As filed with the Securities and Exchange Commission on May 30, 2013
 Securities Act Registration No. 333-181853

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2/A

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑	PRE-EFFECTIVE AMENDMENT NO. 1
☐	POST-EFFECTIVE AMENDMENT NO.

MacKenzie Realty Capital, Inc.

1640 School Street
 Moraga, California 94556
 (925) 631-9100

AGENT FOR SERVICE
Chip Patterson
1640 School Street
 Moraga, California 94556

Copies of Communications to:

Steven F. Carman, Esq.
Eric J. Gervais, Esq. Husch Blackwell LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box): ☒  when declared effective pursuant to Section 8(a).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
		Proposed	Proposed Maximum
Title of Securities Being Registered	Amount to be Registered	Maximum Offering Price Per Share	Aggregate Offering Price (1)	Amount of Registration Fee (2)
Common Stock	$5,000,000	$10	$50,000,000	$6,138

(1)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $50,000,000.

(2)	Paid herewith.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The Information in this preliminary prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, Dated May 30, 2013
PROSPECTUS
MacKenzie Realty Capital, Inc.
Up to a Maximum of 5,000,000 Shares of Common Stock

We are a newly formed, externally managed non-diversified company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act,” prior to the commencement of this offering. Our investment objective is to generate both current income and capital appreciation through debt and equity real estate-related investments. We will be advised by MCM Advisers, LP. MacKenzie Capital Management, LP will provide non-investment management services and the administrative services necessary for us to operate.

We were formed to continue and expand the business of our portfolio of assets we recently acquired from eight private funds, which we refer to as our “Legacy Funds,” and which are managed by an affiliate of our investment adviser. The portfolio had a fair value, as determined by our Board of Directors, of approximately $6.92 million on February 28, 2013. As consideration for our acquisition of that portfolio, 692,217 shares of our common stock were issued to the Legacy Funds.  See “Legacy Portfolio Acquisition.”  We intend to invest primarily in debt and equity real estate-related securities, and we currently expect to elect to be taxed as a real estate investment trust when we become eligible to make that election.

We are offering on a continuous basis up to 5,000,000 shares of our common stock at an initial offering price of $10 per share.  After our initial closing, we will sell our shares on a continuous basis at a price of $10; however, if our net asset value per share increases above $10 per share, we may supplement this prospectus and sell our shares at a higher price in order to avoid selling our shares at a price which, after deduction of selling commissions and dealer manager fees, is below our net asset value per share. Because of the possibility that the price per share will change, persons who subscribe for shares in this offering must submit subscriptions for a fixed dollar amount rather than for a number of shares and, as a result, may receive fractional shares of our common stock. We are required to file post-effective amendments to this registration statement, which are subject to Securities and Exchange Commission (or “SEC”) review, to allow us to continue this offering for at least two years.

This is our initial public offering. Other than the recent Legacy Portfolio Acquisition, we have not conducted any business and have not had any income in any of the last three fiscal years.  Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment.  See “Risk Factors” beginning on page 13 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage.

●	You should not expect to be able to sell your shares regardless of how we perform.

●	If you are able to sell your shares, you will likely receive less than your purchase price.

●	We do not intend to list our shares on any securities exchange for 8 years after completion of this offering, and we do not expect a secondary market in the shares to develop.

●
We have implemented a share repurchase program, but only a limited number of shares are eligible for repurchase by us.  In addition, any such repurchases will be at a 10% discount to the current offering price in effect on the date of repurchase.

●	You should consider that you may not have access to the money you invest for an indefinite period of time.

●	An investment in our shares is not suitable for you if you need access to the money you invest. See “Share Repurchase Program” and “Suitability of Stockholders.”

●	Because you will be unable to sell your shares, you will be unable to reduce your exposure on any market downturn unless and until we list the shares.

NEITHER THE SEC, THE ATTORNEY GENERAL OF THE STATE OF NEW YORK NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF OUR COMMON STOCK, DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE OR PASSED ON OR ENDORSED THE MERITS OF OUR OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. EXCEPT AS SPECIFICALLY REQUIRED BY THE 1940 ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, THE USE OF FORECASTS IS PROHIBITED AND ANY REPRESENTATION TO THE CONTRARY AND ANY PREDICTIONS, WRITTEN OR ORAL, AS TO THE AMOUNT OR CERTAINTY OF ANY PRESENT OR FUTURE CASH BENEFIT OR TAX CONSEQUENCE WHICH MAY FLOW FROM AN INVESTMENT IN OUR COMMON STOCK IS NOT PERMITTED.
	Price to Public	Sales Load(2)	Net Proceeds to us(3)
Total Maximum(1)	$50,000,000	$4,750,000	$43,500,000

(1)	There is no minimum number of shares we must sell to effect this offering. The total maximum (“Total Maximum”) assumes the sale of the maximum number of 5,000,000 shares offered in this offering.
(2)
We will pay selected brokers (the “Selling Agents”), including ARI Financial Services, Inc. (“ARI”), a sales load of 7.0% of the offering price, which load is reduced based on the number of shares purchased from a Selling Agent, or if shares are purchased through investment advisers (in which case an administrative fee of 2% is payable to ARI in lieu of commissions).  For purposes of the table, we have assumed a sales charge of 7%.  To the extent purchasers qualify for the volume discounts or purchase through certain investment advisory accounts, the sales load amount shown in the table would be less and our net proceeds would be more.  Selling Agents may also receive due diligence or marketing expense reimbursements of up to 0.5% of the offering price.  We will also pay our dealer manager, ARI, a dealer manager fee of up to 2.0% (the “Dealer Manager Fee”).

(3)
We have incurred $500,000 in costs in connection with this offering, and all additional amounts will be reimbursed by our investment adviser, MCM Advisers, LP.  Therefore, our offering costs have either been paid by our existing stockholders (and will not directly be born by investors in this offering), or will be paid by our adviser. We have also agreed to pay our investment adviser a portfolio structuring fee of 3.5% of the gross proceeds of this offering (the “Portfolio Structuring Fee”).

There are no arrangements to place offering proceeds in escrow, trust, or similar arrangement.  Our securities are being offered on a best efforts basis and we expect monthly closings.   The termination date of the offering will be no later than two years after the first monthly closing. The minimum initial investment for an individual is $5,000. Out of that amount (assuming the Total Maximum is sold), $375 will be paid in sales load and expense reimbursements, $100 will be paid for the Dealer Manager Fee, and $175 will be paid for the Portfolio Structuring Fee.  Therefore, of the initial $5,000 investment, $4,350. will be used for investment purposes.  To the extent an investor qualified for a volume discount or purchased as a client of certain investment advisers, more of their capital would be used for investment purposes, and to the extent we do not sell the Total Maximum, our offering costs would be a higher percentage.

The date of this prospectus is May 30, 2013.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon the completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the SEC.  We will also provide our stockholders with quarterly reports containing the information contained in any quarterly report filed by us with the SEC. This information will be available free of charge by contacting us by mail at 1640 School Street, Moraga, California 94556, by telephone at (925) 631-9100 or (800) 854-8357, or on our website at http://www.mackenzierealty.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

This prospectus is part of a registration statement that we have filed with the SEC to register a continuous offering of our shares of common stock. Periodically, as we make material investments or have other material developments, we will provide a prospectus supplement that may add, update, or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, filing post-effective amendments to the registration statement to include new annual audited financial statements as they become available or if our net asset value declines more than 10% from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC or any state securities authority reviews any such amendment until it is declared effective.

You should rely on the information contained in this prospectus and any prospectus supplement. We have not, and the Selling Agents have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus and any prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front cover of such prospectus or prospectus supplement. We will amend or supplement this prospectus in the event of any material change to the information contained herein.  Attached at the end of this prospectus is a Table of Definitions that should be referenced in connection with reading this prospectus or any prospectus supplement.

MacKenzie Realty Capital, Inc.

Until _________ __, 2013 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

On February 28, 2013, we acquired a portfolio of assets we refer to as the “Legacy Portfolio” from eight private funds (MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC), which we refer to collectively as the “Legacy Funds.” We refer to this transaction in its entirety as the “Legacy Portfolio Acquisition.” Except where the context suggests otherwise, the terms “we,” “us,” “our” and “MRC” refer to MacKenzie Realty Capital, Inc., the terms “MCM Advisers,” “Adviser” or “Investment Adviser” refer to MCM Advisers, LP, and the terms “MacKenzie Capital Management,” the “Manager” or the “Administrator” refer to MacKenzie Capital Management, LP.

MacKenzie Realty

We are a newly formed, externally managed non-diversified company that intends to elect to be treated as a business development company (“BDC”) under the 1940 Act, prior to the commencement of this offering. Our investment objective is to generate both current income and capital appreciation through real estate-related investments. We will be advised by MCM Advisers, and  MacKenzie Capital Management will provide the non-investment management services and administrative services necessary for us to operate.

We were formed to continue and expand the business of the Legacy Funds, the assets of which we acquired on February 28, 2013.  As part of this continuation and expansion, we intend to invest primarily in debt and equity real estate-related securities, and we currently expect to elect to be taxed as a real estate investment trust, or REIT, when we become eligible to make that election.

Our investments will generally range in size from $10 thousand to $3 million, similar to the investments in the Legacy Portfolio. However, we may make larger investments from time to time on an opportunistic basis. We intend to focus primarily on real estate-related securities.  We will purchase most of our securities (i) directly from existing security holders, (ii) through established securities markets, and (iii) in the case of unregistered, privately offered securities, directly from issuers.  We will invest primarily in illiquid or non-traded debt and equity securities issued by U.S. companies that primarily own commercial real estate.

Consistent with the approach taken by the Legacy Funds, we will generally seek to invest in interests of real estate-related limited partnerships and real estate investment trusts.  We will not invest in general partnerships, joint ventures, or other entities that do not afford limited liability to their security holders.  However, limited liability entities that we may invest in may in turn hold interests in general partnerships, joint ventures, or other non-limited liability entities.  We generally consider purchasing securities issued by entities that have (i) completed the initial offering of their securities, (ii) operated for a period of at least two years, and typically more than five years, from the completion of their initial offering, and (iii) fully invested their capital in real properties or other real estate-related investments.

We may also acquire (i) individual mortgages secured by real property (i.e., we may originate such loans or we may purchase outstanding loans secured by real estate), (ii) securities of issuers that own mortgages secured by income producing real property, and (iii) using no more than 20% of our available capital, securities of issuers that own assets other than real estate.

Legacy Portfolio Acquisition

We acquired the Legacy Portfolio from the Legacy Funds, which are advised by MCM Advisers and managed by MacKenzie Capital Management.   The Legacy Portfolio had a fair value of approximately $6.92 million on February 28, 2013, as determined by our Board of Directors. As consideration for our acquisition of the Legacy Portfolio, a total of 692,217 shares of our common stock were issued to the Legacy Funds.  So long as MacKenzie Capital Management remains our Administrator, the Legacy Funds, MacKenzie Capital Management, or one or more of its Affiliates will continue to own at least $200,000 worth of our common shares.  See “Legacy Portfolio Acquisition.”  As of February 28, 2013, the Legacy Portfolio included investments in equity securities issued by 47 portfolio companies.  Additional information regarding the Legacy Portfolio is provided below under “Portfolio Companies” and “Discussion of the Company’s Expected Operating Plans,” as well as in the schedule of investments and the related notes thereto included in this prospectus.  The Legacy Funds’ financial statements for the periods ended June 30, 2011 and June 30, 2012 are included as an exhibit to the registration statement of which this prospectus is a part, and may be reviewed at the SEC’s website at http://www.sec.gov.

About MacKenzie Capital Management

We will be managed by MacKenzie Capital Management, a California limited partnership that is owned by three sub-partnerships that are owned in varying percentages by MacKenzie Capital Management and MCM Advisers employees and the extended family of Messrs. C.E. Patterson, Chip Patterson, Glen Fuller and Robert Dixon.  The general partner of the Manager is MCM-GP, Inc., a

California corporation owned by the same individuals.  The majority of the beneficial interests of the Manager are owned by C.E. Patterson, Berniece A. Patterson, Robert Dixon, Glen Fuller, and Chip Patterson, in addition to other family members.  Certain non-family employees of the Manager own minority interests in the Manager that represent in the aggregate less than 10% of the equity in the Manager.  Our Manager will manage all of our affairs except for providing investment advice.  Our Manager and its predecessor companies have been engaged in the management and sponsorship of offerings that invest primarily in real estate related securities since 1982.

About MCM Advisers

We will be advised by MCM Advisers, whose investment team members have an average of nearly 19 years of experience investing in real estate-related securities. MCM Advisers’ investment team also presently advises 53 private equity funds other than the Legacy Funds.  Those private funds (as well as the Legacy Funds) have investment objectives and strategies that are similar to ours.

We expect to benefit from the ability of our Investment Adviser’s investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans, and manage and monitor a relatively diversified portfolio of those investments. Our Investment Adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our Adviser is registered with the SEC and is owned by the same beneficial owners and in the same proportions as the Manager.  Our Adviser is led by its investment team: C.E. Patterson, Founder and Managing Director of the General Partner of our Manager and our Adviser; Glen W. Fuller, who serves as Chief Operating Officer and Managing Director of the General Partner of our Manager and our Adviser; Chip Patterson, who serves as Managing Director and General Counsel, and Director of the General Partner of our Manager and our Adviser; Robert E. Dixon, who serves as Chief Investment Officer and Managing Director of the General Partner of our Manager and our Adviser; Paul F. Koslosky, who serves as Chief Financial Officer and Treasurer of the General Partner of our Manager and our Adviser; and Christine E. Simpson, who serves as Chief Portfolio Manager and Senior Vice President of Research for the General Partner of our Manager and our Adviser.  We consider C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson to be MCM Advisers’ investment team.

Market Opportunity

We intend to pursue a strategy focused on investing primarily in illiquid or non-traded debt and equity securities issued by U.S. companies that primarily own commercial real estate.  These companies are likely to be non-traded REITs (“NTRs”), small-capitalization publicly-traded REITs, public and private real estate limited partnerships (“RELPs”), limited liability companies (“LLCs”), and tenancies-in-common (“TICs”).  We believe the size of this market and certain recent developments, coupled with MCM Adviser’s network, create an attractive investment environment for our strategy for a number of reasons, including:

•
Expected opportunities for investor liquidity have disappeared.  Most NTRs intended to offer their shareholders a quarterly shareholder redemption program.  When the recent economic downturn began, most NTR sponsors suspended their shareholder redemption plans to conserve cash.  Similarly, many of the RELPs, LLCs and TICs that may have intended to liquidate by now have experienced a decline in property value and are unable to liquidate profitably.  As a result, many of them will experience a longer holding period than their investors originally intended.

•
Economic downturn created demand for additional capital.  During the recent economic downturn, many companies decided to reduce the amount of space they lease, increasing vacancies in office buildings and retail properties.  Some companies in the retail, hospitality, and multi-family sectors deferred maintenance in order to preserve cash.  For these reasons, we believe there are many real estate companies that need access to additional capital for tenant improvements, deferred maintenance, and other capital expenditures.

•
Many loans are due or coming due in the next few years.  During the last economic expansion from 2003 – 2008, many real estate acquisitions were financed with loans having 5 or 10 -year maturities.  Many companies have had and will have difficulty refinancing these loans as a result of a decline in the value of their property, forcing them to look for less traditional, and more expensive, lenders.

•
Small transaction sizes allow for a profitable niche.  The secondary market trading volume for the entire NTR industry is less than $10 million per month, and most individual transactions are less than $100,000.  Similarly, most of the RELPs, LLCs, and TICs that we target for loans will need less than $10 million in recapitalization loans or equity.  As a result, most real estate investment firms cannot efficiently compete with us in such small transactions.  Our Adviser has 30 years of experience closing such transactions with very low transaction costs.

Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity real estate-related investments.  Our Independent Directors will review our investment policies with sufficient frequency, but at least annually, to determine that the policies we are following are in the best interests of our stockholders.  Each such determination and the basis therefor will be contained in the minutes of our Board of Directors.

We seek to accomplish our objective by a combination of rigorous analysis of the net asset value of and risks associated with a potential security acquisition, and a disciplined requirement that any security must be acquired at a significant discount to its net asset value.  Although we may acquire any type of security by any method, we anticipate our acquisitions will generally be accomplished in the following ways:

•
Tender offers.  We intend to acquire shares of NTRs and other real estate companies via registered tender offers and non-registered tender offers.  This is generally our preferred acquisition method, as it allows us to name the price at which we are willing to buy such securities.  By purchasing securities at significant discounts to NAV, we simultaneously reduce the risk of a loss of capital due to a decline in NAV while increasing total returns when the discount is realized.  Also, by purchasing seasoned securities that are several years old, we significantly reduce our intended holding period and correspondingly increase our annualized rate of return.

•
Direct loans and private placements.  We may occasionally make direct loans to private real estate companies and arrange for private placements of equity issued directly to us by private real estate companies.  These direct investments would only be made after we have an equity investment in the company, which companies are smaller so that we are more familiar with their properties and management.

•
Purchases of small-cap REITs on the open market.  We believe that small-capitalization REITs (typically less than $250 million) are largely ignored by institutional investors and by Wall Street analysts, and as a result they often trade for significant discounts to their net asset value.  While these REITs tend to be highly illiquid with very small trading volumes, our smaller size allows us to focus on these REITs and to purchase them in quantities that are meaningful for us.  Similar to the shares of NTRs we purchase at discounts to NAV, we believe these acquisitions can provide superior risk-adjusted returns.

Suitability of Stockholders

We have established minimum income and net worth standards for purchasers of our shares of  common stock (“Shares”) because there is not likely to be a substantial or active secondary market for trading our Shares.   We believe these standards are reasonable for us and the risks associated with the purchase of our shares.  Generally, purchasers must have (i) a minimum annual gross income of $70,000 and a minimum net worth of $70,000; or (ii) a minimum net worth of $250,000; though purchasers in certain states must meet higher minimums, limit the percentage of their net worth invested in us, or purchase a minimum number of shares, as described below under “Regulation as a Business Development Company—State Registration Matters.”  Net worth will be determined exclusive of home, home furnishings, and automobiles.  In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

Each person selling Shares on our behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each investor.  In making this determination, each person selling Shares on our behalf will ascertain that the prospective investor:

●	meets the minimum income and net worth standard established;

●	can reasonably benefit from ownership in MRC based on the prospective stockholder’s overall investment objectives and portfolio structure;

●	is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation;

●
has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the stockholder may lose the entire investment; (iii) the lack of liquidity of our Shares; (iv) the restrictions on transferability of our shares; and (e) the tax consequences of the investment.

Each person selling Shares on our behalf will make this determination on the basis of information it obtains from each prospective investor.  Relevant information for this purpose will include the age, investment objective, investment experience, income, net worth, financial situation, and other investments of the prospective stockholders, as well as any other pertinent factors.  The Manager and any Sponsor (as defined in our articles of incorporated, or “Charter,” to include any person who organizes, manages or controls us, and any Affiliate of such person, such as our Investment Adviser, Manager and Administrator) or each person selling Shares on our or a

 Sponsor’s behalf will maintain records for at least six years of the information used to determine that an investment in our Shares is suitable and appropriate for a stockholder.

Risk Factors

The value of our assets, as well as the price of our Shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in MRC involves other risks, including the following:

•	We have no operating history as a BDC, nor has our Adviser managed a BDC;

•	We are dependent upon MCM Advisers’ investment team for our success;

•	There is no minimum number of Shares that must be purchased before we effect closings of Share sales, which means our expense ratio could be greater than anticipated;

•	We operate in a highly competitive market for investment opportunities;

•
Our incentive fee structure and the formula for calculating the management fee may incentivize MCM Advisers to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so;

•
Our portfolio may lack diversification among portfolio companies, subjecting us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments;

•
We do not intend to concentrate our portfolio on any specific geographic areas, however we may be subjected to a risk of significant loss if there is a downturn in a particular area in which a number of our investments are concentrated;

•
Investing in real estate-related companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect;

•	The lack of liquidity in our investments may adversely affect our business;

•	An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;

•	We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us;

•	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;

•	There will be uncertainty as to the value of our portfolio investments;

•	We may experience fluctuations in our quarterly results;

•
Shares of BDCs have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the price of our Shares will not decline below our net asset value per Share if and when a market for them develops;

•	If we list the Shares on an exchange, our common stock price may be volatile and may decrease substantially;

•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time;

•	Our common stock is not expected to be listed on an exchange for the foreseeable future;

•	Sales of stock in this offering will be dilutive to the initial net asset value, because no sales commissions were paid in connection with the Legacy Portfolio Acquisition; and

•
Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

See “Risk Factors” beginning on page 13, and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in Shares.

Operating and Regulatory Structure

MRC is a newly formed Maryland corporation that is an externally managed, non-diversified company that intends to elect to be treated as a BDC under the 1940 Act prior to commencement of this offering. As a BDC, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. We currently expect to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”). See “Material U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by MCM Advisers and supervised by our Board of Directors.  Each member of our Board of Directors has at least 20 years of relevant experience, demonstrating the knowledge and experience required to successfully guide us.  MCM Advisers is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” Under our investment advisory agreement with MCM Advisers, which we refer to as the Investment Advisory Agreement, we will pay MCM Advisers an annual base management fee based on our “managed funds” as well as incentive fees based on our income and our performance. Under our Portfolio Structuring Agreement with MCM Advisers, which we refer to as the Structuring Agreement, we will pay MCM Advisers a one-time fee based on the gross proceeds we receive in this offering for its sourcing and structuring of our portfolio.  See “Investment Advisory Agreements.” We will also enter into an administration agreement, which we refer to as the Administration Agreement, under which we will agree to reimburse MacKenzie Capital Management for our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services, subject to the amount being approved by our Independent Directors.  See “Administration Agreement.”

Both MCM Advisers and MacKenzie Capital Management are controlled by their general partner, MCM-GP, Inc., which is controlled by its board members: C.E. Patterson, Berniece Patterson, Glen Fuller, Chip Patterson, and Robert Dixon.

Our Corporate Information

Our offices are located at 1640 School Street, Moraga, California 94556, and our telephone number is (925) 631-9100 or (800) 854-8357.

Share Repurchase Program

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their Shares promptly at a desired price. See “Share Repurchase Program.”

Beginning 12 months after the initial closing of the sale of Shares in this offering, and on a quarterly basis thereafter, we intend to offer to repurchase Shares on such terms as may be determined by our Board of Directors in its discretion unless, in the judgment of the Independent Directors, such repurchases would not be in our best interests or would violate applicable law. The Board will consider certain factors such as information about fees paid by other funds that engage in comparable activity, the amount of effort required to identify investment opportunities, take advantage of investment opportunities, and monitor those investment opportunities  in light of our investment strategy.  The Board will also consider the fees paid to our Adviser for managing private funds and the expenses expected to be incurred by the Adviser for managing us.  The Board will further consider the expenses the Adviser would have to incur in order to comply with various federal and state securities laws on an ongoing basis and the performance record for the Adviser in implementing a similar strategy in the past.  Any Share repurchase should not result in any tax consequence on those investors who remain invested in us or on us directly.   Similarly, a repurchase is not expected to impact our investment strategy or our portfolio turnover.  If we were to decrease meaningfully in size as the result of a Share repurchase, our expense ratio could increase modestly.

We anticipate conducting such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act. In months in which we repurchase Shares, we expect to conduct repurchases on the same date that we hold our monthly closings for the sale of Shares in this offering.

We currently intend to limit the number of Shares we will repurchase during any calendar year to the number of Shares we could otherwise repurchase with distributions that would be used to buy our common stock under our dividend reinvestment plan (our “DRIP”).  In other words, if we had distributions in the amount of $1 million in a calendar year and those distributions would be made in the form of our Shares at $10 per Share (meaning 100,000 Shares would be distributed under the DRIP), then we would not repurchase more than 100,000 Shares in that calendar year.

At the discretion of our Board of Directors, we may also use cash on hand, cash available from any borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase Shares. In addition, we do not expect to repurchase Shares in any calendar year in excess of 5% of the weighted average number of Shares outstanding in the prior calendar year. We further anticipate that we will offer to repurchase such Shares at a price equal to 90% of the current offering price on each date of repurchase.

In connection with its consideration of whether to conduct such tender offers, our Board of Directors will consider any requests it has received from stockholders. If you wish to tender your Shares for repurchase, you must either tender at least 25% of the Shares you purchased in this offering or all of the Shares that you own. If you choose to tender only a portion of your Shares, you must maintain a minimum balance of $1,000 worth of Shares following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares we seek to repurchase, we will repurchase Shares on a pro-rata basis. As a result, we may repurchase less than the full amount of Shares that you request to have repurchased. If we do not repurchase the full amount of your Shares that you have requested to be repurchased, or we determine not to make repurchases of our Shares, you may not be able to dispose of your Shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.  We intend to seek exemptive relief from Regulation M under the 1934 Act in connection with our proposed Share repurchase program. See “Share Repurchase Program.”

How to Subscribe

Investors who meet the suitability standards described herein may purchase Shares of our common stock. Investors seeking to purchase Shares should:
•	Read this entire prospectus and all appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•
Deliver a check for the full purchase price of the Shares being subscribed for along with the completed subscription agreement to MacKenzie Realty Capital, Inc., 1640 School Street, Moraga, CA 94556.  You must initially invest at least $5,000 in Shares to participate in this offering—subject to higher minimums that may be imposed by particular states. After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for distributions received under our DRIP.  Stockholders will not be required to contribute any additional capital to us after their initial purchase of Shares.

•
By executing the subscription agreement and paying the total purchase price for the Shares subscribed for, each investor attests that he/she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

We expect to accept subscriptions and admit new stockholders at monthly closings. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers without interest and without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus.

THE OFFERING

Common Stock Offered by Us	A maximum of 5,000,000 Shares.
Common Stock to be Outstanding After this Offering	Approximately 5,728,217 Shares (including 692,217 Shares issued to the Legacy Funds in exchange for the Legacy Portfolio), assuming the sale of the maximum number of Shares offered in this offering.
Continuous Offering
We will continually offer our Shares for a period we do not expect to exceed two years.  During that time, we will generally conduct monthly closings, at which time the offering price and our then-current net asset value per Share will be provided to each prospective purchaser.

Use of Proceeds
Our net proceeds from this offering could be approximately $43,500,000 or more, and our Charter requires us to invest at least 82% of those proceeds. The net proceeds we receive from this offering will be used for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay from the net proceeds of this offering our operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses related to potential new investments. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment.

While there is no limit on the amount of our offering proceeds that can be used to fund distributions, we do not intend to fund distributions with a return of capital.  See “Use of Proceeds.”

Distributions
Subsequent to the commencement of this offering, and to the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the commencement of this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends or other distributions to our stockholders will be declared out of assets legally available for distribution, and we will not make distributions consisting of a return of capital. The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year.  Distributions in kind are not permitted, except to the extent permitted in our Charter.  In no event may we borrow money to make distributions if the amount of such distribution would exceed our annual revenue, less operating costs.

Taxation
We currently expect that we will qualify as a REIT.  Once we have found sufficient suitable REIT-qualifying investments and satisfied the REIT requirements for the required period, we expect to make an election to be treated as a REIT by filing a Form 1120-REIT.  If we elect REIT status in the future, we will be taxed as a REIT rather than a C corporation and generally will not pay federal income tax on taxable income that is distributed to our stockholders.  If we elect REIT status, our distributions from earnings and profits will be treated as ordinary income and generally will not qualify as qualified dividend income (QDI) and will not be qualifying for purposes of the dividends received deduction (DRD).  As a REIT, certain dividends related to long-term capital gains may be taxed as capital gains dividends.  If we make a REIT election, we may be subject to a corporate level tax if and to the extent of certain built-in gains on certain assets if such assets are sold during the 10 year period following conversion.  Built-in gain assets are assets whose fair market value exceeds the REIT's adjusted tax basis at the time of conversion.

If we fail to qualify or elect to be a REIT, we will be taxed as a corporation and, thus, we would be obligated to pay federal and state income tax on our taxable income.  In such case, our distributions from earnings and profits would be treated as QDI and return of capital; with dividends received by corporate stockholders generally qualifying for the DRD. Our Charter provides that we will provide our stockholders with information necessary for the preparation of their federal tax returns within 75 days of our fiscal year end. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”
Investment Advisory Fees
Under the Investment Advisory Agreement, we will pay MCM Advisers a fee for its services consisting of two components — a base management fee and a subordinated incentive fee.  The base management fee is calculated based on our “managed funds,” which includes any borrowing for investment purposes.  The base management fee will range between 1.5% to 3.0%, depending on the level of our “managed funds.”

The subordinated incentive fee has three parts—income, capital gains and liquidation.  The incentive fee components are designed so that the Adviser does not receive an incentive fee until our stockholders have first received dividends of at least 7% annually, and then those fees are payable so that the Adviser receives 20% of our profits.

The income component is (i) 100% of our preliminary net investment income for any calendar quarter that exceeds 1.75% (7% annualized) but is less than 2.1875% (8.75% annualized) of our “contributed capital;” and (ii) 20% of our preliminary net investment income for any calendar quarter that exceeds 2.1875% (8.75% annualized) of our “contributed capital.”  The capital gains component is (i) 100% of our realized capital gains annually generated by our investments above 7% and up to 8.4% of our “contributed capital,” and (ii) 20% of our realized capital gains above 8.4% of our “contributed capital,” all computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.  The capital gains component may not in any event exceed 20% of our realized capital gains, net of all realized capital losses and unrealized capital depreciation.  The liquidation component will be 20% of the amount by which all distributions to our stockholders exceed the “contributed capital,” less all previously- paid capital gains fees, provided that the liquidation component may not exceed 20% of all of our realized capital gains as of the date of liquidation.

Under the Structuring Agreement, we will pay MCM Advisers an additional fee, specifically for sourcing and structuring our initial portfolio.  This is a one-time fee of 3.5% of the gross proceeds we receive in this offering.  See “ Investment Advisory Agreements.”

Administration Agreement
We will reimburse MacKenzie Capital Management for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services, subject to the Independent Directors’ approval. In addition, we will reimburse MacKenzie Capital Management for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer, Financial Reporting Manager, and any administrative support staff.  If MacKenzie Capital Management withdrawals as our Administrator, it must provide stockholders with 120 days’ notice and pay any expenses we incur as a result of such withdrawal. See “Administration Agreement.”

Leverage
We have no current intention to borrow funds for investment purposes but may do so at a future time. If we did so borrow, we would be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our Adviser, will be borne by our common stockholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 200% immediately after each such borrowing. See

Future Trading
“Regulation as a Business Development Company.”

We do not intend to list our common stock on any established exchange prior to eight years from completion of this public offering.  Shares of BDCs frequently trade at a discount to their net asset value, or “NAV.” A BDC is not generally able to issue and sell common stock at a price below its NAV per share unless it has stockholder approval.  We have obtained stockholder approval to sell Shares in this offering at a price, after deduction of selling commissions and Dealer Manager Fees, that is below NAV. The risk that our Shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per Share may decline.  Our common stock will not be listed for trading on an established exchange, and we cannot predict whether our Shares will trade above, at, or below NAV.  See “Risk Factors – Risks Relating to this Offering.”

License Arrangement
MacKenzie Capital Management, LP has granted to us a non-exclusive, royalty-free license to use the name “MacKenzie” under the Administration Agreement, so long as we engage our Adviser to serve as our investment adviser. See “License Arrangement.”

Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your Shares are registered in your own name, your distributions will automatically be reinvested under our DRIP in additional whole and fractional Shares, unless you “opt out” of our DRIP so as to receive cash dividends by delivering a written notice to our dividend paying agent; except that investors residing in Oregon may not participate in our DRIP, and investors residing in Nebraska must affirmatively opt in to the DRIP in order to participate. If your Shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our DRIP. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures
Our Charter and bylaws adopted pursuant to the Charter, or the “Bylaws,” as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Available Information
After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov . The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (800) 732-0330. This information will also be available free of charge by contacting us at MacKenzie Realty Capital, Inc., 1640 School Street, Moraga, California 94556, by telephone at (925) 631-9100 or (800) 854-8357, or on our website at http://www.mackenzierealty.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly when buying Shares. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “MRC,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in MacKenzie Realty Capital, Inc.

Stockholder transaction expenses(1):
Sales load (as a percentage of offering price)	7.50	% (2)
Dealer Manager Fee (as a percentage of offering price)	2.00	% (3)
Portfolio Structuring fee (as a percentage of offering price)	3.50	% (4)
Dividend reinvestment plan expenses	None	(5)
Total stockholder transaction expenses (as a percentage of offering price)	13.00	%(6)

Annual expenses (as a percentage of net assets attributable to common stock)(7):
Base management fee	2.48	% (8)
Incentive fees payable under our Investment Advisory Agreement	0	% (9)
Interest payments on borrowed funds	0	% (10)
Other expenses	1.00	% (11)
Total annual expenses	3.48%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the “Stockholder transaction expenses” table above. See Note 11 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.  Additionally, the example assumes we do not pay any incentive fees to our Adviser, because a 5% annual return would not exceed the hurdles that must be surpassed before those fees are payable to our Adviser under the Investment Advisory Agreement.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $5,000 investment, assuming a 5% annual return	$183	$556	$939	$1,942
___________________________

(1)
The estimated expenses presented in the table are based on the assumption that we issue a total of 4,000,000 Shares in this offering.  To the extent that we issue additional Shares in this offering, the percentages shown in “Total stockholder transaction expenses” in the table would be lower.  The Shares we issued to the Legacy Funds are not considered sold in this offering and therefore they are not included in any amounts shown in the “Stockholder transaction expenses” table.  There are no Organization and Offering Expenses reflected in the table, as those costs, up to $500,000, have been born by our existing stockholders (which will impact our pre-offering NAV), and any additional amounts will be paid by our Adviser.  Under our Charter, our Organization and Offering Expenses may not exceed 15% of the proceeds of this offering.

(2)
The sales load for Shares sold in this offering is a one-time fee of 7%, which may be lower if an investor qualifies for the volume discount, and for purchases through certain investment advisory accounts, ARI will instead receive a 2% administrative fee in lieu of commissions.  We may also reimburse broker-dealers for diligence and marketing expenses up to 0.5% of offering proceeds.  See “Arrangements with Dealer Manager and Selected Broker-Dealers.”

(3)
The Dealer Manager Fee of up to 2.0% will be paid by us to ARI on all Shares sold in this offering.  ARI may re-allow up to 1.5% of this amount to other broker-dealers for wholesaling services in this offering.  A portion of that fee may be waived by ARI in certain cases, and to the extent it is, the amount in the table would be reduced.  See “Arrangements with Dealer Manager and Selected Broker-Dealers.”

(4)	The one-time Portfolio Structuring fee will be paid by us to MCM Advisers for structuring our initial portfolio and arranging the Legacy Portfolio Acquisition. See “Investment Advisory Agreements.”

(5)	The expenses of the DRIP are included in “Other expenses.” See “Dividend Reinvestment Plan.”

(6)	To the extent investors qualify for the volume discount or purchase through certain investment advisers, the total stockholder transaction expenses would be reduced.

(7)	The portion of the table under “Annual expenses (as a percentage of net assets attributable to common stock)” includes the value of the assets contributed by the Legacy Funds ($6,922,170), in addition to the estimated $34,800,000 net proceeds we would receive on the sale of 4,000,000 Shares in this offering.  To the extent we issue additional Shares in this offering, the expense amounts in the table under “Annual expenses (as a percentage of net assets attributable to common stock)” would likely be lower.

(8)
This calculation reflects our base management fee as a percentage of our net assets. Our maximum base management fee of 3% under the Investment Advisory Agreement, however, is based on our “managed funds,” which is defined as the number of Shares issued, multiplied by the price at which the Shares are sold, plus any borrowed funds (“Managed Funds”). As a result, any use of leverage would have the effect of increasing our base management fee as a percentage of our net assets.

The Investment Advisory Agreement provides that the base management fee of 3% only applies to our first $20 million of Managed Funds, decreasing to 2% of the next $80 million of our Managed Funds, and further decreasing to 1.5% of our Managed Funds.  See “Investment Advisory Agreements.”  Thus, the amount estimated in the table is comprised of 3% of $20,000,000 plus 2% of the $21,722,170 in Managed Funds over $20,000,000.

(9)
Reflects the annual incentive fees payable to MCM Advisers, assuming anticipated performance of the Legacy Portfolio and that no capital gains or liquidation incentive fees are paid. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within six to nine months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring.  As a result, we do not anticipate paying any incentive fees in the first year after completion of this offering.  Once fully invested, we expect the incentive fees we pay to increase to the extent we realize capital gains on the sale or liquidation of our portfolio company investments sufficient to first distribute the 7% return to stockholders discussed below.

The income incentive fee is (i) 100% of our preliminary net investment income for any calendar quarter that exceeds 1.75% (7% annualized) but is less than 2.1875% (8.75% annualized) of our “Contributed Capital” (which is defined as the number of Shares outstanding, multiplied by the price at which the Shares are sold), and (ii) 20% of our preliminary net investment income for any calendar quarter that exceeds 2.1875% (8.75% annualized) of our Contributed Capital.  The capital gains incentive fee is (i) 100% of the realized capital gains above 7%, up to 8.4%, of our Contributed Capital, and (ii) 20% of the realized capital gains above 8.4% of our Contributed Capital, all as annually computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis during our operations, less the aggregate amount of any previously paid capital gain incentive fees.  The liquidation incentive fee is 20% of the amount by which all distributions to stockholders exceed the Contributed Capital, less all previously- paid capital gains fees, provided that the liquidation component may not exceed 20% of all of our realized capital gains as of the date of liquidation.

(10)
We do not currently intend to borrow funds for investment purposes.  If we do borrow funds in the future, it would likely be limited to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, and to the extent we are able to borrow on margin against marginable securities, which is likely to be limited to 10-15% of our gross assets. We do not currently anticipate issuing any preferred stock. The costs associated with any borrowing will be indirectly borne by our stockholders.

(11)
“Other expenses” include our overhead expenses which are estimated for the current fiscal year, including legal and accounting expenses, as well as our DRIP.  All of our expenses must be billed to and paid by us, unless others may be reimbursed for our expenses as permitted by our Charter.  In no event may our acquisition expenses exceed 6% of the size of any mortgage loan we purchase.

The example above and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example above assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes inclusion of the sales load of 9.5%. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our DRIP will receive a number of Shares, determined by dividing the total dollar amount of the dividend payable to a participant by the price per Share on the dividend payment date, which may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our DRIP.

General Expense Information

Our Independent Directors will determine, from time to time but at least annually after the initial term of our Investment Advisory Agreement, that our total fees and expenses are reasonable in light of our investment performance, our net assets, our net income and the fees and expenses of other comparable unaffiliated real estate funds.  Each such determination will be reflected in the Board’s meeting minutes.  The Organization and Offering Expenses paid in connection with our formation or the sale of our Shares must be reasonable and may in no event exceed 15% of the proceeds raised in this offering.  The total of all asset acquisition fees and expenses, if any, must be reasonable, and may not exceed 6% of the contract price for the property, or in the case of a mortgage loan, 6% of the funds advanced.  Notwithstanding the foregoing, a majority of our directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to us.

Total Operating Expenses
The Independent Directors have the fiduciary responsibility of limiting our total allocated operating expenses to reasonable amounts, unless the Independent Directors have made a finding that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of expenses is justified.  Any such findings and the reasons in support of them will be reflected in the Board’s meeting minutes.  All of our expenses must be billed to and paid by us. In the event the Independent Directors determine that expenses we would normally reimburse MCM Advisers for are not justified, MCM Advisers may be required to incur such expenses (though MCM Advisers will in no event be responsible for our direct expenses).  A Sponsor, including MCM Advisers, is permitted to be reimbursed for the actual cost of goods and services used by or for us and obtained from persons other than Affiliates.  Sponsors may also be reimbursed for necessary administrative expenses, so long as those expenses are the lower of the Sponsor’s actual cost or the amount we would be required to pay a third party.

Real Estate Commissions on Resale of Property

Neither the Adviser, our Manager, nor any of our directors will receive any brokerage commission paid on any purchase or sale of any real property we may purchase, though we do not intend to directly hold any real property assets, but instead purchase securities of companies that themselves hold real estate assets.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below may not be the only risks we face, but are the risks we are presently aware of. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our NAV and the price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy.  Our Board of Directors will have final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we will invest. As a result, we will value these securities quarterly at fair value based on input from management and our audit committee, with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling Shares during a period in which the net asset value understates the value of our investments will receive a lower price for their Shares than the value of our investments might warrant.

We have no operating history as a BDC.

As a result of our lack of operating history as a BDC, we will be subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Our financial condition and results of operations will depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy capital, which will depend, in turn, on our Adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis will largely be a function of our Investment Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our Investment Adviser’s investment team will also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We will be dependent upon MCM Advisers’ key personnel for our future success.

We will depend on the diligence, skill and network of business contacts of the investment professionals of MCM Advisers.  The investment professionals at MCM Advisers will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of our investment team and the other senior investment professionals available to MCM Advisers. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any of the members of the investment team to terminate their relationship with us, and we do not intend to purchase any “key man” insurance coverage respecting MCM Advisers’ personnel. The loss of one or more of the investment team or other senior investment professionals who serve on MCM Advisers’ investment team could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that MCM Advisers will continue indefinitely as our Investment Adviser.

The members of MCM Advisers’ investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that the investment team will dedicate a significant portion of their time to the activities of MRC; however, they will be engaged in other business activities which could divert their time and attention in the future.

Our success will depend on the ability of MCM Advisers to attract and retain qualified personnel in a competitive environment.

Our growth will require that MCM Advisers retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which it will compete for experienced personnel will have greater resources than it will have.

We will be dependent on MacKenzie Capital Management’s key personnel for our future success.

We will depend on the skill, experience, and care of the professionals at our Manager to record, administer, and manage our business, including our stockholder records and financial records, preparing and filing reports to our stockholders and with the SEC and our tax returns.  We cannot assure you that these key personnel will not terminate their relationship with our Manager.  The loss of one or more of these professionals could have a material adverse effect on our ability to achieve our business objectives.

There are significant potential conflicts of interest respecting our Adviser’s activities that could impact our investment returns.

MCM Advisers’ investment team presently manages 53 private funds other than the Legacy Funds.  In addition, our executive officers and directors, as well as the current and future members of our Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Any affiliated investment vehicle formed in the future and managed by our Adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, MCM Advisers may face conflicts in allocating investment opportunities between us and such other entities. Although MCM Advisers will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our Adviser or an investment manager affiliated with our Adviser. In any such case, when MCM Advisers identifies an investment, it will be forced to choose which investment fund should make the investment, although MCM Advisers has an allocation policy to ensure the equitable distribution of such investment opportunities consistent with the requirements of the 1940 Act.

If our Adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with our Charter, the 1940 Act, applicable regulations, regulatory guidance and our allocation procedures.

There are significant potential conflicts of interest respecting our Adviser’s compensation that could impact our investment returns.

In the course of our investing activities, we will pay management and incentive fees to MCM Advisers and reimburse MCM Advisers for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of MCM Advisers will have interests that differ from those of our stockholders, giving rise to a conflict. MCM Advisers will not be reimbursed for any performance-related compensation for its employees.

There are significant potential conflicts of interest respecting our Administrator that could impact our investment returns.

Under the Administration Agreement, our Administrator granted us a royalty-free license to use the name “MacKenzie.” Under the Administration Agreement, we have the right to use the “MacKenzie” name for so long as MCM Advisers or one of its affiliates remains our investment adviser. In addition, we will pay the Administrator, an affiliate of MCM Advisers, our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

There are significant potential conflicts of interest respecting related party transactions that could impact our investment returns.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not violate our Charter or raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics.

Our incentive fee structure and the formula for calculating the management fee may incentivize MCM Advisers to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from deleveraging when it would otherwise be appropriate to do so.

The incentive fee payable by us to MCM Advisers may create an incentive for MCM Advisers to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Adviser will be calculated based on a percentage of our return on invested capital. In addition, the base management fee is calculated on the basis of our Managed Funds, including assets acquired through the use of leverage. This may encourage our Adviser to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, the Adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. This could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our Adviser also may induce MCM Advisers to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, will include accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

Although we do not currently expect to do so, we may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to MCM Advisers with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of MCM Advisers as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

A general increase in interest rates will likely have the effect of making it easier for our Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement, any general increase in interest rates will likely have the effect of making it easier for MCM Advisers to receive incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our Adviser.

Our Adviser will have the right to resign on 120 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not more than 120 days’ written notice, whether we have found a replacement or not. If our Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

The performance of the Legacy Portfolio may not be indicative of our Adviser’s future performance in managing our overall portfolio.

You should not place undue reliance on the fact that the investments included in the Legacy Portfolio are currently performing. The Legacy Portfolio should not be viewed as an indicator of either the overall performance of the Legacy Funds or the prospective performance of our portfolio in the future.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

We intend to elect to be treated as a BDC under the 1940 Act prior to commencement of this offering. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly- traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a registered closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. However, we have no current intention to borrow money for investment purposes.  Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV per share of our common stock if our Board of Directors determines that such sale is in the best interests of MRC and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future, however we have no current intention to borrow for investment purposes. Holders of these senior securities would have fixed dollar claims on our assets that would be superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our Adviser, will be payable based on our Managed Funds, including those assets acquired through the use of leverage, MCM Advisers will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to MCM Advisers.

As a BDC, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of any leverage that we employ would depend on our Adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a REIT under the Code.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors will be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our Charter, our Board of Directors will be authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors will be required by Maryland law and our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors will have the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval.  Our investment objective is not fundamental and may be changed without stockholder approval.  Stockholders will receive notice within sixty (60) days if the Board of Directors decides to change our investment objective.  The principal investment strategies are not fundamental and may be changed without prior notice.  We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution.  We would make a distribution of assets “legally available” if, after giving effect to the distribution, (i) we would be able to pay any outstanding debt, and (ii) our total assets would be greater than the sum of our total liabilities plus the amount needed to satisfy any preferential rights upon dissolution held by any stockholders who have preferential rights on dissolution superior to those receiving the distribution, if we were to be dissolved at the time of distribution.  We plan on making distributions from income and gains on our portfolio, will not borrow to make distributions, and do not intend on making distributions from our offering proceeds, though we are not prohibited from doing so.  We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.”

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans described in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser’s investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We will incur significant costs as a result of being a public company.

As a public company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the 1934 Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

As a BDC, we may need to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If we are unable to renew or replace any debt facilities and consummate new facilities on commercially reasonable terms, our liquidity  could be reduced significantly. If we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable.

We currently expect to elect to be taxed as a REIT, but may not be able to qualify as a REIT.

We currently expect to elect to be a REIT for federal income tax purposes.  As described in more detail below in "U.S. Federal Income Tax Considerations", in order to qualify as a REIT, a substantial percentage of our income must be derived from, and our assets consist of, real estate assets, and, in certain cases, other investment property. We believe the composition of our assets and income will qualify for making a REIT election.  In addition, we intend to acquire and manage investments to satisfy the REIT tests.

Whether a particular investment is considered a real estate asset for such purposes depends upon the facts and circumstances of the investment.  Due to the factual nature of the determination, at this time we do not know whether any particular investment will qualify as a real estate asset or satisfy the REIT income tests.  In determining whether an investment is a real property asset, we will look at the Code and the interpretation of the Code by the Internal Revenue Service (“IRS”) in regulations, published rulings, private letter rulings and other guidance.  In the case of a private letter ruling issued to another taxpayer, we would not be able to bind the IRS to the holding of such ruling.  If we fail to qualify as a REIT we may not be able to achieve our objectives and the value of our stock may decline.

As a REIT, we may be subject to a corporate level tax on certain built in gains if certain assets were sold during the 10 year period following such election.

A REIT generally operates without incurring any corporate level federal income tax, which is accomplished by the REIT annually distributing at least 90% of its REIT taxable income. If it satisfies the minimum distribution requirement, the REIT generally is entitled to a deduction for dividends paid. The REIT stockholders are then required to report the REIT dividend as ordinary income. A REIT stockholder’s receipt of dividends generally will not qualify as qualified dividend income or for the dividends received deduction discussed above.

Upon our REIT election, we will be subject to a corporate level tax on certain built-in gains if such assets are sold during the 10 year period following conversion. Built-in gain assets are assets whose fair market value exceeds the REIT’s adjusted tax basis at the time of conversion. In addition, a REIT may not have any earnings and profits accumulated in a non-REIT year. Thus, upon conversion to a REIT, the putative REIT is generally required to distribute to its stockholders all accumulated earnings and profits, if any. Such distribution would be taxable to the stockholders as dividend income, and, as discussed above, may qualify as qualified dividend income for non-corporate stockholders and for the dividends received deduction for corporate stockholders.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of us and our security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes. See “Material U.S. Federal Income Tax Considerations–Potential Election to Be Treated as a REIT.”

If we elect to be taxed as a REIT, loss of our status as a REIT would have significant adverse consequences.

If after properly electing to be a REIT we fail to qualify as a REIT in any taxable year, then we would be subject to federal income tax (including any applicable minimum tax) on our taxable income computed in the usual manner for corporate taxpayers without any deduction for distributions to our stockholders. Unless entitled to relief under specific statutory provisions, we would be disqualified from treatment as a REIT for the four taxable years following the year of losing our REIT status, assuming we had previously been treated as a REIT.  To renew our REIT qualification at the end of such a four-year period, we would be required to distribute all of our current and accumulated earnings and profits before the end of the period and the funds available for satisfying our obligations and for distribution to our stockholders could be significantly reduced.

When we elect to be treated as a REIT, we will be required to make distributions, other than capital gain distributions, to our stockholders each year in the amount of at least 90% of our REIT taxable income. As a result, we will continue to need additional capital to make new investments. If additional funds are unavailable or not available on favorable terms, our ability to make new investments will be impaired.

When we elect to be treated as a REIT, we will be required to distribute at least 90% of our REIT taxable income, and as such we may require additional capital to make new investments or carry existing investments.   We may acquire additional capital from the issuance of securities senior to our common shares, including additional borrowings or other indebtedness or the issuance of additional securities. We may also acquire additional capital through the issuance of additional equity. However, we may not be able to raise additional capital in the future on favorable terms or at all. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.  We may issue debt securities, other instruments of indebtedness or preferred stock, and we borrow money from banks or other financial institutions, which we refer to collectively as “senior securities.”  As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including increased risk of loss. If we issue preferred securities which will rank “senior” to our common shares in our capital structure, the holders of such preferred securities may have separate voting rights and other rights, preferences or privileges more favorable than those of our common shares, and the issuance of such preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for security holders or otherwise be in our best interest.

To the extent our ability to issue debt or other senior securities is constrained, we will depend on issuances of additional common shares to finance new investments. If we raise additional funds by issuing more of our common shares or senior securities convertible into, or exchangeable for, our common shares, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Since we contemplate investing in real estate through partnerships and other REITs, we may have to recognize taxable income attributable to those investments prior to the time we receive cash distributions with respect to such investments.  As indicated above, in order to benefit from REIT taxation, we need to distribute at least 90% of our REIT taxable income.  If we do not receive cash representing such income at the same time as we recognize such income, we may have cash flow difficulties in order to make the required distributions necessary to benefit from REIT taxation.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may in the future elect to pay dividends in our own stock, as opposed to cash.  In such case or in the event you participate in the DRIP, you may be required to pay tax in excess of the cash you receive from us.

Risks Related to Our Investments

The achievement of our investment objectives cannot be guaranteed.

We may not be successful in locating real estate-related securities suitable for purchase.  We may not be able to purchase securities at an acceptable price.  Even if suitable securities are located at an acceptable price, our performance will be affected by many factors that are beyond the control of our Adviser, including unpredictable economic and financial events.  Accordingly, we do not guarantee our distributions or the return of your capital.  For example, a review of the performance of prior funds sponsored by our Adviser reveals that not all such funds are successful, or will be successful, in producing their targeted returns.

The indirect ownership of real properties involves a number of risks.

Our investments will be primarily in entities that directly or indirectly own real property, real estate joint ventures, or other real property-based investments.  As a result, an investment in MRC will be subject to all of the risks inherent in real estate investments.  Among these are the following:

•	the operation of real property is subject to the general competitive conditions in the relevant real estate markets, which have suffered in the recent economic crisis;

•	downturns in local economies, overbuilding and other general economic conditions may adversely affect the operations of real property, especially with the current economic conditions;

•	indebtedness secured by a portfolio of real properties may bear a variable interest rate that could result in increased debt service payments (and reduced cash flow) if interest rates rise;

•
the lack or uncertainty of availability or high cost of financing, especially in current markets, may adversely affect the ability of the real estate owners to sell their properties and the terms of any such sales;

•
the availability and cost of financing or refinancing is uncertain, especially in current markets, and may adversely affect the ability of the real estate owners to sell their properties and the terms of any such sales (for example, some of the REITs in which previous funds have invested have struggled to refinance their existing indebtedness, resulting in a depressed stock price, and, in some cases, causing issuers to file for bankruptcy protection);

•	the real properties may be damaged and suffer losses which are not adequately insured;

•	property tax reform, rent control, and other regulatory and governmental action may adversely affect the value of the real properties; and

•	energy shortages and allocations and increased energy prices in the areas where the real properties are located may adversely affect their operations or otherwise reduce their value.

Investment in mortgage loans or issuers that own or originate mortgage loans involves a number of risks.

  We may make investments in mortgage loans or in issuers that own or originate mortgage loans. As a result, an investment in MRC will be subject to all of the risk inherent with mortgage loans.  Among these are the following:

•
We will be at risk of defaults by the borrowers on those mortgage loans.  These defaults may be caused by many conditions beyond the control of us or our Adviser, including interest rate levels and local and other economic conditions affecting real estate values, including the turmoil in the credit markets that began in 2007 and continues today.  Our Adviser will not know whether the values of the properties securing the mortgage loans will remain at the levels existing on the dates of origination of those mortgage loans. If the values of the underlying properties drop, our risk will increase because of the lower value of the security associated with such loans;

•
If an issuer in which we invest relies on originating, holding, or servicing mortgage loans for a significant portion of its income, defaults on such mortgage loans could impair the value of the issuer itself and consequently put our investment in such issuer at risk (for example, previous funds managed by our Adviser suffered losses investing in mortgage companies or originators);

•
Fixed-rate, long-term mortgage loans could yield a return that is lower than the then-current market rates if interest rates rise.  If interest rates decrease, we could be adversely affected to the extent that mortgage loans are prepaid because we may not be able to generate equivalent returns upon reinvestment of the funds;

•
Declines in real estate values may induce mortgagors to voluntarily default on their loans, increasing the risk of foreclosure and loss of capital (for example, some of the hotel REITs have just “walked away” from the hotels they owned);

•
Issuers may file for bankruptcy if they cannot meet the demands of their debt service, and bankruptcy judges have wide latitude to modify the terms of indebtedness, which could result in lower than expected returns on our investment; and

•
Delays in liquidating defaulted mortgage loans could reduce our or an issuer’s investment returns.  If there are defaults under those mortgage loans, we or the issuer may not be able to repossess and sell the underlying properties quickly.  The resulting time delay could reduce the value of our or the issuer’s investment in the defaulted mortgage loans.  An action to foreclose on a property securing a mortgage loan is regulated by state statutes and regulations and is subject to many of the delays and expenses of other lawsuits if the defendant raises defenses or counterclaims.  Further, given the recent economic events, foreclosure actions may flood the courthouses, causing further delays in prosecuting such actions.  In the event of default by a mortgagor, these restrictions, among other things, may impede our or issuer’s ability to foreclose on or sell the mortgaged property or to obtain proceeds sufficient to repay all amounts due to us or the issuer on the mortgage loan. For example, previous funds managed by our Investment Adviser have invested in a mortgage where the borrower defaulted in Arkansas.  Our Manager began foreclosure proceedings in July 2007, but did not get a foreclosure sale set until December 2009 due to various circumstances beyond the control of our Adviser; thereafter, the foreclosure was further delayed by a bankruptcy filing that has yet to be resolved.

We will not participate in the management of the real estate represented by our securities.

The issuers of the securities to be held by us will have exclusive management and control of the operation of the real estate portfolios, and we must rely exclusively on the management capabilities of such issuers, regardless of whether the Investment Adviser agrees with the decisions of such issuers. If our Investment Adviser decides that an action taken by an issuer is contrary to our interests, we may take legal action to protect our interests. We could be forced to bear the costs of a challenge or lawsuit, which could be substantial, and there can be no certainty that legal action undertaken to halt any such actions would be successful.

Information on our target securities may be difficult to obtain.

Complete and current information regarding securities to be acquired and properties owned by issuers of such securities (particularly properties which may be performing poorly) may in many cases (particularly in the case of securities of companies not registered with the SEC) not be available to our Adviser or, even if available, it may not be economical for our Adviser to obtain such information.  As a result, we may purchase securities with less than adequate information.  Further, the information that is obtained may not be reliable.  For example, prior funds sponsored by our Manager invested in a company that filed for bankruptcy protection, and those funds lost all their invested capital, because the company had stated that none of its loans were cross-collateralized (meaning that one failed property or development would not impair the value of the other properties), when this was untrue.  The company had several loans go into default, thereby impairing the value of all remaining properties.

Investments in publicly- traded securities present market risks that are not present with private securities.

Publicly-traded investments such as REITs present certain market risks that are not present when investing directly in real estate or in private partnerships that own real estate.  The trading price of public securities can change in response to various factors, not all of which relate to the real estate owned by the entities.  A “bear market” can cause all publicly-traded securities to trade at lower prices, even if the fundamental economic factors driving the value of real estate remain unchanged.  If the trading price of a public entity is too adversely affected by such factors, it can be subject to takeover attempts by opportunistic investors who see the ability to acquire assets at below net asset value.  Because we will not likely be a significant holder of such securities, there may be little or nothing that we or our Adviser can do to prevent the sale of such entities at prices that are below the estimated net asset value of the real estate owned by the entities, which would adversely affect our performance.

Investments in privately- held securities may present more risks than investments in publicly- held securities.

Privately-held partnerships and companies, unlike public entities, are not required to file periodic reports with the SEC or state securities regulators.  As a result, our Adviser’s evaluation of a possible investment in a private entity may be based on incomplete or misleading information.  In addition, as privately-held entities generally have significantly fewer investors than public companies, a private issuer may be more concerned about a possible takeover by an investor such as us.  The private issuer may therefore be more reluctant to approve a transfer of securities to us or admit us as a record owner, which would result in the loss of rights associated with record ownership, including voting rights.

Accurate valuation of illiquid real estate-related securities is difficult.

Our Adviser’s techniques used to value our target securities necessarily involve reliance on both objective and subjective criteria and assumptions and predictions that may or may not be realized.  As a result, despite our Adviser’s analysis, there is no assurance that any particular investment will in fact be made by us on terms that reflect the true economic value of the securities purchased.

We will compete with other entities and persons to purchase real estate-related securities.

The market for the real estate-related securities sought by us is limited and generally inefficient, which we believe may create investment opportunities.  However, because of the limited market, significant competition for these securities may reduce the availability and increase the prices of the securities.  For example, in the previous two years, two new competitors have entered the marketplace buying some of the same type of securities that we intend to buy.

Lack of Diversification.

Some of our target portfolio companies, as well as investments in the Legacy Portfolio, are private partnerships or other privately held entities that invest in only a single parcel of real property.  Due to such issuers’ lack of diversification, the value of their securities may be more volatile than securities issued by entities with larger, more diverse portfolios.

The hotel and lodging industry has unique risks.

We may invest in interests in hotel or lodging property portfolios.  An investment in these securities will be subject to the special risks inherent in investments in the lodging industry.  However, the hotel and lodging industry risk is not a principal risk, as we will not concentrate our investments in this specific industry.  Lodging properties are management and labor intensive and particularly susceptible to the impact of economic and other conditions outside the control of the portfolio managers.  Also, compared to other types of properties, hotel maintenance typically involves maintenance of corresponding personal property such as furniture and supplies.  As a result, hotels may be exposed to more fluctuations in costs and inflation, and be subject to more potential liability, from events such as property loss or theft, labor difficulties, supplier problems and personal injuries.  Demand for particular accommodations and related hotel services may vary seasonally and may be affected by economic recessions, changes in travel patterns caused by airline schedules and strikes and other factors, including current economic conditions.  To meet competition in the industry, to maintain franchise standards, or to maintain economic values, continuing expenditures must be made for modernizing, refurnishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives.  If such expenditures are not made, the value and profitability of the hotels may be diminished.  In addition, inflationary pressures could increase operating expenses of the hotels, including energy costs, above expected levels, and have secondary effects upon occupancy rates in such hotels by increasing the expense or decreasing the availability of means of travel.  All of the factors noted above may contribute to producing operating results of wider variation than for other types of properties.

We are susceptible to claims under Federal and state securities laws.

Due in part to the diverse and relatively risky nature of our acquisition procedures, we may be more susceptible to investigations, litigation, or other proceedings under securities laws.  Any such investigation, litigation, or other proceeding undertaken by state or Federal regulatory agencies or private parties could necessitate the expenditure of material amounts of our capital for legal and other costs.  Moreover, the dedication of human and capital resources of our Adviser and our Manager to such proceedings could limit the Manager’s effectiveness in managing MRC, even if MRC is ultimately successful in its defense.  If and to the extent that claims or suits for rescission are brought and successfully concluded for failure to register this offering or other offerings or for acts or omissions constituting offenses under Federal or applicable state securities laws, we could be materially and adversely affected, jeopardizing our ability to operate successfully.

Our purchase of securities may be subject to complex tender offer rules.

Because of the nature of the market for real estate-related securities, we expect to buy securities from time to time through tender offers.  Federal securities laws impose a number of obligations and requirements upon a party who undertakes a tender offer.  Sanctions and penalties could be imposed on us if we do not fully comply with these complex requirements.  Further, because of the perceived hostile nature of tender offers, some issuers may respond by taking legal action against us and our affiliates. We could be forced to bear some of the costs of a suit, which could be substantial, and there can be no certainty that we would be successful in fighting such a suit.  Likewise, we may participate in legal actions against issuers to force them to provide investor lists when their governing documents so require, but the issuers refuse to comply.

Issuers of securities we own may vote to change the structure of the portfolio company or propose a “roll-up.”

In recent years, general partners of portfolio company targets have successfully consolidated several related limited partnerships into a larger entity.  The new entities have usually been in the form of infinite-life real estate investment trusts or master limited partnerships, and often are listed to trade on one of the stock exchanges.  In other cases, limited partners have been asked to approve the conversion of their partnership interests into common stock of a new corporation or into unsecured debentures.  In most roll-ups to date, the sponsoring general partners used an estimated market price for shares of the new entity to determine the exchange value for the limited partnership units.  Shares of the new entities may fall below the exchange value and historically have often traded substantially below the exchange value.  If our Adviser decides that a roll-up proposed by a portfolio company is contrary to our interests, we may take legal action to protect our interests. We could be forced to bear the costs of a suit, which could be substantial, and there can be no certainty that legal action undertaken to halt a roll-up by a portfolio company would be successful.  See a more detailed discussion of such roll-up transactions below in the section entitled “Certain Relationships and Transactions.”

Our Adviser may experience a substantial delay in identifying and locating suitable investments for us.

It may take time for our Adviser to identify suitable securities for investment.  Moreover, once suitable securities are identified, a considerable delay may be experienced in consummating their purchase.  In such event, corresponding delays would be experienced by us before distributions and allocations are received from our investments.

We may temporarily invest our cash reserves in volatile securities.

Our Adviser may at times make the decision to invest some of our cash reserves into publicly-traded REITs as a means to earn better than money market rates.  This action has risk associated with it as the market for such publicly- traded assets may be volatile.  In the past few years, some such investments made by other funds managed by our Adviser have declined dramatically in value, making it impossible to recover the cash reserves unless and until the market price of the securities returns to previous levels.  In some cases, such issuers have ceased operations, resulting in a loss of capital for such funds.

We may use leverage, including margin accounts.

We may utilize short-term borrowing and may acquire securities or make distributions through use of brokerage margin account loan agreements.  Utilization of margin loans involves the risk of losses greater than the equity involved.  Any such borrowing is subject to the leverage limitations under the 1940 Act that are described above.

The FDIC deposit insurance limits may be exceeded.

Our cash deposits with banks are insured by the Federal Deposit Insurance Corporation up to $250,000 per account.  We will at times exceed such limits in our deposit accounts, which could subject us to a loss of any amount over such limit if the deposit institution were to fail.

The tax consequences of an investment in us will depend on the activities and reporting positions taken by the entities in which we invest.

We will have little or no control over the reporting activities of the issuers of securities we buy.  Accordingly, it is not possible to determine the potential tax consequences generated by an investment in us.  Our Adviser will not prepare or review income tax information returns of the issuers of securities in which we invest.  These issuers have made and will make a number of decisions on such tax matters as the expensing or capitalizing of particular items, the proper period over which capital costs may be depreciated or amortized, the allocation of acquisition costs between real property, improvements and personal property, and many other items.  An IRS audit of an issuer’s information return may result in the disallowance of certain deductions and may cause audits of your individual returns.  An opinion of counsel generally is not available with respect to these issues, either because they involve factual determinations, or because they involve legal doctrines not fully developed under existing case law.

Our taxable gain or loss will likely be measured by the issuer’s tax basis in the real property, rather than by our purchase price for its securities.

Some of our investments are and will be made through partnerships and other REITs.  The Federal income tax basis of the real estate held by those entities may be based upon their purchase price paid, as opposed to the purchase price we paid to acquire those securities.  Thus, there is a risk that we may have to report more income or gain on such entities disposition of its real estate than the amount of income or gain we would have reported if we purchased the real property directly.

An issuer of securities in which we invest could be deemed a “publicly traded partnership.”

Some of our investments are and will be made through partnerships.  If interests in the partnerships are traded on an established exchange or readily tradable on a secondary exchange (or substantial equivalent) the partnership will be treated as publicly traded partnerships.  As such, the partnership might be treated as a C corporation, resulting in its income being subject to double level taxation.  In addition, the real estate held within the partnership would no longer be taken into account in satisfying the REIT asset test.

We are currently in a period of capital markets disruption and we do not expect these conditions to improve in the near future.

The U.S. capital markets have been experiencing extreme volatility and disruption for several years and the U.S. economy was recently in a period of recession. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. We believe these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions could also increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

The recent economic recession could impair our portfolio companies and harm our operating results.

Certain of our portfolio companies may still be susceptible to the effects of the recent recession and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. The recent recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

The lack of liquidity in our investments may adversely affect our business.

We will invest in many companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We have not yet identified the portfolio companies we will invest in using the proceeds of this offering.

While we acquired the Legacy Portfolio in connection with this offering, we have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of the offering. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our Adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to business development company requirements that would prevent such follow-on investments, or the follow-on investment would affect our REIT tax status.

Our portfolio may lack diversification among portfolio companies, subjecting us to a risk of significant loss if one or more of these companies fail to perform.

Our portfolio may hold a limited number of portfolio companies. We will not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single investment fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

We do not intend to concentrate our portfolio on any specific geographic area, however, we may be subjected to a risk of significant loss if there is a downturn in a particular area in which a number of our investments are concentrated.

We do not intend to concentrate our portfolio on any specific geographic areas. However, a downturn in any particular area in which we are invested could significantly impact the aggregate returns we realize.  As of February 28, 2013, our investments in Northern California represented approximately 31% of the fair value of the Legacy Portfolio, our investments in Southern California represented approximately 14% of the fair value of the Legacy Portfolio, and our investments in Maryland represented approximately 11% of the fair value of the Legacy Portfolio. If a geographic area in which we have significant investments suffers from adverse business or economic conditions, as Northern and Southern California have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

We may not realize gains from our equity investments.

Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to This Offering

Prior to listing our stock on an exchange, there will be no public market for our common stock, and we cannot assure you that the market price of Shares will not decline following any listing.

There will be no public trading market for our common stock, and we cannot assure you that one will develop or be sustained. We do not intend to list our common stock on an established exchange prior to eight years from completion of this public offering. We cannot predict the prices at which our common stock will trade once such a listing may occur. The listing price for our common stock will be determined through discussions with the underwriters and may not bear any relationship to the market price at which it may trade after such listing. Shares of closed-end management investment companies offered in an initial public offering that are listed for trading on an established exchange often trade at a discount to the initial public offering price due to sales loads, including underwriting discounts, and related offering expenses. In addition, shares of BDCs have in the past frequently traded at discounts to their net asset values, regardless of sales load, underwriting discounts, and offering expenses, and our stock may also be discounted in the market if and when we apply for listing. This characteristic of BDCs is separate and distinct from the risk that our NAV per Share may decline. We cannot predict whether our Shares will trade above, at or below our NAV if and when they trade on an exchange. The risk of loss associated with this characteristic of BDCs may be greater for investors expecting to sell Shares purchased in the offering soon after the offering. In addition, if our common stock trades below its NAV, we will generally not be able to sell additional

Shares to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our Independent Directors for such issuance.

We have not mandated a minimum number of Shares to be sold in this offering, which could result in a higher expense ratio.

Because of our somewhat unique plan of distribution of this offering, including our anticipated longer offering period, and for other reasons, we have not imposed any minimum number of Shares that must be subscribed for before we effect initial closings in this offering.  This means that purchasers of Shares, especially in the early period of our offering, will be subject to higher expense ratios until we obtain enough capital to lower our expense ratio among stockholders to the levels we anticipate.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock if and when we apply for listing on a national exchange may fluctuate substantially. The price of our common stock that will prevail in the market after our listing higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to REITs or BDCs;

•	failure to qualify as a REIT, or the loss of REIT status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of MCM Advisers’ key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price if and when we apply for listing, and once a market for our stock is established, if any, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

The value of the Legacy Portfolio may decrease.

If the value of the Legacy Portfolio decreases following its February 28, 2013 valuation, a related write-down would reduce our net assets.

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of our initial public offering will be invested in accordance with our investment objective within six to nine months after the completion of our initial public offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of our initial public offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of our initial public offering within our contemplated timeframe after the completion of our initial public offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We will have broad discretion over the use of proceeds of our initial public offering and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of our initial public offering and may use the net proceeds from our initial public offering in ways with which you may not agree, or for purposes other than those contemplated at the time of our initial public offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Provisions of the Maryland General Corporation Law and of our Charter and Bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law (“MGCL”) and our Charter and Bylaws contain provisions that may discourage, delay or make more difficult a change in control of MRC or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our Independent Directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our Bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our Bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.  We have opted out of the Maryland Control Share Acquisition Act.  It is the view of the SEC staff that amending our Bylaws to subject us to the Maryland Control Share Acquisition Act is inconsistent with 1940 Act §18(i).

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, and to amend our Charter without stockholder approval if such amendment does not adversely affect the rights, preferences and privileges of our stockholders. These provisions, as well as other provisions of our Charter and Bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about MacKenzie Realty, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. We will amend or supplement this prospectus in the event of any material change to the information contained herein during the prospectus delivery period.  The forward-looking statements in this Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 (the “Securities Act”).

USE OF PROCEEDS
We estimate that the net proceeds we will receive from the sale of 5,000,000 Shares in this offering will be approximately $43,500,000, after deducting the selling commissions and fees described below.  To the extent that investors qualify for the volume discount or purchase as clients of investment advisers, the selling commissions will be reduced and we will have additional proceeds available to us.

We plan to use the net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes.  Our Charter requires us to invest at least 82% of the proceeds of this offering as described in this prospectus.  We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.  There is no limit on the amount of our offering proceeds that can be used to fund distributions, though we do not intend to return offering proceeds as distributions.

The following table provides an estimate of our offering-related expenses and the relation of those expenses to the gross proceeds from the sale of 5,000,000 Shares at $10 per Share:

	Amount	Percentage
Gross offering proceeds	$50,000,000	100%
Less Offering and Organization Expenses:
Sales Commissions	3,500,000	7.0%
Due diligence and marketing expense	250,000	0.5%
Dealer Manager Fee	1,000,000	2.0%
Portfolio Structuring Fee	1,750,000	3.5%
Net offering proceeds	$43,500,000	87%

The estimated expenses presented in the table are based on the assumption that we issue a total of 5,000,000 Shares in this offering at $10 per Share.  As explained below under “Determination of Net Asset Value,” the per-Share price may change, which would correspondingly impact the above estimates.  The shares we issued to the Legacy Funds are not considered sold in this offering and therefore they are not included in any amounts shown in the table.  Under our Charter, our Organization and Offering Expenses may not exceed 15% of the proceeds of this offering.

The sales load for Shares sold in this offering is a one-time fee of 7%, which may be lower if an investor qualifies for the volume discount.  Sales to clients of certain investment advisers will incur a lower administrative fee of 2% in lieu of commissions, so to the extent Shares are purchased by such investors, the “Sales Commissions” amounts in the above table would be lower and the “Net offering proceeds” amount would be higher.  We may also reimburse broker-dealers for diligence and marketing expenses up to 0.5% of the offering proceeds, and the Dealer Manager Fee of up to 2% will be paid by us to ARI on all Shares sold in this offering.  To the extent that ARI waives any portion of the Dealer Manager Fee, the “Sales Commissions” amounts in the above table would be lower and the “Net offering proceeds” amount would be higher.  See “Arrangements with Dealer Manager and Selected Broker-Dealers” below.

Our Organization and Offering Expenses, up to $500,000, have been paid by our existing stockholders and additional amounts will be paid by our Adviser.  Accordingly, investors in this offering will not pay those expenses, though they are reflected in our pre-offering NAV.  See “Dilution” below.  The one-time Portfolio Structuring fee of 3.5% will be paid by us to MCM Advisers for structuring our initial portfolio and arranging for the Legacy Portfolio Acquisition.  See “Investment Advisory Agreements.”

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the commencement of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors and will be distributed pro-rata to holders of our Shares. Any dividends or other distributions to our stockholders will be declared out of assets legally available for distribution.  We would make a distribution of assets “legally available” if, after giving effect to the distribution, (i) we would be able to pay any outstanding debt, and (ii) our total assets would be greater than the sum of our total liabilities plus the amount needed to satisfy any preferential rights upon dissolution held by stockholders who have preferential rights on dissolution superior to those receiving the distribution, if we were to be dissolved at the time of distribution.  In no event are we permitted to borrow money to make distributions if the amount of such distribution would exceed our annual revenues, less expenses.  The specific tax characteristics of our dividends and other distributions will be reported to stockholders after the end of each calendar year.

We currently expect to elect to be taxed, and intend to qualify annually thereafter, as a REIT under the Code when we become eligible to make that election. If we elect to be treated as a REIT, we will be required to make distributions, other than capital gain distributions, to our stockholders each year in the amount of at least 90% of our REIT taxable income. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional Shares under our DRIP out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash, or unless you reside in a state in which the securities regulator has restricted your ability to participate in our DRIP. See “Dividend Reinvestment Plan.” If you hold Shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.

Any distribution we receive from a portfolio company that is made as a result of the sale of a portion of the assets held by that entity and that results in the remaining net asset value, as approved by the Board, of that particular entity falling to less than 110% of our carrying cost for that entity, shall be used, for tax purposes, first to reduce our carrying cost for that entity.  The amount used for this purpose is not reported as income and will be reinvested.  The remaining balance, if any, will be reported as income.

      Our Charter only permits in-kind distributions of readily marketable securities, beneficial interests in a liquidation trust or property as determined by our Board of Directors.

CAPITALIZATION

Our audited financial statements for the periods ended June 30, 2012 and February 28, 2013 are provided near the end of this prospectus.  The following table provides:

•	our cash and capitalization as of February 28, 2013 (including the Legacy Portfolio Acquisition); and

•
our cash and capitalization as of February 28, 2013, as adjusted to reflect the sale of 5,000,000 shares of our common stock in this offering, after deducting the estimated selling commissions, Dealer Manager Fee, selling and diligence expense reimbursements and Portfolio Structuring Fee, all payable out of the proceeds of this offering, in addition to $77,203 of Organization and Offering Expenses that were incurred after February 28, 2013, but that will not be born by investors in this offering.

	As of February 28, 2013
	Including the Legacy Portfolio Acquisition	As Adjusted to Reflect the Offering

Assets:
Cash and cash equivalents	$5,937	$43,428,734
Total assets	$7,277,490	$50,777,490
Total liabilities	$80,574	$80,574
Net assets:
Common stock, par value $0.0001; 80,000,000 shares authorized
Shares issued and outstanding, pro forma, as adjusted	728,217	5,728,217
Capital in excess of par value	7,282,097	57,281,597
Total net assets	$7,196,916	$50,696,916

DILUTION

The potential per-Share dilution to existing investors in this offering—the Legacy Funds and one affiliated fund—would be represented by the amount by which the offering price per Share exceeds our pro forma NAV per Share after the completion of this offering. Net asset value per Share is determined by dividing our NAV, which is our gross assets less total liabilities, by the number of outstanding Shares.

Our February 28, 2013 NAV was $6,859,373, or $9.42 per Share. This amount is net of $422,797 of Organization and Offering Expenses paid through that date.  After accounting for the remaining $77,203 of Organization and Offering Expenses we have paid (amounts above $500,000 are paid by our Adviser), and after giving effect to the sale of 5,000,000 Shares of our common stock in this offering at a public offering price of $10 per Share, and after deducting the selling commissions, the Dealer Manager Fee, diligence and selling expense reimbursements and the Portfolio Structuring Fee aggregating (a maximum of) $6,500,000, our pro forma NAV is expected to be approximately $50,282,169, or approximately $8.78 per Share.

The following table illustrates the impact on NAV for investors in this offering, on a per-Share basis, taking into account the assumptions described above:

Net asset value as of February 28, 2013, before this offering	$9.42
Pro forma February 28, 2013 net asset value after completion of this offering, and after deducting the selling commissions, the Dealer Manager Fee, selling and diligence expense reimbursements, the Portfolio Structuring Fee, and the remaining portion of Organization and Offering Expenses not paid by our Adviser	$8.78
Dilution experienced by investors in this offering	$1.22
Dilution experienced by investors in this offering, as a percentage of the offering price	12%

LEGACY PORTFOLIO ACQUISITION

On February 28, 2013, we acquired the Legacy Portfolio from the Legacy Funds.  The Legacy Portfolio’s total value was approximately $6.92 million at February 28, 2013, and represents approximately the following percentages of the total investment portfolio on a fair value basis of the following funds:

Fund Name	Percentage of MRC Total Investment Portfolio Contributed by Legacy Fund on a Fair Value Basis
MP Income Fund 16, LLC	14%
MP Income Fund 18, LLC	11%
MP Income Fund 19, LLC	8%
MP Value Fund 5, LLC	14%
MP Value Fund 7, LLC	20%
MPF Flagship Fund 9, LLC	20%
MP Income Fund 20, LLC	4%
Mackenzie Patterson Special Fund 6, LLC	9%
100%

We acquired the Legacy Portfolio in exchange for 692,217 Shares of our common stock (which Shares are not a part of this offering).  After the Legacy Portfolio Acquisition, our NAV per Share was $9.42, reflecting the fair value of the Legacy Portfolio as of February 28, 2013. The acquisition of the Legacy Portfolio was a taxable transfer of assets, and, as a result, we expect to take a tax basis in the assets acquired equal to the amount paid for them. The amount paid equaled the sum of the fair market value of our stock issued as consideration and any cash paid as consideration.  Accordingly, the Legacy Portfolio Acquisition is not expected to have any direct tax consequences on any investor in this offering.

The assets of the Legacy Funds were selected from other funds managed by our Adviser and its affiliates because (i) the Legacy Funds have been operating longer than initially intended, (ii) they have been profitable, (iii) the Legacy Funds would benefit from the transaction through lower expenses of MRC versus the Legacy Funds’ structures, and (iv) they had a combination of assets that were attractive to us.

Upon consummation of this offering, the Legacy Funds will in aggregate hold 728,217 shares, or approximately 14.6% of our total outstanding shares, assuming the sale of 5,000,000 shares in this offering.

Legacy Portfolio Valuation

The Legacy Funds’ assets consist of loans, securities issued by RELPs or LLCs holding single parcels of real property, securities issued by RELPs or LLCs holding multiple parcels of real property, and securities issued by NTRs and listed REITs.  The following table shows those assets’ fair value as of February 28, 2013 and the percentage of all of the Legacy Funds’ fair value as of February 28, 2013.

Type of Asset	February 28, 2013 Fair Value	% of Legacy Fund Aggregate Value (February 28, 2013)
Loans	$0	0%
Securities issued by RELPs/LLCs holding single parcels of real property	2,845,856	41%
Securities issued by RELPs/LLCs holding multiple parcels of real property	1,763,207	25%
Securities issued by non-listed REITs	419,491	6%
Securities issued by listed REITs	1,419,826	21%
Cash and other current assets	473,790	7%
	$6,922,170	100%

As of February 28, 2013, approximately 21% of the Legacy Portfolio assets were securities, the fair value of which was provided from the exchanges on which they are publicly traded.  For 73% of the Legacy Portfolio assets, the value was based on third party data (such as audited net operating income or revenue obtained from the securities’ issuers, and applying third party market capitalization rates or gross revenue multipliers for recent transactions in the subject market from providers such as REIS, Inc. or Hotel Transaction Almanac), and applying a 33% discount to such value to account for illiquidity.  The remaining 6% was cash.

The Legacy Funds’ financial statements for the periods ended June 30, 2011 and June 30, 2012 are included as an exhibit to the registration statement of which this prospectus is a part, and may be reviewed at the SEC’s website at http://www.sec.gov.

In establishing the fair value of the Legacy Funds, our Board, including all of the Independent Directors, exercising its fiduciary duties to us, considered the valuation methodology and the audited financial statements of the underlying entities in arriving at the conclusion that the value fairly represented the current fair market value of the assets.

Balance Sheet & Schedule of Investments as of February 28, 2013

February 28, 2013	Pre-Offering	Pro Forma Post- Offering

Assets
Cash and cash equivalents	$5,937	$43,428,734
Investments in portfolio entities, at fair value (cost $6,448,380)	6,448,380	6,448,380
Other assets	485,630	485,630
Deferred offering cost	337,543	414,746
Total Assets	$7,277,490	$50,777,490

Liabilities
Accrued expenses and other liabilities	$80,574	$80,574
Total Liabilities	80,574	80,574

Net Assets
Common Stock, par value $0.0001 per share; 80,000,000 shares authorized, 728,217 shares issued and outstanding, pro forma as adjusted	73	573
Capital in excess of par value	7,282,097	57,281,597
Sales and Offering Costs	0	(6,500,000)
Deficit	(85,254)	(85,254)
Total Net Assets	7,196,916	50,696,916
Total Assets (1)	$7,277,490	$50,777,490

(1)	Additionally, refer to “Capitalization” for further details of our capital after this offering.

Below is our audited Schedule of Investments as of February 28, 2013, all of which are equity investments:
Name	Asset Type	Shares / Units	Cost Basis	Fair Value Per Unit	Total Fair Value	% of Invest-ments
Agree Realty Corp.	Public REIT	4,200.00	$117,894	$28.07	$117,894	1.83%
Apartment Investment & Mgmt. Co.	Public REIT	3,888.00	115,163	29.62	115,163	1.79%
Ashford Hospitality Trust Inc.	Public REIT	32,400.00	381,348	11.77	381,348	5.91%
Associated Estates Realty Corporation	Public REIT	4,000.00	69,920	17.48	69,920	1.08%
Commonwealth REIT	Public REIT	16,900.00	426,725	25.25	426,725	6.62%
FelCor Lodging Trust	Public REIT	6,400.00	32,128	5.02	32,128	0.50%
Maxus Realty Trust	Public REIT	8,800.00	151,624	17.23	151,624	2.35%
MPG Office Trust, Inc.	Public REIT	13,000.00	33,670	2.59	33,670	0.52%
One Liberty Properties, Inc.	Public REIT	3,000.00	65,160	21.72	65,160	1.01%
Rouse Properties, Inc.	Public REIT	1,577.00	26,194	16.61	26,194	0.41%
			1,419,826		1,419,826

BellaVista Capital, Inc.	Private REIT	123,987.00	74,392	0.60	74,392	1.15%
Hines REIT	Private REIT	2,692.31	13,569	5.04	13,569	0.21%
T REIT Inc.	Private REIT	21,956.98	1,317	0.06	1,317	0.02%
USA Real Estate Investment Trust	Private REIT	6.60	330	50.00	330	0.01%
			89,608		89,608

250 West 57th Street Associates, LLC	LP Interest	0.67	66,670	100,000.00	66,670	1.03%
AEI Net Income & Growth XIX, LP	LP Interest	1.70	170	100.00	170	0.00%
AEI Net Income & Growth XX, LP	LP Interest	16.00	11,432	714.50	11,432	0.18%
Brown Palace Hotel Associates, LP	LP Interest	0.25	35,750	143,000.00	35,750	0.55%
Civic Center, L.P.	LP Interest	2.00	163,994	81,997.00	163,994	2.54%
CRI Hotel Income Partners, LP	LP Interest	15,961.00	64,642	4.05	64,642	1.00%
Del Taco Restaurant Properties I	LP Interest	287.00	207,358	722.50	207,358	3.22%
Del Taco Restaurant Properties II	LP Interest	273.00	60,459	221.46	60,459	0.94%
Del Taco Restaurant Properties III	LP Interest	628.00	125,983	200.61	125,983	1.95%
Del Taco Income Properties IV	LP Interest	2,296.00	59,696	26.00	59,696	0.93%
Divall Insured Income Property 2, LP	LP Interest	830.30	211,926	255.24	211,926	3.29%
DRV Holding Company, LLC	LP Interest	500.00	500,000	1,000.00	500,000	7.75%

El Conquistador Limited Partnership	LP Interest	2.00	80,976	40,487.90	80,976	1.26%
Empire State Building Assoc., LLC	LP Interest	1.00	110,000	110,000.00	110,000	1.71%
Hotel Durant, LLC	LP Interest	7.10	577,299	81,344.12	577,299	8.95%
Inland Land Appreciation Fund I, LP	LP Interest	149.40	18,166	121.59	18,166	0.28%
Inland Land Appreciation Fund II, LP	LP Interest	211.00	27,951	132.47	27,951	0.43%
Madison Place Associates	LP Interest	6.80	77,943	11,462.25	77,943	1.21%
MPF Pacific Gateway—Class B†	LP Interest	23.20	6,287	271.00	6,287	0.10%
National Property Investors 6, LP	LP Interest	7.00	145	20.70	145	0.00%
Northland Cable Properties Seven, LP	LP Interest	79.00	1,694	21.44	1,694	0.03%
Post Street Renaissance Partners Cl. A	LP Interest	9.10	177,844	19,543.25	177,844	2.76%
Post Street Renaissance Partners Cl. D	LP Interest	11.60	542,115	46,734.09	542,115	8.41%
Rancon Realty Fund IV, LP	LP Interest	975.00	173,706	178.16	173,706	2.69%
Rancon Realty Fund V	LP Interest	935.00	165,691	177.21	165,691	2.57%
Secured Income, LP	LP Interest	25,600.00	223,232	8.72	223,232	3.46%
Uniprop Income Fund II, LP	LP Interest	12,156.00	56,890	4.68	56,890	0.88%
			3,748,019		3,748,019

Coastal Realty Bus. Tr. – REEP, Inc. †	Investment Trust	72,320.00	72,320	1.00	72,320	1.12%
Coastal Realty Bus. Tr. – Sec. Inc.†	Investment Trust	37,577.00	327,671	8.72	327,671	5.08%
Coastal Realty Bus. Tr. —Series F-2†	Investment Trust	10,000.00	58,800	5.88	58,800	0.91%
Coastal Realty Bus. Tr. —Series H-2†	Investment Trust	47,284.17	246,351	5.21	246,351	3.82%
Coastal Realty Bus. Tr. —Series L-2†	Investment Trust	7,950.00	18,444	2.32	18,444	0.29%
Coastal Realty Bus. Tr. —Series Q†	Investment Trust	10.00	467,341	46,734.09	467,341	7.25%
			1,190,927		1,190,927

Total Investments			$6,448,380		$6,448,380	100%
† Investments in related parties.

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

We are a newly formed, externally managed non-diversified company that intends to elect to be treated as a BDC under the 1940 Act prior to the commencement of this offering. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We will be managed by MCM Advisers, and MacKenzie Capital Management will provide the non-investment management services and administrative services necessary for us to operate.

At the first meeting of the Board of Directors, our original Articles of Incorporation and Bylaws were reviewed and ratified by a majority vote of the directors and Independent Directors.  Subsequently, amendments to our Articles of Incorporation and Bylaws were reviewed and ratified by a majority vote of the directors and Independent Directors, as well as by our existing stockholders.  The Board of Directors has also established written policies on investments and borrowing and will monitor the administrative procedures, investment operations and performance of MRC and MCM Advisers to assure that such policies are carried out.

We were formed to continue and expand the business of the Legacy Funds. As part of this continuation and expansion, we intend to invest primarily in real estate-related securities.

On February 28, 2013, we acquired the Legacy Portfolio from the Legacy Funds, which are managed by our Adviser. The Legacy Portfolio had a fair value of $6.92 million as of February 28, 2013, as determined by our Board of Directors. As consideration for our acquisition of the Legacy Portfolio, an aggregate of 692,217 shares of our common stock were issued to the Legacy Funds. See “Legacy Portfolio Acquisition.”

As of February 28, 2013, the Legacy Portfolio had approximately $6.45 million of debt and equity investments issued by 47 portfolio companies, in addition to cash. Additional information regarding the Legacy Portfolio is provided below under “Portfolio Companies,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

We will be an externally managed BDC under the 1940 Act. As a BDC, we will be required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources. See “Regulation as a Business Development Company.”

Revenues

We plan to generate revenue primarily from dividends and/or capital gains from our investments. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will include the payment of: (i) investment advisory fees and the Portfolio Structuring Fee to our Adviser; (ii) our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement; and (iii) other operating expenses as detailed below. Acquisition expenses may not exceed 6% of the size of any mortgage loan we purchase.  Our investment advisory and structuring fees will compensate our Investment Adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments, including our initial portfolio from the Legacy Funds. See “Investment Advisory Agreements.”  Our expenses must be billed to and paid by us, except that a Sponsor may be reimbursed for actual cost of goods and services used by us and certain necessary administrative expenses. We will bear all other expenses of our operations and transactions, including:

•	the cost of calculating our NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our Shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third-party advisory fees;

•	transfer agent and safekeeping fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees in the future;

•	federal, state and local taxes;

•	Independent Directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1934 Act, the 1940 Act and applicable federal and state securities laws; and

•
all other expenses incurred by either MacKenzie Capital Management or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by MacKenzie Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

In addition, we have already born $500,000 of Organization and Offering Expenses.  Any additional amounts will be paid by our Adviser.

Financial Condition, Liquidity, and Capital Resources

We will generate cash from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including earnings on investments in the Legacy Portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through additional borrowings from banks and issuances of senior securities.  After our initial closing, we will sell our Shares on a continuous basis at a price of $10; however, if our NAV per Share increases above $10 per Share, we will sell our Shares at a higher price as necessary to ensure that Shares are not sold at a price which, after deduction of selling commissions and Dealer Manager Fees, is below our NAV per Share, unless we have operative shareholder approval to sell Shares below NAV. In connection with each closing on the sale of Shares under this prospectus, our Board of Directors or a committee thereof is required to make the determination within 48 hours of the time that we price our Shares for sale that we are not selling our common stock at a price below our then current NAV, unless we have operative shareholder approval to sell Shares below NAV. Prior to each closing, to the extent required to disclose material information, including changes in the offering price per Share, to prospective investors, we will update the information contained in this prospectus by filing a prospectus supplement with the SEC.

Our aggregate borrowings (if any), secured and unsecured, are expected to be reasonable in relation to our net assets and will be reviewed by the Board of Directors at least quarterly.  The maximum amount of such borrowing is limited by law.  See “Regulation as a Business Development Company.”

Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock (primarily from investment income and realized capital gains), payments to any lenders or senior security holders, and the payment of operating expenses.  Immediately after this offering, we expect to have cash resources of approximately $43.4 million. See “Legacy Portfolio Acquisition” and “Use of Proceeds.”

Distribution Policy

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the commencement of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors after a quarterly review and distributed pro-rata to holders of our Shares. Any dividends to our stockholders will be declared out of assets legally available for distribution.  In no event are we permitted to borrow money to make distributions if the amount of such distribution would exceed our annual accrued and received revenues, less operating costs.  Distributions in kind are not permitted, except as provided in our Charter.

We currently expect to elect to be taxed, and intend to qualify annually thereafter, as a REIT under the Code when we become eligible to make that election. If we elect to be treated as a REIT, we will be required to make distributions, other than capital gain distributions, to our stockholders each year in the amount of at least 90% of our REIT taxable income.  See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional Shares under our DRIP out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash, or your participation in our DRIP is restricted by a state securities regulator. See “Dividend Reinvestment Plan.” If you hold Shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Other Contractual Obligations

We have entered into three contracts under which we have material future commitments, the Investment Advisory Agreement, under which MCM Advisers will serve as our investment adviser, the Structuring Agreement, under which MCM Advisers will be compensated for sourcing and structuring our initial portfolio, and the Administration Agreement, under which MacKenzie Capital Management will furnish us with certain non-investment management services and administrative services necessary to conduct our day-to-day operations. Each of these agreements is terminable by either party upon proper notice. Payments under the Investment Advisory Agreement in future periods will be (i) a percentage of the value of our Managed Funds; and (ii) incentive fees based on our income and our performance above specified hurdles.  Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by MacKenzie Capital Management.  However if MacKenzie Capital Management withdrawals as our administrator, it will be liable for any expenses we incur as a result of such withdrawal. See “Investment Advisory Agreements,” and “Administration Agreement.” For a discussion of the estimated amount of our obligations under these contracts based on a number of assumptions, see “Fees and Expenses.”

It is our Board of Directors’ duty to evaluate the performance of MCM Advisers before entering into or renewing the Investment Advisory Agreement.  The criteria used in such evaluation will be reflected in the Board meeting minutes.  The Investment Advisory Agreement will have an initial term of two years.  The Advisory Agreements are terminable by a majority of the Independent Directors or our stockholders, without penalty upon not more than 60 days’ written notice, and may be terminated by MCM Advisers on 120 days’ written notice to us; and the Structuring Agreement will automatically terminate upon payment of the structuring fee.  In the event of the termination of the Investment Advisory Agreement, MCM Advisers is obligated to cooperate with us and take all reasonable steps requested to assist the Board in making an orderly transition of the advisory function.   Upon termination, the Board of Directors will appoint any successor adviser and determine its compensation.

The Administration Agreement may be terminated by us without penalty upon 120 days’ written notice and the Administrator must provide our stockholders with 120 days’ notice to terminate.  If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Advisory Agreements and our Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.

Related Parties

We entered into the Advisory Agreements with MCM Advisers.  MCM Advisers and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. MCM Advisers and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, MCM Advisers or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with MCM Advisers’ allocation procedures.

Under the Administration Agreement with MacKenzie Capital Management, LP, our Administrator granted to us a non-exclusive, royalty-free license to use the name “MacKenzie.”  Under the terms of the Administration Agreement, MacKenzie Capital Management will provide us with the office facilities and administrative services necessary to conduct our day-to-day operations.

As consideration for our acquisition of the Legacy Portfolio, an aggregate of 692,217 Shares were issued to the Legacy Funds. For information on the ownership of our Shares, see “Control Persons and Principal Stockholders.”

As discussed elsewhere in this prospectus, MCM Advisers’ affiliates manage other funds with similar investment strategies as ours.  Under both the 1940 Act and the Advisers Act, our funds may not be comingled with the assets of such other funds.

BUSINESS

MacKenzie Realty

We are a newly formed, externally managed non-diversified company that intends to elect to be treated as a BDC under the 1940 Act prior to the commencement of this offering. Our investment objective is to generate both current income and capital appreciation through real estate debt and equity investments. Our investments will be managed by MCM Advisers, and MacKenzie Capital Management will provide the administrative services necessary for us to operate.  We were formed to continue and expand the business of the Legacy Funds. As part of this continuation and expansion, we intend to invest primarily in debt and equity real estate-related securities.   Our investments will generally range in size from $10 thousand to $3 million, similar to the investments in the Legacy Portfolio. However, we may make larger investments from time to time on an opportunistic basis.

Legacy Portfolio Acquisition

We acquired the Legacy Portfolio from the Legacy Funds on February 28, 2013.  See “Legacy Portfolio Acquisition.”  Additional information regarding the Legacy Portfolio is provided under the headings “Portfolio Companies” and “Discussion of the Company’s Expected Operating Plans,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

Recent Developments

Recent Portfolio Activity Since February 28, 2013

We sold our shares of Maxus Realty Trust in April, 2013 for $176,000, for an unaudited $24,376 pre-tax gain.

About MCM Advisers

We will be managed by MCM Advisers, whose investment team members have an average of nearly 19 years of experience investing in real estate-related securities. MCM Advisers’ investment team also presently manages 53 private funds (other than the Legacy Funds) which have investment objectives and strategies that are similar to ours.

We expect to benefit from the ability of our Adviser’s investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our Adviser’s investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our Adviser is led by C.E. Patterson, Founder and Managing Director of the General Partner of our Manager and our Adviser. Mr. Patterson is assisted by Berniece A. Patterson, who serves as Chair of the Board of the General Partner of our Manager and our Adviser, Glen W. Fuller, who serves as Chief Operations Officer and Managing Director of the General Partner of our Manager and our Adviser, Chip Patterson, who serves as Managing Director and General Counsel of the General Partner of our Manager and our Adviser, Robert E. Dixon, who serves as Chief Investment Officer and Managing Director of the General Partner of our Manager and our Adviser, Paul F. Koslosky, who serves as Chief Financial Officer and Treasurer of the General Partner of our Manager and our Adviser, Christine E. Simpson, who serves as Chief Portfolio Manager and Senior Vice President of Research for the General Partner of our Manager and our Adviser, and Jen L. Moser, who serves as Vice President of Administration for the General Partner of our Manager and our Adviser.  We consider C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, and Paul Koslosky, and Ms. Christine Simpson to be MCM Advisers’ investment team.

Market Opportunity

We intend to pursue a strategy focused on investing primarily in illiquid or non-traded debt and equity securities issued by U.S. companies generally owning commercial real estate.  These companies are likely to be NTRs, small-capitalization publicly- traded REITs, public and private RELPs, LLCs, and TICs.  We believe the size of this market and certain recent developments, coupled with our Adviser’s network, create an attractive investment environment for our strategy for a number of reasons, including:

•
Expected sources of liquidity have disappeared.  Most NTRs intended to offer their stockholders a quarterly shareholder redemption program.  When the recent economic downturn began, most NTR sponsors suspended their shareholder redemption plans to conserve cash.  Similarly, many of the RELPs, LLCs and TICs that may have intended to liquidate by now have experienced a decline in property value and are unable to liquidate profitably. As a result, many of them will experience a longer holding period than their investors originally intended.

•
Economic downturn created demand for additional capital.  During the recent economic downturn, many companies decided to reduce the amount of space they lease, increasing vacancies in office buildings and retail properties.  Some companies in the retail, hospitality, and multi-family sectors deferred maintenance in order to preserve cash.  For these reasons, we believe there are many real estate companies that need access to additional capital for tenant improvements, deferred maintenance, and other capital expenditures.

•
Many loans are coming due in the next few years.  During the last economic expansion from 2003 – 2008, many real estate acquisitions were financed with loans that mature in 5 or 10 years.  Many companies will have difficulty refinancing these loans as a result of a decline in the value of the property, forcing them to look for less traditional, and more expensive, lenders.

•
Small transaction sizes allow for a profitable niche.  The secondary market trading volume for the entire NTR industry is less than $10 million per month, and most individual transactions are less than $100,000.  Similarly, most of the RELPs, LLCs and TICs that we target for loans will need less than $10 million in recapitalization loans or equity.  As a result, most real estate investment firms cannot efficiently compete with us in such small transactions.  Our Adviser has 30 years of experience closing such transactions with very low transaction costs.

Investment Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity real estate-related investments.  We will seek to accomplish this by a combination of rigorous analysis of the net asset value of and risks associated with a potential security acquisition, and a disciplined requirement that any security must be acquired at a significant discount to its net asset value.  Although we may acquire any type of security by any method, we anticipate our acquisitions will generally be accomplished in the following ways:

•
Tender offers.  We intend to acquire shares of NTRs and other real estate companies via registered tender offers and non-registered tender offers.  This is generally our preferred acquisition method, as it allows us to name the price at which we are willing to buy such securities.  By purchasing securities at significant discounts to NAV, we simultaneously reduce the risk of a loss of capital due to a decline in NAV while increasing total returns when the discount is realized.  Also, by purchasing seasoned securities that are several years old, we significantly reduce our intended holding period and correspondingly increase our annualized rate of return.

•
Direct loans and private placements.  We may occasionally make direct loans to private real estate companies and arrange for private placements of equity issued directly to us by private real estate companies.  These direct investments would only be made after we have an equity investment in the company, which companies are smaller so that we are more familiar with their properties and management.

•
Purchases of small-cap REITs on the open market.  We believe that small-capitalization REITs (typically less than $250 million) are largely ignored by institutional investors and by Wall Street analysts, and as a result they often trade for significant discounts to their net asset value.  While these REITs tend to be highly illiquid with very small trading volumes, our smaller size allows us to focus on these REITs and to purchase them in quantities that are meaningful for us.  Similar to the shares of NTRs we purchase at discounts to NAV, we believe these acquisitions can provide superior risk-adjusted returns.

Investments

We will engage in various investment strategies in order to achieve our overall investment objectives. The strategy we select depends upon, among other things, market opportunities, the skills and experience of our Investment Adviser’s investment team and our overall portfolio composition. Our strategies will generally seek to acquire securities that produce ongoing distributable income for investors, yet with a primary focus on purchasing such securities at a discount from what our Investment Adviser estimates to be the actual value of the real estate underlying the securities.

Types of Investments

We will target the following real estate-related investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation.

•
Real Estate-Related Limited Partnerships.  Limited partnerships which may be public or private, and which were formed primarily to own real property.  They may actively operate the property, they may develop the property, or they may passively own property operated by a third party.

•
REITs.  Corporations or trusts that are formed to own real property and are exempted from corporate income tax provided that they distribute at least 90% of their net income in the form of dividends to their stockholders.

•
Other Real Estate-Related Investments.  May include equity interests in LLCs, TICs, mortgages, loans, bonds, or any other security whose underlying value derives from real estate. We may invest in other real estate-related investment entities.  We will not invest in general partnerships, joint ventures, or other entities that do not afford limited liability to their security holders.  However, limited liability entities in which we may invest may in turn hold interests in general partnerships, joint ventures, or other non-limited liability entities.

Targeted Securities

Our Adviser has advised on a significant number of investments in the real estate industry.  We intend to leverage this prior investing experience to continue to target attractive investments in the real estate industry. Securities to be acquired by us will generally consist of the following:

•
Securities Issued by Owners of Real Property.   We will acquire securities issued by limited partnerships, REITs or other investment entities that have invested directly or indirectly in real property, real estate joint ventures, or other real property based investments.  We will buy securities issued by entities owning a variety of property types, including apartments, shopping centers, office buildings, nursing homes, min-warehouses, and hotels.

•
Direct Real Property Obligations, Derivatives, and Other Securities.  We may also acquire (i) individual mortgages secured by real property (i.e., originate, or purchase outstanding loans secured by real estate), (ii) securities of issuers that own mortgages secured by income-producing real property, and (iii) using no more than 20% of our capital available for investment, securities of issuers that own assets other than real estate.

We will generally acquire securities in one of two ways:

•
Securities Issued Previously Pursuant to a Registration Statement.  In general, we will seek to acquire securities originally registered by the issuer with the SEC.  These target securities are typically public limited partnership interests and shares in REITs issued by national real estate syndicators and companies.  These issuers typically have hundreds or thousands of limited partners or stockholders and own numerous real property assets.

•
Securities Issued in Private Transactions.   We may acquire securities that are or were privately placed by issuers that (i) are limited partnerships, REITs, or other real estate-related entities, (ii) have sold their securities in private offerings to only a limited number of investors who have met suitability standards that are generally higher than those imposed by public partnerships, and (iii) have invested in only a single parcel or a few parcels of real property.

Investment Selection

Our Adviser’s investment team is responsible for all aspects of our investment process. The current members of the investment team are C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson.  The investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team.  See “Portfolio Management.”

Our process for acquiring targeted real estate-related securities will typically involve three steps: (i) identifying securities of the type we may be interested in acquiring; (ii) evaluating the securities to estimate their value to us, and (iii) either acquiring securities on national markets or locating security holders who may be interested in selling or purchasing such securities on secondary markets.  Different circumstances may require different procedures, or different combinations of procedures, and we will adjust our acquisition strategy to fit the particular circumstances.  Nonetheless, the typical stages of our investment selection process are as follows:

Deal Generation/Origination

We intend to source investments through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers and accountants, as well as current and former clients, portfolio companies and investors. Our Adviser’s investment team supplements these lead generators by also utilizing broader marketing efforts, such as advertisements in real estate periodicals, newspapers and other publications, attendance at prospective borrower industry conventions, an active calling effort to smaller private equity firms and sponsors, and through web presence and search tool optimizations.

Screening

In screening potential investments, our Adviser’s investment team utilizes the same value-oriented investment philosophy they employed in their work with the Legacy Funds and commits resources to managing downside exposure.

Due Diligence

Our Adviser conducts diligence on prospective portfolio companies consistent with the approach its investment team adopted in their work with the Legacy Funds. We believe that the investment team has a reputation for conducting extensive due diligence investigations in their investment activities. In conducting due diligence, our Adviser uses publicly available information as well as information from its relationships with former and current management teams, consultants, competitors and investment bankers.

Our Adviser’s due diligence typically includes:

•	review of historical and prospective financial information and regulatory disclosures;

•	research relating to the company’s management, industry, markets, products and services and competitors;

•	verification of collateral; and

•	asset and business value appraisals by third party advisers.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment present the investment opportunity to our Adviser’s investment team, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside third-party advisers, as appropriate. Any fees and expenses incurred by MCM Advisers in connection with due diligence investigations undertaken by third parties will be subject to reimbursement by us, if not otherwise reimbursed by the prospective borrower, which reimbursements will be in addition to any management or incentive fees payable by us under our Investment Advisory Agreement with MCM Advisers.

Ongoing Relationships with Portfolio Companies

Managerial Assistance

As a BDC, we will offer, and must provide upon request, significant managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services. MCM Advisers will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Monitoring

Our Adviser will monitor our portfolio companies on an ongoing basis. It will monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.  Our Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to our other portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Procedures

We will conduct the valuation of our assets under which our NAV will be determined at all times consistent with GAAP and the 1940 Act. More detail about our valuation procedures follow:

Securities for which market quotations are readily available on an exchange will be valued at such price as of the closing price on the day closest to the valuation date. Where a security is traded but in limited volume, we may instead utilize the weighted average closing price of the security over the prior 10 trading days. We may also use published secondary market trading information for securities that do not trade on a national exchange in order to value assets. When doing so, we will determine whether the trading information obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the trading price obtained.

Securities for which reliable market data are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Investment Adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; and (iii) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser and, where appropriate and necessary, a third-party valuation firm.

The recommendation of fair value for securities for which market data are not readily available or for which a pricing source is not sufficient may include the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the Investment Adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

We will compete for investments with other BDCs and investment funds (including private equity funds). Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in real estate companies. As a result of these new entrants, competition for investment opportunities in real estate-related companies may intensify. Many of these entities have greater financial and managerial resources than we do, or may not be subject to the extensive level of regulation that we are. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our Adviser, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.  For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We may face increasing competition for investment opportunities.”

Staffing

We do not currently have any employees.  Our day-to-day investment operations will be managed by our Adviser, whose investment team currently consists of C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson.  Our Adviser may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreements.”

In addition, we will reimburse our Manager for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, our chief compliance officer (or “CCO”), and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 1640 School Street, Moraga, California 94556, and are provided by our Manager in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our Adviser or our Manager, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our Adviser or Administrator. From time to time, we, our Adviser or our Manager, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table provides information as of February 28, 2013 for each portfolio company included in the Legacy Portfolio. The general terms of our expected debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. We do not “control” and are not an “affiliate” of any of these portfolio companies, as each term is defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Sector	% of Class	Fair Value
250 West 57th Street Associates, One Grand Central Place, 60 East 42nd St. New York, NY 10165	Office	0.09%	$66,670
Agree Realty Corp., 31850 Northwestern Highway Farmington Hills, MI 48334	Retail	0.03%	117,894
Apartment Investment & Management Co., 4582 South Ulster Street Suite 1100 Denver, CO 80237	Apartment	0.00%	115,163
AEI Net Income & Growth XIX, 1300 Wells Fargo Place, 30 East 7th St. St Paul, MN 55101	Retail	0.01%	170
AEI Net Income & Growth XX, 1300 Wells Fargo Place, 30 East 7th St. St Paul, MN 55101	Retail	0.07%	11,432
Ashford Hospitality Trust, 14185 Dallas Parkway Suite 1100 Dallas, TX 75254	Hotel	0.05%	381,348
Associated Estates Realty Corporation, 1 AEC Parkway Richmond Hts. Ohio 44143-1550	Apartment	0.01%	69,920
BellaVista Capital, Inc., 15700 Winchester Blvd. Los Gatos, CA 95030	Apartment	1.11%	74,392
Brown Palace Hotel Associates, 10200 E Girard Ave., Bldg. B, Suite 336 Denver, CO 80231	Hotel	0.23%	35,750
Civic Center, L.P., One New York Plaza, 32nd Floor, New York, NY 10004	Office	2.27%	163,994
Coastal Realty Business Trust – REEP, 1640 School St. Moraga, CA 94556	Apartment	16.46%	72,320
Coastal Realty Business Trust – Secured Income, 1640 School St. Moraga, CA 94556	Apartment	3.82%	327,671
Coastal Realty Business Trust—Series F-2, 1640 School St. Moraga, CA 94556	Retail	0.00%	58,800
Coastal Realty Business Trust—Series H-2, 1640 School St. Moraga, CA 94556	Hotel	0.01%	246,351
Coastal Realty Business Trust—Series L-2, 1640 School St. Moraga, CA 94556	Office	0.00%	18,444
Coastal Realty Business Trust—Series Q, 1640 School St. Moraga, CA 94556	Hotel	3.09%	467,341
Commonwealth REIT, Two Newton Place 255 Washington Street Suite 300 Newton, Massachusetts 02458	Office	0.02%	426,725
CRI Hotel Income Partners, LP, 11200 Rockville Pike, Suite 300 Rockville, MD 20852	Hotel	1.84%	64,642
Del Taco Restaurant Properties I, 25521 Commercentre Dr. Lake Forest, CA 92630	Retail	3.28%	207,358
Del Taco Restaurant Properties II, 25521 Commercentre Dr. Lake Forest, CA 92630	Retail	1.01%	60,459
Del Taco Restaurant Properties III, 25521 Commercentre Dr. Lake Forest, CA 92630	Retail	1.33%	125,983
Del Taco Income Properties IV, 25521 Commercentre Dr. Lake Forest, CA 92630	Retail	1.39%	59,696
Divall Insured Income Property 2, LP, 1100 Main St., Suite 1830 Kansas City, MO 64105	Apartment	1.79%	211,926
DRV Holding Company, LLC, 12647 Alcosta Blvd., Suite 470 San Ramon, CA 94583	Land	16.60%	500,000
El Conquistador Limited Partnership, 702 River Place Madison, WI 53716	Apartment	5.26%	80,976
Empire State Building Associates, LLC, One Grand Central Place, 60 East 42nd St. New York, NY 10165	Office	0.03%	110,000
FelCor Lodging Trust, 545 E. John Carpenter Frwy. Suite 1300 Irving, Texas 75062	Hotel	0.01%	32,128
Hines REIT, 2800 Post Oak Blvd., Suite 4700 Houston, TX 77056	Office	0.00%	13,569
Hotel Durant, LLC, 1000 Marina Village Pkwy, #100 Alameda, CA 94501	Retail	7.10%	577,299
Inland Land Appreciation Fund I, LP, 2907 Butterfield Rd. Oak Brook, IL 60523	Land	0.58%	18,166
Inland Land Appreciation Fund II, LP, 2907 Butterfield Rd. Oak Brook, IL 60523	Land	0.42%	27,951
Madison Place Associates, 2275 East Bayshore Rd, Suite 130 Palo Alto, CA 94303	Apartment	6.80%	77,943
Maxus Realty Trust, 104 Armour North Kansas City, Missouri 64116	Apartment	0.63%	151,624
MPF Pacific Gateway—Class B, 1640 School Street Moraga, CA 94556	Office	15.82%	6,287
MPG Office Trust, Inc., 355 South Grand Avenue Suite 3300 Los Angeles, CA 90071	Office	0.02%	33,670
National Property Investors 6, LP, 80 International Drive, PO Box 1089, Greenville, SC 29602	Apartment	0.01%	145
Northland Cable Properties Seven, LP, 101 Stewart St., Suite 700 Seattle, WA 98101	Cable	0.16%	1,694
One Liberty Properties, Inc., 60 Cutter Mill Road Suite 303 Great Neck, New York 11021	Retail	0.02%	65,160

Post Street Renaissance Partners Class A, 545 Post Street San Francisco, CA 94102	Hotel	4.21%	177,844
Post Street Renaissance Partners Class D, 545 Post Street San Francisco, CA 94102	Hotel	3.58%	542,115
Rancon Realty Fund IV, LP, 41391 Kalmia St, Suite 200 Murrieta, CA 92562	Office	1.48%	173,706
Rancon Realty Fund V, 41391 Kalmia St, Suite 200 Murrieta, CA 92562	Office	1.11%	165,691
Rouse Properties, Inc. 1114 Avenue of the Americas Suite 2800, New York, New York 10036	Retail	0.00%	26,194
Secured Income, LP, 340 Pemberwick Rd c/o Wilder Richman Resources Corp., Greenwich, CT 06831	Apartment	2.60%	223,232
T REIT Inc., 1551 N Tustin Ave., Suite 200 Santa Ana, CA 92705	Office	0.48%	1,317
Uniprop Income Fund II, LP, 280 Daines St., 3rd Floor Birmingham, MI 48009	Apartment	0.37%	56,890
USA RE Investment Trust, 650 Howe Ave., Suite 730 Sacramento, CA 95825	Land	0.04%	330
Totals			$6,448,380

Recent Developments (Since February 28, 2013)

We sold our shares of Maxus Realty Trust in April, 2013 for $176,000, for an unaudited $24,376 pre-tax gain.

Portfolio Company Descriptions

Below is a brief description of each of the eleven largest portfolio securities, including their respective percentages of our portfolio, as of February 28, 2013.

Hotel Durant, LLC – 8.95%

This LLC owns four retail properties located in Florida and Georgia.  The properties are leased on a triple-net basis to Best Buy, Fedex, and Tire Centers with leases expiring from 2015 – 2017.  We acquired the membership units at an approximate 30% discount to our estimate of their liquidation value, and the investment currently produces an 11% current yield on our cost.

Post Street Renaissance Partners — Class D Units — 8.41%

The partnership owns the Prescott Hotel and Postrio Restaurant in San Francisco, California. Post Street experienced difficulty in 2010, defaulting on its mortgage. During the latter part of 2010, the partnership, in co-operation with our Adviser, initiated a new Class offering (“Class D Units”) to raise capital for the partnership to avoid a foreclosure on the property by the lender. With the new capital raised, the partnership made all past-due loan payments and is now current on its loan. Any remaining proceeds are to be held in reserve for debt service.

Along with the new offering, there were changes to the original limited partnership agreement which provide for a different allocation of profits and distributions. Class D unit holders are first priority until they receive their original capital contribution plus a 12% cumulative non-compounded return. Then, 1% of distributions are made to the general partner and 99% to the Class A limited partners until such time as they have received distributions of $3 million. Lastly, any remaining proceeds will be distributed 80% to Class D unit holders and 20% to the holders of the remaining classes of partnership units.

DRV Holding Company, LLC — 7.75%

The Legacy Funds invested $500,000 in DRV Holding Company, LLC (“DRV”) in January, 2013, and have an option to invest an additional $310,000 in DRV by the end of 2013 (which option has followed the asset into MRC’s portfolio).  DRV is a special purpose entity organized and managed by The True Life Companies to acquire, develop and sell raw land in El Dorado Hills, California that is intended to be a residential community.

Coastal Realty Business Trust — Series Q — 7.25%

Coastal Realty Business Trust — Series Q participated in the recapitalization of Post Street Renaissance Partners Series D, discussed above. Each unit of CRBT Series Q is economically equivalent to one unit of Post Street Renaissance Partners Series D.  Coastal Realty Business Trust is a Nevada business trust whose trustee is MacKenzie Capital Management, LP, established as a holding company for certain assets such as these.  MacKenzie Capital Management, LP receives no fees or expense reimbursements for serving as the trustee.

CommonWealth REIT — 6.62%

CommonWealth is a publicly- traded office and industrial REIT. As of the end of 2012, CommonWealth owned 440 properties at a total cost of $7.8 billion. CommonWealth generated funds from operations of over $2.50 per share in 2012, and pays a dividend of $1.00 annually, which is a 4.0% yield on our cost.  The stock’s ticker symbol is CWH.

Ashford Hospitality Trust, Inc. — 5.91%

This publicly- traded REIT owns 94 hotels around the country, primarily mid-scale quality.  The stock pays a dividend of $0.48, which is a 4.1% yield on our cost.  The stock’s ticker symbol is AHT.

Coastal Realty Business Trust — Secured Income— 5.08%

CRBT participated in the purchase of units of Secured Income, LP which is described below.

Coastal Realty Business Trust — Series H-2 — 3.82%

CRBT Series H-2 participated in a tender offer for shares of a non-traded REIT that owns and operate various properties such as senior housing, hotels and resorts, retail, golf courses, marinas and others.  The stock currently pays a dividend at the annualized rate of $0.425, which is 8.2% on our cost.

Secured Income, LP — 3.46%

This partnership is a private limited partnership formed in 1986 to own and operate apartment buildings.  It currently owns one 252 unit property located in Frederick, Maryland.  This partnership does not currently pay a distribution, but we believe the property will be marketed for sale this year.  An affiliate of our Administrator recently purchased a co-general partnership interest in the partnership and is working with the managing general partner to achieve liquidity for this investment in the near future.

Divall Insured Income Property 2, LP — 3.29%

This partnership is a publicly- held, non-traded limited partnership formed in 1987 to own and lease restaurant properties.  The partnership owns 11 fast food restaurants.  All of the properties are triple-net leased to the operators and are debt-free.  The most recent distribution was paid at an annualized rate of $22.20 per unit, an annualized distribution rate of 10.1% on our cost.

Del Taco Restaurant Properties I — 3.22%

Del Taco is a publicly- held, non-traded partnership formed in 1983 to own and lease restaurant properties. The partnership’s six Del Taco Restaurant properties increased its revenue and operating income in 2011 from 2010. The properties are located in the Los Angeles area and are debt-free which allowed the partnership to distribute its cash flow to its investors. The most recent quarterly distribution was paid at an annualized rate of $78.80 per unit, providing an annualized distribution rate of 10.9% on our cost.

Portfolio Composition

Below are the sectors that comprised the investments in the Legacy Portfolio as of February 28, 2013, in each case calculated as a percentage of the total Legacy Portfolio investments as of that date.

Targeted Industries	Fair Value	% of Total Investments (at fair value)
Apartment	$1,462,202	22.68%
Hotel	1,947,519	30.20%
Cable	1,694	0.03%
Land	546,447	8.47%
Retail	1,310,445	20.32%
Office	1,180,073	18.30%
	$6,448,380	100.00%

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of three members, two of whom are Independent Directors. Directors’ terms are one year.  Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an audit committee and a nominating and corporate governance committee, and may establish additional committees in the future.

Our Adviser has been providing advice to clients about real estate-related assets and other investments since 1982.  Much of that advice has focused on the types of real estate-related investments MRC intends to make, through the Adviser’s management of the Legacy Funds and many other similarly- organized investment vehicles.  Accordingly, our officers and directors who are affiliated with our Adviser and/or Manager have the requisite experience with the types of assets we seek to acquire.

Board of Directors and Executive Officers

Directors

Name	Age	Position	Director Since
Interested Director
C.E. “Pat” Patterson	72	Chairman of the Board of Directors	2012
Independent Directors
Tim Dozois	50	Director	2012
Tom Frame	69	Director	2012

The address for each of our directors is 1640 School Street, Moraga, California 94556.

Executive Officers Who Are Not Directors

Name	Age	Position
Robert Dixon	42	Chief Executive Officer and President
Paul Koslosky	51	Chief Financial Officer and Treasurer
Glen Fuller	39	Chief Operating Officer
Chip Patterson	42	General Counsel and Secretary
Jeri Bluth	38	Chief Compliance Officer
Christine Simpson	48	Chief Portfolio Manager

The address for each of our executive officers is 1640 School Street, Moraga, California 94556.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and Independent Directors. An interested director is an “interested person” as defined in 1940 Act §2(a)(19).

Interested Director

C.E. “Pat” Patterson.  Mr. Patterson, an MRC director since 2012, is co-founder and president of the Manager and the Adviser, and a director of their general partner, and a beneficial owner of all three companies, all since 1982.

Mr. Patterson, age 72, has spent his entire business career in the financial services industry.  In 1965, following his graduation from the University of Oregon with a Bachelor of Science degree, he was selected as a junior executive trainee by Merrill Lynch, Pierce, Fenner and Smith, Inc.  This intensive two-year training program was conducted in New York and included “on-the-floor” experience on all the major stock and commodity trading floors in the U.S. and Europe as well as a one-year position in Securities Research.  Subsequently assigned to Merrill’s Oakland, California office, Mr. Patterson had responsibility as an account executive for individual investors through 1971.

In 1971, Mr. Patterson joined Eastman Dillon, Union Securities, Inc. with responsibility for Institutional Accounts in San Francisco and Hawaii.  Upon the merger of Blyth & Co. with Eastman Dillon, Mr. Patterson was appointed assistant manager and then resident manager of the firm’s Oakland office.  He became a vice president of the firm in 1975.  During the years 1976 to 1981, Mr.

Patterson was associated with Smith Barney, Harris Upham, Inc. as a vice president, sales; Merrill Lynch, Pierce, Fenner and Smith, Inc. as a senior account executive; and Paine Webber, Jackson & Curtis as an account vice president.  During this period his primary responsibility was the counseling of individual clients, but he also was responsible for research and marketing of specialized financial products.

In 1981, Mr. Patterson founded Patterson Financial Services, Inc. (now MCM Advisers, LP) with Berniece A. Patterson as a financial planning firm.  He founded Patterson Real Estate Services, a licensed California Real Estate Broker, in 1982.  As president of MCM Advisers, LP, Mr. Patterson is responsible for all investment counseling activities.  He supervises the analysis of investment opportunities for the clients of the firm.  In 1988, Mr. Patterson co-founded the predecessor of the Manager.  The Manager acts as the general partner and Manager to a number of prior investment funds.  Mr. Patterson is the president of the Manager.

Mr. Patterson is a former Certified Financial Planner, has completed the College of Financial Planning’s Due Diligence course, and is a past member of both the Institute of Certified Financial Planners and the International Association for Financial Planning

Independent Directors

Tim Dozois.  Mr. Dozois, age 50 and an MRC director since 2012, and has been the Vice President and Corporate Counsel for Pendrell Corporation, a NASDAQ listed company specializing in intellectual property solutions, since 2010. He has 23 years of experience supporting leading corporations in securities law compliance, mergers, acquisitions, and real estate acquisition, financing, and management. Prior to joining Pendrell Corporation, Mr. Dozois was a partner for a brief period with Zupancic Rathbone Law Group, Inc., a firm that specializes in structured financing with a particular emphasis on the acquisition, financing and management of troubled real property assets. From 1996 until early 2010, Mr. Dozois served as an equity partner of Davis Wright Tremaine LLP, a Seattle-based law firm of approximately 500 lawyers.

Mr. Dozois received his B.S. in Financial Management from Oregon State University and his J.D from the University of Oregon School of Law, where he was Order of the Coif.

Tom Frame.  Mr. Frame, age 69 and an MRC director since 2012, was a co-founder of TransCentury Property Management and solely founded Paradigm Investment Corporation.  TransCentury began in 1973 and has syndicated and managed over 10,000 residential units. During the last 35 years, Mr. Frame has been a principal in the acquisition, financing, restoration, and sale of over $500,000,000 in residential and commercial real estate.  Paradigm was founded in 1986 to sponsor and manage private, closed end "mutual funds."  Paradigm managed a portfolio of over $7,000,000 in limited partnership securities.  The last of the funds successfully liquidated in 2000.

Mr. Frame received a BA and BS degree from the University of Kansas in Physics and Mathematics, a Juris Doctor degree from the San Francisco Law School, and a MBA with honors from Pepperdine University.  Mr. Frame is currently managing his own investments which include residential units, commercial property, and a portfolio of securities.

Executive Officers Who Are Not Directors

Robert E. Dixon.  Robert E. Dixon, age 42, has been the senior vice president and co-chief investment officer of the Manager and the Adviser since 2005, and a director of their general partner, and a beneficial owner of all three companies since 2005.  Mr. Dixon is C.E. and Berniece Patterson’s son-in-law.

Robert Dixon served as an officer and director of Sutter Holding Company, Inc. from March 2002 until 2005.  Mr. Dixon founded Sutter Capital Management, LLC, an investment management firm, in 1998 and sold it in 2005 to MCM Advisers, Inc.  Mr. Dixon has been president of Sutter Capital Management since its founding.  Mr. Dixon received his Master of Business Administration degree from Cornell University in 1998 and became a Chartered Financial Analyst® in 1996.  From October 1994 to June 1996 he worked for MacKenzie Patterson, Inc. as a securities research analyst.  He worked for Lehman Brothers, Inc. in equity sales and trading during 1993 and 1994.  Mr. Dixon received his bachelor’s degree in economics from the University of California at Los Angeles in 1992.

Paul F. Koslosky.  Mr. Koslosky, age 51, has been the chief financial officer and treasurer for the Manager and the Adviser since 2004.  He owns a beneficial interest in each the Manager, the Adviser, and their general partner.  He is responsible for accounting and reporting for the Manager, the funds it manages, and other related business interests.

Mr. Koslosky graduated from California State University, Hayward in 1983 with a Bachelor of Science degree in Business Administration.  He spent five years with Zellerbach Paper Company, a billion-dollar paper distributor, as staff accountant and, eventually, financial reporting manager.  Prior to joining the Manager in 1997, he worked for Doric Development, an Alameda, California real estate developer with numerous related business interests.  At Doric he served as accounting manager responsible for the accounting and reporting for commercial development and construction.  He served as controller from 1995 to 1997 responsible for accounting, reporting, cash management, and human resources for Doric and its related companies.

Glen W. Fuller.  Mr. Fuller, age 39, has been senior vice president and secretary of the Manager since 2000 and the Adviser since 2000, and a director of their general partner, and a beneficial owner of all three companies since 2000.  Mr. Fuller is Berniece Patterson’s son and C.E. Patterson’s stepson.

Prior to becoming senior vice president of the Manager, he was with the Manager for two years as a portfolio manager and research analyst.  Prior to joining the Manager, Mr. Fuller spent two years running the over the counter trading desk for North Coast Securities Corp. (previously Morgan Fuller Capital Group) with responsibility for both the proprietary and retail trading desks.  Mr. Fuller was also the registered options principal and registered municipal bond principal for North Coast Securities Corp., a registered broker-dealer. Mr. Fuller previously held his NASD Series 7, general securities registration.  Mr. Fuller has a Bachelor of Arts in Management.  Mr. Fuller has also spent time working on the floor of the New York Stock Exchange as a trading clerk and on the floor of the Pacific Stock Exchange in San Francisco as an assistant specialist for LIT America.

Chip Patterson.  Chip Patterson, age 42, has been the senior vice president and general counsel of the Manager and the Adviser since 2003, a director of their general partner since 2003, and a beneficial owner of all three companies since 2003.  Chip Patterson is C.E. Patterson’s son and Berniece Patterson’s stepson.

Chip Patterson graduated magna cum laude from the University of Michigan Law School with a Juris Doctor Degree and with high distinction and Phi Beta Kappa from the University of California at Berkeley with a Bachelor of Arts Degree in Political Science.  Prior to joining the Manager in July 2003, he was a securities and corporate finance attorney with the national law firm of Davis Wright Tremaine LLP.  Prior to law school, Chip Patterson taught physics, chemistry, and math at the high school level for three years.  He also has prior experience in sales, retail, and banking, and is a licensed California Real Estate Broker.

Jeri R. Bluth. Ms. Bluth, age 38, has been the Chief Compliance Officer for the Manager and the Adviser since 2009.  She owns a beneficial interest in each the Manager and the Adviser.  Mrs. Bluth oversees compliance for all the funds advised by the Adviser, and she will oversee MRC’s compliance with its Code of Ethics, Bylaws, Charter, and applicable rules and regulations.

Mrs. Bluth began her career with MacKenzie Patterson Fuller, Inc. in July of 1996 in the Investor Services Department. During Mrs. Bluth’s career with the Manager, she graduated from St. Mary’s College of California in June 2001, with a Bachelor of Arts degree in Business Management.

Christine E. Simpson. Mrs. Simpson, age 48, has been employed by the Manager and its affiliates since 1990, and has been the Adviser’s Vice President of Research and Trading since 2005.  Mrs. Simpson is responsible for handling the day-to-day operations of the Manager’s research department.  During Mrs. Simpson’s career with the Manager, she graduated: with a Bachelor of Arts degree in Business Management from St. Mary’s College of California in October 2004 (with honors), with a Masters of Science degree in Financial Analysis and Investment Management in September 2006, and a Masters in Business Administration in June 2008.  As a result of these and other professional experiences, Mrs. Simpson possesses particular knowledge and experience in real estate that strengthen the investment committee's collective qualifications, skills and experience.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an Independent Director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders best interests at such times.

Presently, C.E. Patterson serves as the chairman of our Board of Directors. C.E. Patterson is an “interested person” of MRC as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our Adviser and is the manager and managing member of our Adviser and Administrator, respectively. We believe that C.E. Patterson’s history with the Legacy Funds, familiarity with our investment platform, and extensive knowledge of the real estate industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as C.E. Patterson’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when a non- Independent Director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

None of the Directors currently serve as a director for any other public company.  Further, no Director holds any ownership interest in MRC.  The Independent Directors will be paid an annual retainer of $20,000 and the chair of the audit committee will be paid an additional retainer of $1,000 and each Director will be paid a meeting attendance fee of $1,000 for attending in-person meetings and $500 for telephonic meetings, not expected to be held more than quarterly, of the Board and the audit committee.

We recognize that different board leadership structures are appropriate for companies in different situations. We believe that the Board’s structure is appropriate for our anticipated operations as a BDC under the 1940 Act and having a class of securities which is registered under the 1934 Act, in that its members possess an appropriate depth and breadth of experience relating to our planned investment program.  We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, our valuation process, and audits of our financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the CCO. The Board of Directors will annually review a written report from the CCO discussing the adequacy and effectiveness of our compliance policies and procedures and those of our service providers. The CCO’s annual report will address, at a minimum, (i) the operation of our compliance policies and procedures and those of our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the CCO’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the CCO will meet separately in executive session with the Independent Directors at least once each year.

We believe that our board’s role in risk oversight will be effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

An audit committee and a nominating and corporate governance committee have been established by our Board of Directors. All directors are expected to attend at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates under a charter approved by our Board of Directors, which contains the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The audit committee is currently composed of Messrs. Dozois and Frame, neither of whom is an “interested person” of ours as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Dozois serves as chairman of the audit committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates under a charter approved by our Board of Directors. The members of the nominating and corporate governance committee are Messrs. Dozois and Frame, neither of whom is an “interested person” of MacKenzie Realty, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Frame serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, our operations, and our stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of the Board of Directors and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Compensation of Directors

Our Independent Directors receive an annual retainer of $20,000. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting in person and $500 for each telephonic meeting, and also receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $1,000 and each chairman of any other committee receives an annual fee of $1,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” as that term is defined in 1940 Act §2(a)(19).

Compensation of Executive Officers

None of our officers receives direct compensation from us.  However, all of the executive officers, through their indirect financial interest in our Adviser, will be entitled to a portion of any investment advisory fees paid by us to our Adviser under the Advisory Agreements. The Investment Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board of Directors, including a majority of our Independent Directors.  The Structuring Agreement will automatically expire upon the payment of the structuring fee to our Investment Adviser.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our Adviser and its investment committee (each member, a “Portfolio Manager”), which will initially be composed of C.E. Patterson, Glen Fuller, Chip Patterson, Robert Dixon, Paul Koslosky, and Christine Simpson.  For more information regarding the business experience of the investment committee, see “Management — Board of Directors and Executive Officers.” MCM Advisers’ investment committee must approve each new investment that we make.  The Portfolio Managers are not employed by us and do not hold any of our common stock.  Further, none of the Portfolio Managers are primarily responsible for managing any other fund or account, nor do they receive any direct compensation from us or any other account or fund.  C.E. Patterson is a full-time employee of our Adviser and receives a fixed salary for the services he provides.

Compensation

None of the Portfolio Managers will receive any direct compensation from us in connection with the management of our portfolio. However, through their financial interest in MCM Advisers, they will be entitled to a portion of any profits earned by MCM Advisers, which includes any fees payable under the terms of our Advisory Agreements, less expenses incurred by MCM Advisers in performing its services under our Advisory Agreements. The compensation paid by MCM Advisers to its other investment personnel includes an annual base salary, and participation in the profits of MCM and its affiliates through equity ownership.

INVESTMENT ADVISORY AGREEMENTS

Management Services

MCM Advisers serves as our investment adviser. Our Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our Adviser manages our day-to-day operations and provides us investment advisory and management services.  Under the terms of our Investment Advisory Agreement, MCM Advisers:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with other investment advisory, research and related services as we may from time to time require.

Under the Portfolio Structuring Agreement, MCM Advisers will be compensated by us for sourcing and structuring our initial portfolio, the Legacy Portfolio.  For these services, we will pay MCM Advisers a structuring fee of 3.5% of the gross proceeds of this offering, and the agreement will terminate upon that payment.

MCM Advisers’ services under the Advisory Agreements are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Under the Investment Advisory Agreement, we have agreed to pay our Adviser a fee for investment advisory and management services consisting of two components — a base management fee and a subordinated incentive fee.

The base management fee is calculated at an annual rate as a percentage of our Managed Funds (the number of Shares issued multiplied by the price at which such Shares are issued, plus any borrowed funds). The base management fee will be 3% of the first $20 million of our Managed Funds, 2% of the next $80 million of our Managed Funds, and 1.5% of our Managed Funds in excess of $100 million. The base management fee is calculated quarterly on the last day of each calendar quarter and paid quarterly in arrears within 15 days of the end of each calendar quarter.  The base management fee for any partial quarter will be appropriately pro-rated.

The subordinated incentive fee has three parts: the income fee, the capital gains fee and the liquidation fee.  The income fee is calculated and payable quarterly in arrears based on our “preliminary net investment income” for the immediately preceding calendar quarter. For this purpose, “preliminary net investment income” means interest income, dividend income and any other income (including accrued income that we have not yet received in cash, any fees such as commitment, origination, syndication, structuring, diligence, monitoring and consulting fees or other fees that we receive from portfolio companies) received or accrued during the calendar quarter, with such amount then reduced: (i) to the extent that any distribution or dividend from a portfolio company that (A) has been made as a result of such company’s disposition of a specified asset, and (B) results in the fair value of the investment in such portfolio company (as approved by our Board) falling to less than 110% of the carrying cost of that portfolio company, is applied against the carrying cost of the portfolio company, and (ii) by our accrued or paid operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to MacKenzie Capital Management, any interest expense, any tax expense, and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). “Preliminary net investment income” includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. “Preliminary net investment income” does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Preliminary fee net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the base management fee.

The income fee is not payable until we have paid dividends to stockholders equal to 7% per year of our Contributed Capital (the number of Shares issued multiplied by the price at which such Shares are issued).  Thus, the income fee will be (i) 100% of our preliminary net investment income for any calendar quarter that exceeds 1.75% (7% annualized) but is less than 2.1875% (8.75% annualized) of our Contributed Capital; and (ii) 20% of our preliminary net investment income for any calendar quarter that exceeds 2.1875% (8.75% annualized) of our Contributed Capital.

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in a substantial increase in the amount of the income fee payable to our Investment Adviser as a result of preliminary net investment income.

The second part of the subordinated incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2013 calendar year, and is similarly subordinated to us having first paid dividends to stockholders of 7% per year of our Contributed Capital.  Therefore, the capital gains fee will equal (i) 100% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year above 7% and up to 8.4% of our Contributed Capital as of such date, and (ii) 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year above 8.4%, all computed net of all realized capital losses, and less any unrealized capital depreciation at the end of such calendar year, and also less the aggregate amount of any previously paid capital gains fee. The capital gains fee in no event may exceed 20% of our realized capital gains, net of realized capital losses and unrealized capital depreciation.  The capital gains fee determined as of December 31, 2013 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of MacKenzie Realty.

The third part of the subordinated incentive fee—the liquidation incentive fee—equals 20% of amount by which aggregate distributions made to our stockholders exceed our Contributed Capital, less all incentive fees paid to our Adviser in prior fiscal years.  In no event will the liquidation incentive fee exceed 20% of all of our cumulative realized capital gains, computed net of all realized capital losses and unrealized capital depreciation.

Examples of Incentive Fee Calculation

Note that the following portrayal of gains is necessary to demonstrate the incentive fees, but there is no guarantee that we will recognize positive returns.

Example 1: Income Fee Portion of Incentive Fee:*

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 10.0%
Qualifying distributions applied against carrying cost = 1.0%
Base management fee = 3.0%
Other expenses (legal, accounting, transfer agent, etc., but not Organizational and Offering Expenses) = 1.0%
Preliminary net investment income (investment income – (management fee + other expenses)) = 5.0%
Amount of preliminary net investment income between 1.75% - 2.1875% of Contributed Capital = 100%
Amount of preliminary net investment income above 2.1875% of Contributed Capital = 20%

Result
Income fee = 0 (preliminary net investment income did not exceed 7.00% annualized, or 1.75% for the quarter)

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 16.0%
Qualifying distributions applied against carrying cost = 7.0%
Base management fee =3.0%
Other expenses (legal, accounting, transfer agent, etc., but not Organizational and Offering Expenses) = 1.0%
Preliminary net investment income (investment income – (management fee + other expenses)) = 5.0%
Amount of preliminary net investment income between 1.75% - 2.1875% of Contributed Capital = 100%
Amount of preliminary net investment income above 2.1875% of Contributed Capital = 20%

Result
Income fee = 1% (or 0.25% for the quarter)

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 6.0%
Qualifying distributions applied against carrying cost = 1.0%
Base management fee = 3.0%
Other expenses (legal, accounting, transfer agent, etc., but not Organizational and Offering Expenses) = 1.0%
Preliminary net investment income (investment income – (management fee + other expenses)) = 1.0%

Amount of preliminary net investment income between 1.75% - 2.1875% of Contributed Capital = 0
Amount of preliminary net investment income above 2.1875% of Contributed Capital = 0

Result
Income fee = 0 (no preliminary net investment income above hurdles)

*	The hypothetical amount of preliminary net investment income shown is based on a percentage of our total net assets.

Example 2: Capital Gains Fee Portion of Incentive Fee:

Note: The fair market value (“FMV”) of investments used in the following alternatives is as determined according to our valuation procedures described in more detail below under “Determination of Net Asset Value.”  In the examples below, we assume no other losses or gains on our investments, and we also assume that we have exceeded the 7% and 8.4% of Contributed Capital hurdle rates in all cases.
Note that the following portrayal of gains is necessary to demonstrate the incentive fees, but there is no guarantee that we will recognize positive returns.

Year	Alternative 1 Assumptions	Impact on the Capital Gains Fee	Resulting Capital Gains Fee
1	$2 million investment made in Company A (“Investment A”) $3 million investment in Company B (“Investment B”)	None	--
2	Investment A sold for $5 million FMV of Investment B determined to be $3.2 million	Fee on Investment A triggered; no impact from increase on Investment B	(8.4% - 7.0%) x $2,000,000 x 100% + ($3,000,000 – (8.4% x $2,000,000)) x 20% = $594,400
3	FMV of Investment B determined to be $2.5 million	Decrease base amount on which capital gains fee is calculated by $500,000	--
4	Investment B sold for $3.1 million	Fee on Investment B triggered	$0 (hurdle not met)

Year	Alternative 2 Assumptions	Impact on the Capital Gains Fee	Resulting Capital Gains Fee
1	$2 million investment made in Company A (“Investment A”) $3 million investment made in Company B (“Investment B”) $2.5 million investment made in Company C (“Investment C”)	None	--
2	Investment A sold for $5 million FMV of Investment B determined to be $2.5 million FMV of Investment C determined to be $2.5 million	Fee on Investment A triggered; decrease base amount on which capital gains fee is calculated by $500,000	(8.4% - 7.0%) x $7,500,000 x 100% +(($3,000,000-$500,000) -(8.4% x $7,500,000)) x 20% = $374,000
3	FMV of Investment B determined to be $2.7 million Investment C sold for $3 million	Unrealized capital depreciation reduced by $200,000; fee on Investment C triggered	(8.4% - 7.0%) x $7,500,000 x 100% + (($500,000+$200,000) - (8.4% x $7,500,000)) x 20% = $119,000
4	FMV of Investment B determined to be $3.5 million	None	--
5	Investment B sold for $2 million	None	$0 (hurdle not met)

Example 3: Liquidation Fee Portion of Incentive Fee:

Note: The FMV of investments used in the following alternatives is as determined according to our valuation procedures described in more detail below under “Determination of Net Asset Value.”  In the examples below, we assume no other losses or gains on our investments, and we assume that net investment income is zero.
Note that the following portrayal of gains is necessary to demonstrate the incentive fees, but there is no guarantee that we will recognize positive returns.

Year	Alternative 1 Assumptions	Impact on the Liquidation Fee	Resulting Capital Gains Fee
1	$2 million investment made in Company A (“Investment A”) $3 million investment in Company B (“Investment B”)	None	--
2	FMV of Investment B determined to be $3.2 million	None	$0
3	FMV of Investment A determined to be $2.5 million	None	$0
4	Investment A sold for $3 million, Investment B sold for $3.1 million	Liquidation Fee triggered	($6,100,000 - $5,000,000) x 20% = $220,000

Year	Alternative 2 Assumptions	Impact on the Liquidation Fee	Resulting Capital Gains Fee
1	$2 million investment made in Company A (“Investment A”) $3 million investment made in Company B (“Investment B”) $2.5 million investment made in Company C (“Investment C”)	None	--
2	FMV of Investment B determined to be $2.5 million FMV of Investment C determined to be $2.5 million	None	$0
3	FMV of Investment B determined to be $2.7 million	None	$0
4	FMV of Investment B determined to be $3.5 million	None	$0
5	Investment A sold for $2 million, Investment B sold for $2 million, Investment C sold for $5 million	Liquidation Fee triggered	($9,000,000 - $7,500,000) x 20% = $300,000

Payment of Our Expenses

The investment team of our Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our Adviser. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering (only up to $500,000, which amount has been born by our existing stockholders);

•	the cost of calculating our NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our Shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third-party advisory fees;

•	transfer agent and safekeeping fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees in the future;

•	federal, state and local taxes;

•	Independent Directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1934 Act, the 1940 Act and applicable federal and state securities laws; and

•
all other expenses incurred by either our Manager or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Manager in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination

The Advisory Agreements were initially approved by the Board of Directors of MacKenzie Realty on February 28, 2013. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until February 28, 2015 and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Independent Directors. Either Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreements may also be terminated by a majority of Independent Directors or by a vote of the majority of our outstanding securities, without penalty upon not more than 60 days’ written notice, or by MCM Advisers upon 120 days’ notice to us, and the Structuring Agreement will automatically terminate when we pay MCM Advisers the structuring fee.  See “Risk Factors — Risks Relating to Our Business and Structure — Our Investment Adviser can resign on 120 days’ notice.”

Indemnification

The Advisory Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the Advisory Agreements or otherwise as our Adviser.

Organization of the Investment Adviser

Our Adviser is a California limited partnership, and its principal executive offices are located at 1640 School Street, Moraga, California 94556.

Board Approval of the Advisory Agreements

A discussion regarding the basis for our board of director’s approval of our Advisory Agreements will be included in our first annual report on Form 10-K filed subsequent to completion of this offering, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

MacKenzie Capital Management, a California limited partnership, serves as our manager and administrator. The principal executive offices of our Manager are located at 1640 School Street, Moraga, California 94556. Pursuant to an Administration Agreement, our Manager furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our Manager also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, our Manager assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Manager’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff. All such allocations will be approved by the Independent Directors.  Under the Administration Agreement, our Manager will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by us without penalty upon 120 days’ written notice, and the Administrator must provide our stockholders with 120 days’ notice to terminate and will be liable for any expenses we incur as a result of such withdrawal.

Our Manager will also provide administrative services to our Adviser.  As a result, our Adviser will also reimburse our Manager for its allocable portion of our Manager’s overhead, including rent, the fees and expenses associated with performing compliance functions for our Adviser, and its allocable portion of the compensation of any administrative support staff. To the extent our Adviser or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by our Manager to such other investment vehicles will be charged to us.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Manager and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Manager’s services under the Administration Agreement or otherwise as our administrator.

A Sponsor, including our Administrator, may also provide goods and services to us other than as an administrator provided that the following conditions are met: (i) any self-dealing arrangement is in our best interests; (ii) the terms of providing such goods or services are governed by a written Sponsor Contract as defined in our Charter; (iii) such Sponsor must be independently engaged in the business of providing such goods or services and 33% of its revenues come from persons other than Affiliates, with certain exceptions as described in our Charter; and (iv) the compensation for such goods and services must be comparable with fees charged by similar unrelated third parties.  Any Sponsor is also limited to acquiring assets from us unless such acquisition is approved by the stockholders in accordance with our Charter.  We will also not lease any of our assets to any Sponsor.

LICENSE AGREEMENT

We have entered into the Administrative Agreement with our Administrator under which our Administrator has granted to us a non-exclusive, royalty-free license to use the name “MacKenzie.” Under this agreement, we have a right to use the MacKenzie name for so long as we engage our Adviser to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the “MacKenzie” name.

SUBSCRIPTION AGREEMENTS

Each prospective investor will complete and sign a written subscription agreement, making certain factual representations, including that the investor (i) meets the minimum income and net worth standards, (ii) is purchasing the Shares for his or her own account, (iii) has received a copy of this prospectus, and (iv) acknowledges that the Shares are not liquid.

The prospective investor must separately sign or initial each representation made in the subscription agreement.  Except in the case of fiduciary accounts, the prospective investor may not grant any person a power of attorney to make such representations on his or her behalf.  Any person selling Shares on our behalf may not complete a sale of Shares to a prospective investor until at least five business days after the date the prospective investor receives a final prospectus.  Each investor will receive a confirmation of his or her purchase.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Advisory Agreements with our Adviser, which is owned by MPF Founders LP, MPF Principals LP, and MPF Successors LP.  Our Adviser’s affiliates manage 53 private funds other than the Legacy Funds, and it and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. Our Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, our Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with our Adviser’s allocation procedures.  Any Sponsor, including our Adviser, has a fiduciary responsibility for the safekeeping of our assets, whether or not they are in such Sponsor’s possession or control.  No Sponsor may employ or permit another person to employ our assets except for our exclusive benefit.  We may not contract away any common law fiduciary obligations that are owed to us.

As consideration for our acquisition of the Legacy Portfolio, an aggregate of 692,217 Shares were issued to the Legacy Funds. For information on the ownership of our Shares, see “Control Persons and Principal Stockholders.”

1940 Act and Charter Limitations

We may not purchase property or securities from the Manager, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter.  In no event will the cost of an asset exceed its current appraised value.  The Manager, MCM Advisers, a director or any Affiliate may not acquire assets from us, except as permitted by the 1940 Act and our Charter.  No loans may be made by us to the Manager, MCM Advisers, a director or any Affiliate, except as permitted by the 1940 Act and our Charter, or to a wholly- owned subsidiary.  Similarly, we may not borrow money from the Manger, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter.  Furthermore, we may not invest in joint ventures with the Manager, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter.  There will be no other transactions between us and the Manager, MCM Advisers, a director, or any Affiliate, except as permitted by the 1940 Act and our Charter.  Further, the Sponsor may only be reimbursed for expenses as provided in the 1940 Act and our Charter.

Other Limitations

We will not:

1.	Invest more than 10% of our total assets in unimproved real property or mortgage loans on unimproved real property.

2.	Invest in commodities or commodity future contracts.

3.
Invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property, except for those loans insured or guaranteed by a government or government agency.  In cases in which a majority of Independent Directors so determine, such an appraisal must be obtained from an independent expert concerning the underlying property, must be maintained in our records for at least five years, and will be available for inspection and duplication by a stockholder.  In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title will be obtained.  Further, MCM Advisers and the Board of Directors will observe the following policies in connection with investing in or making mortgage loans:

a.	We may not invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

b.
We may not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including our loans, would exceed 85% of the appraised value of the property as determined by appraisal, unless substantial justification exists because of the presence of other underwriting criteria.  For purposes of this limitation, the “aggregate amount of all mortgage loans outstanding on the property, including our loans” includes all interests (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred under the terms of such loans, to the extent that deferred interest on each loan exceeds 5% per annum of the principal balance of the loan.

c.	We will not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of MCM Advisers, the directors, the Manager or any of our Affiliates.

4.	Issue redeemable equity securities.

5.	Issue debt securities, except as permitted by the 1940 Act.

6.	Issue options or warrants to purchase our Shares, except as permitted by the 1940 Act.

7.	Issue our Shares on a deferred payment basis or other similar arrangement.

8.	Allow any Sponsor to acquire any of our assets unless first approved by the stockholders in accordance with our Charter.

9.	Lease our assets to any Sponsor.

10.	Make any loan to any Sponsor.

11.	Give any Sponsor an exclusive right to sell or exclusive employment to sell assets on our behalf.

12.	Pay a commission or fee to a Sponsor in connection with the reinvestment of cash available for distribution or of proceeds of the resale, exchange or refinancing of assets.

13.	Give any Sponsor any rebates or give-ups or enter into a reciprocal business arrangement in violation of our charter.

14.	Commingle our funds with the funds of any other person.

15.	Invest in general partnerships or joint ventures with non-Affiliates that own and operate our assets unless such investment is in accordance with the 1940 Act.

16.
Invest in general partnerships or joint ventures with other publically-registered Affiliates unless such investment is in accordance with the 1940 Act and meets certain specifications as described in our Charter.

17.
Invest in general partnerships or joint ventures with Affiliates other than publically-registered Affiliates unless such investment is in accordance with the 1940 Act and meets certain specifications as described in our Charter.

18.
Conduct operations through separate single-purpose entities managed by a Sponsor unless in accordance with the 1940 Act and if the terms of such arrangements do not circumvent any provisions in our Charter.

19.	Invest in general partnerships or joint ventures with Affiliates unless in accordance with items 15, 16, 17, or 18 above.

20.
Invest in general partnership interests of limited partnerships unless we, along or together with any publically- registered Affiliate, meet the requirements of the 1940 Act and certain provisions in our Charter.

21.
Participate in any financing made available to us by a Sponsor if such Sponsor is permitted to receive an interest in excess of the lesser of such Sponsor’s cost of funds or amounts which would be charged by unrelated lending institutions on comparable loans for the same purpose.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of  May 30, 2013, we had 728,217 Shares outstanding and nine stockholders of record: the Legacy Funds, each of which purchased 4,000 Shares at $10 per Share and received a portion of the 692,217 Shares issued in connection with the Legacy Portfolio Acquisition, in addition to one affiliated fund that also purchased 4,000 Shares. The following table contains ownership information, as of May 30, 2013 and after completion of this offering, for our common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5% or more of our common stock, and all of our officers and directors, as a group.

		Immediately Prior to This Offering		Immediately After This Offering (1)
Name	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage
MP Income Fund 16, LLC	Direct	98,317	13.5%	98,317	1.7%
MP Income Fund 18, LLC	Direct	79,790	11.0%	79,790	1.4%
MP Income Fund 19, LLC	Direct	58,710	8.1%	58,710	1.0%
MP Value Fund 5, LLC	Direct	103,970	14.3%	103,970	1.8%
MP Value Fund 7, LLC	Direct	139,220	19.1%	139,220	2.4%
MPF Flagship Fund 9, LLC	Direct	143,730	19.7%	143,730	2.5%
MacKenzie Patterson Special Fund 6, LLC	Direct	67,230	9.2%	67,230	1.2%
All officers and directors as a group (6 persons)	--	0	0%	0	0%

(1)	Assumes the issuance of 5,000,000 Shares offered hereby, with no purchase by any then-existing stockholder.

The following table contains the dollar range of our equity securities beneficially owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in MacKenzie Realty	Percentage Interest Ownership
Interested Director
C.E. “Pat” Patterson	$0	0%
Independent Directors
Tim Dozois	$0	0%
Tom Frame	$0	0%

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A BDC is regulated by the 1940 Act and must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make longer term investments in businesses. BDCs can provide stockholders the ability to retain any liquidity of their stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be Independent Directors. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company. Furthermore, as a BDC, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We will also be prohibited under the 1940 Act from knowingly participating in certain transactions with our Affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC.  Under both the 1940 Act and the Advisers Act, our funds may not be comingled with the assets of other funds, including any funds managed by MCM Advisers’ affiliates.

We will generally not be able to issue and sell our common stock at a price below net asset value per Share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new Shares at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we will generally be limited in our ability to invest in any portfolio company in which our Adviser or any of its Affiliates currently has an investment or to make any co-investments with our Adviser or its Affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the 1940 Act.  As a BDC, we will also be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in 1940 Act §55(a), which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s gross assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an “eligible portfolio company,” or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” (or “EPC”) is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of at least $2.0 million.

(2)	Securities of any EPC which we control.
(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an EPC purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a REIT for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

Though we have no plans to at this time, we will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and our Adviser have each adopted a code of ethics under 1940 Act Rule 17j-1 and Advisers Act Rule 204A-1, respectively, that establish procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally permits investments by our employees in securities that may be purchased or held by us only with pre-approved by our CCO. You may read and copy these codes of ethics at our offices. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Jeri Bluth currently serves as our CCO.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on 1934 Act-registered companies and their insiders. Many of these requirements affect us. For example:

•	under 1934 Act Rule 13a-14, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	under Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
under 1934 Act Rule 13a-15, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•
under Item 308 of Regulation S-K and 1934 Act Rule 13a-15, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with them.

Proxy Voting Policies and Procedures

We have delegated to our Adviser the responsibility to vote any proxies issued by our portfolio companies. The Proxy Voting Policies and Procedures of our Adviser are summarized below. The guidelines will be reviewed periodically by our Adviser and our Independent Directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, MCM Advisers recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.  Our Board and MCM Advisers are fiduciaries of us and of our stockholders.  The directors also have a fiduciary duty to our stockholders to supervise our relationship with MCM Advisers.  These policies and procedures for voting proxies for MCM Advisers’ investment advisory clients are intended to comply with Advisers Act §206 and Advisers Act Rule 206(4)-6.  Any Sponsor, including our Adviser, has a fiduciary responsibility for the safekeeping of our assets, whether or not they are in such Sponsor’s possession or control.  No Sponsor may employ or permit another person to employ our assets except for our exclusive benefit.  We may not contract away any common law fiduciary obligations that are owed to us.

Proxy Policies

MCM Advisers will vote proxies relating to client portfolio securities in what MCM Advisers perceives to be the best interest of its clients’ stockholders. MCM Advisers will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although MCM Advisers will generally vote against proposals that may have a negative impact on a clients’ portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

MCM Advisers’ proxy voting decisions will be made by the senior officers who are responsible for monitoring each client's investments. To ensure that its vote is not the product of a conflict of interest, MCM Advisers requires that (i) anyone involved in the decision making process disclose to MCM Advisers’ manager any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how MCM Advisers intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how MCM Advisers voted proxies by making a written request for proxy voting information to: MCM Advisers, LP, 1640 School Street, Moraga, California 94556.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).   We restrict access to non-public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

State Registration Matters

In addition to registering this offering under the Securities Act, we are also registering this offering under the securities laws of several states, or offering under available registration exemptions.  We will not offer our common stock in any of the following states until our registration statement has become effective in those jurisdictions.  We anticipate such effectiveness to coincide with the effectiveness of this registration statement under the Securities Act.  We undertake to forward to each state listed below all amendments to this registration statement that are filed with the SEC.  We further undertake, as a condition of registration in New Jersey, to allow New Jersey to make such investigations within or outside New Jersey it deems necessary to determine any violations of New Jersey law, and to require or permit us to file a statement as to tell the facts and circumstance concerning any matter to be investigated.  The following table lists the states in which we are registering the sale of our common stock, and the value of common stock we are registering in each state.  We may increase these amounts as permitted under the rules of each state.

State	Amount Registered	State	Amount Registered
Arizona	$ 1,000,000.00	Nebraska	$ 500,000.00
Arkansas	250,000.00	Nevada	250,000.00
California	10,000,000.00	New Hampshire	100,000.00
Colorado	2,000,000.00	New Jersey	100,000.00
Connecticut	500,000.00	New Mexico	100,000.00
Delaware	100,000.00	New York	250,000.00
Florida	1,000,000.00	North Carolina	250,000.00
Georgia	250,000.00	Ohio	1,000,000.00
Idaho	250,000.00	Oklahoma	250,000.00
Illinois	250,000.00	Oregon	100,000.00
Indiana	100,000.00	South Carolina	250,000.00
Iowa	250,000.00	Tennessee	100,000.00
Kansas	100,000.00	Texas	5,000,000.00
Maine	100,000.00	Utah	100,000.00
Maryland	100,000.00	Vermont	100,000.00
Massachusetts	100,000.00	Virginia	100,000.00
Michigan	1,000,000.00	Washington	500,000.00
Minnesota	1,000,000.00	Wisconsin	100,000.00
Missouri	500,000.00

Suitability of Stockholders

We have established minimum income and net worth standards for persons who purchase our Shares because there is not likely to be a substantial or active secondary market for trading our Shares.   We believe these standards are reasonable for us and the risks associated with the purchase of our Shares.  We or our broker-dealers assume responsibility for state securities law compliance to determine if a state’s suitability requirements have been met.  Generally, purchasers must have (i) a minimum annual gross income of $70,000 and a minimum net worth of $70,000; or (ii) a minimum net worth of $250,000.  Additionally, investors residing in the following states must meet the following additional suitability requirements:

Iowa Investors: Investors in Iowa must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (ii) a minimum net worth of $350,000.  Additionally, Share purchases by Iowa investors may not exceed 10% of their liquid net worth (cash, cash equivalents and readily marketable securities).

Kansas Investors: The Kansas Securities Commissioner advises the following:

It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in the securities of MRC and other non-traded BDCs to not more than 10% of their liquid net worth.  For these purposes, liquid net worth is defined as that portion of total net worth (total assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities, as determined in conformity with Generally Acceptable Accounting Principles.

Maine Investors: The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar offerings not exceed 10% of the investor’s liquid net worth.  For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Michigan Investors: The total amount invested in MRC by Michigan investors may not exceed 10% of the investor’s liquid net worth (cash, cash equivalents and readily marketable securities).

Nebraska Investors:  Investors in Nebraska must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $350,000; or (ii) a minimum net worth of $500,000.  Additionally, Share purchases by Nebraska investors may not exceed 10% of their net worth, and Nebraska purchasers must affirmatively elect to participate in our DRIP.

New Jersey Investors: Investors who reside in the state of New Jersey must have either (i) a liquid net worth of $250,000 and annual gross income of $70,000 or (ii) a minimum liquid net worth of $500,000. Additionally, a New Jersey investor’s total investment in this offering and similar investments shall not exceed 10% of his or her liquid net worth. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents, and readily marketable securities.

New Mexico, Oklahoma & Oregon Investors: Total purchases of MRC in this offering by investors in New Mexico, Oklahoma and Oregon may not exceed 10% of their net worth.  Furthermore, Oregon purchasers may not participate in our DRIP.

Ohio Investors:  The Ohio Division of Securities advises the following:

It shall be unsuitable for an Ohio investor’s aggregate investment in the shares of MRC, its affiliates and other non-traded BDCs and non-traded REITs to exceed 10% of his/her liquid net worth.  For these purposes, “liquid net worth” is defined as that portion of total net worth (total assets exclusive of primary residence, home furnishings, and automobiles minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Tennessee Investors: Investors in Tennessee must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (ii) a minimum net worth of $500,000.  Additionally, Share purchases by Tennessee investors may not exceed 10% of their liquid net worth.

Texas Investors: Investors in Texas must have either (i) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (ii) a minimum net worth of $250,000.  Additionally, Share purchases by Texas investors may not exceed 10% of their net worth.

Unless specified otherwise by a particular state above, net worth will be determined exclusive of home, home furnishings, and automobiles.  In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account, or by the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.  Each person selling Shares on our behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each investor.  In making this determination, each person selling Shares on our behalf will ascertain that the prospective investor:

i.	meets the minimum income and net worth standard established;

ii.	can reasonably benefit from MRC based on the prospective stockholder’s overall investment objectives and portfolio structure.

iii.	is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation;

iv.
has apparent understanding of (a) the fundamental risks of the investment; (b) the risk that the stockholder may lose the entire investment; (c) the lack of liquidity of our Shares; (d) the restrictions on transferability of our Shares; and (e) the tax consequences of the investment.

Each person selling Shares on our behalf will make this determination on the basis of information it obtains from each prospective investor.  Relevant information for this purpose will include the age, investment objective, investment experience, income, net worth, financial situation, and other investments of the prospective stockholders, as well as any other pertinent factors.  The Manager will maintain records for at least six years of the information used to determine that an investment in our Shares is suitable and appropriate for a stockholder.

DETERMINATION OF NET ASSET VALUE

We will determine the NAV of our investment portfolio each quarter (and as of each month end closing when our offering continues) by subtracting our total liabilities from the fair value of our gross assets.  We will conduct the valuation of our assets and determine our NAV consistent with GAAP and the 1940 Act, and report our NAV in our periodic reports filed with the SEC under the 1934 Act. Our valuation procedures are summarized below:

Securities for which market quotations are readily available on an exchange will be valued at such price as of the closing price on the day closest to the valuation date. Where a security is traded but in limited volume, we may instead utilize the weighted average closing price of the security over the prior 10 trading days. We may also use published secondary market trading information for securities that do not trade on a national exchange in order to value assets. When doing so, we determine whether the trading price obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the trading price obtained.

Securities for which reliable market data are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Investment Adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; and (iii) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser and, where appropriate and necessary, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market data are not readily available or for which a pricing source is not sufficient may include the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the Investment Adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

After our initial closing, we will sell our Shares on a continuous basis at a current offering price of $10 per Share; however, to the extent that our NAV increases, we will sell at a price necessary to ensure that Shares are not sold at a price per Share, after deduction of selling commissions and Dealer Manager Fees, that is below NAV per Share unless we have stockholder approval to sell below NAV.  In connection with each closing date of shares of our common stock offered under this prospectus (usually month end dates), the Board of Directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling Shares at a price which, after deducting selling commissions and Dealer Manager Fees, is below our then current NAV per Share, unless we have stockholder approval to sell below NAV. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (i) the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of Shares, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling Shares at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue Shares at a price below the then current NAV of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of Shares under this prospectus if the NAV of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the NAV of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the NAV of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below, or unless an investor who resides in Nebraska does not affirmatively opt in to participate in the DRIP. Furthermore, investors residing in Oregon are not permitted by that state’s securities regulator to participate in the DRIP. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders in all other states who have not opted out of our DRIP will have their cash distributions automatically reinvested in additional Shares, rather than receiving the cash distributions.  However, all material information regarding distributions to the stockholder and the effect of reinvesting such distributions, including the tax consequences thereof, must be provided to our stockholders not less often than annually.  No sales commission or fees may be deducted directly or indirectly from amounts reinvested by us.   Either we or our broker-dealer will be responsible for compliance with state laws regarding whether such state’s suitability requirements have been met for stockholders participating in the DRIP.

No action will be required on the part of a registered stockholder (except those residing in Nebraska) to have his cash distribution reinvested in Shares. A registered stockholder may elect to receive an entire distribution in cash by notifying us or our plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for Shares acquired through the DRIP for each stockholder who has not elected to receive distributions in cash and hold such Shares in non-certificated form. Upon request by a stockholder participating in the DRIP, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting Shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole Shares and a check for any fractional Share.

Those stockholders whose Shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.  We intend to use newly issued Shares to implement the plan.  The number of Shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by a price equal to 95% of the price that our Shares are sold in the offering at the closing immediately following the distribution date.

There will be no brokerage charges or other charges to stockholders who participate in the DRIP. The plan administrator’s fees under the DRIP will be paid by us. Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We reserve the right to amend, suspend or terminate the DRIP.  The DRIP may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the DRIP should be directed to the plan administrator by mail at ACS Securities at 3988 N. Central Expressway, Dallas, Texas 75204.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of material federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets.

A “U.S. person” generally is a beneficial owner of our securities that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A “Non-U.S. holder” is a beneficial owner of our securities that is not a U.S. person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A prospective security holder that is a partnership holding our securities or a partner of such a partnership should consult his, her or its own tax adviser with respect to the purchase, ownership and disposition of our securities.

Tax matters are very complicated and the tax consequences to a U.S. person or a Non-U.S. person of an investment in our securities will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Husch Blackwell LLP has provided an opinion to the effect that this discussion, to the extent that it contains descriptions of applicable Federal income tax law, is correct in all material respects and fairly summarizes the Federal income tax laws referred to herein.  This opinion is filed as an exhibit to the registration statement of which this prospectus is a part.  This opinion, however, does not purport to address the actual tax consequences of the purchase, ownership and disposition of our securities to any particular holder.  The opinion, and the information in this section, is based on the Code, current, temporary and proposed Treasury Regulations, the legislative history of the Code, current administrative interpretations and practices of the IRS, and court decisions.  The reference to IRS interpretations and practices includes IRS practices and policies as endorsed in private letter rulings, which are not binding on the IRS except with respect to the taxpayer that receives the ruling.  In each case, these sources are relied upon as they exist on the date of this prospectus.  No assurance can be given that future legislation, regulations, administrative interpretations and court decisions will not significantly change current law, or adversely affect existing interpretations of existing law, on which the opinion and the information in this section are based.  Any change of this kind could apply retroactively to transactions preceding the date of the change.  Moreover, opinions of counsel merely represent counsel’s best judgment with respect to the probable outcome on the merits and are not binding on the Internal Revenue Service or the courts.  Accordingly, even if there is no change in applicable law, no assurance can be provided that such opinion, or the statements made in the following discussion, will not be challenged by the IRS or will be sustained by a court if so challenged.

Anticipated Election to Be Treated as a REIT

We currently expect to elect to be treated as a REIT for federal income tax purposes. The remainder of this section discusses U.S. Federal income tax consequences to MRC and to its stockholders assuming MRC elects to be a REIT.

If we qualify for taxation as a REIT, we generally will not be subject to Federal corporate income taxes on net income that we currently distribute to stockholders.  This treatment substantially eliminates the “double taxation” (at the corporate and security holder levels) that generally results from investment in a corporation.

Notwithstanding a REIT election, however, we will be subject to Federal income tax in the following circumstances.  First, we will be taxed at regular corporate rates on any undistributed taxable income, including undistributed net capital gains, provided, however, that properly designated undistributed capital gains will effectively avoid taxation at the shareholder level.  Second, under certain circumstances, we may be subject to the “alternative minimum tax” on any items of tax preference and alternative minimum tax adjustments.   Third, if we have (i) net income from the sale or other disposition of “foreclosure property” (which is, in general, property acquired by foreclosure or otherwise on default of a loan secured by the property) that is held primarily for sale to customers in the ordinary course of business or (ii) other nonqualifying income from foreclosure property, we will be subject to tax at the highest corporate rate on such income.  Fourth, if we have net income from prohibited transactions (which are, in general, certain sales or other dispositions of property (other than foreclosure property) held primarily for sale to customers in the ordinary course of business), such income will be subject to a 100% tax on prohibited transactions.  Fifth, if we should fail to satisfy the 75% gross income test or the 95% gross income test (as discussed below), and have nonetheless maintained our qualification as a REIT because certain other requirements have been met, we will be subject to a tax in an amount equal to the greater of either (i) the amount by which 75% of our gross income exceeds the amount qualifying under the 75% test for the taxable year or (ii) the amount by which 95% of our gross income exceeds the amount of our income qualifying under the 95% test for the taxable year, multiplied in either case by a fraction intended to reflect our profitability.  Sixth, if we should fail to satisfy any of the asset tests (as discussed below) for a particular quarter and do not qualify for certain de minimis exceptions but have nonetheless maintained our qualification as a REIT because certain other requirements are met, we will be subject to a tax equal to the greater of (i) $50,000 or (ii) the amount determined by multiplying the highest corporate tax rate by the net income generated by certain disqualified assets for a specified period of time.  Seventh, if we fail to satisfy REIT requirements other than the income or asset tests but nonetheless maintain our qualification because certain other requirements are met, we must pay a penalty of $50,000 for each such failure.  Eighth, if we should fail to distribute during each calendar year at least the sum of (i) 85% of our REIT ordinary income for such year; (ii) 95% of our REIT capital gain net income for such year (for this purpose such term includes capital gains which we elect to retain but which we report as distributed to our stockholders.  See “Annual Distribution Requirements” below); and (iii) any undistributed taxable income from prior years, we would be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. Ninth, we would be subject to a 100% penalty tax on amounts received (or on certain expenses deducted by a taxable REIT subsidiary) if arrangements among us, our tenants and a taxable REIT subsidiary were not comparable to similar arrangements among unrelated parties.

Requirements for Qualification

The Code defines a REIT as a corporation, trust or association (i) which is managed by one or more trustees or directors; (ii) the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest; (iii) which would be taxable as a domestic corporation but for Code §§856 - 859; (iv) which is neither a financial institution nor an insurance company subject to certain provisions of the Code; (v) the beneficial ownership of which is held by 100 or more persons; (vi) of which not more than 50% in value of the outstanding capital stock is owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of each taxable year after applying certain attribution rules; (vii) that makes an election to be treated as a REIT for the current taxable year or has made an election for a previous taxable year which has not been terminated or revoked and (viii) which meets certain other tests, described below, regarding the nature of its income and assets.  The Code provides that conditions (i) through (iv), inclusive, must be met during the entire taxable year and that condition (v) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months.  Condition (vi) must be met during the last half of each taxable year.  For purposes of determining stock ownership under condition (vi), a supplemental unemployment compensation benefits plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes generally is considered an individual.  However, a trust that is a qualified trust under Code Section 401(a) generally is not considered an individual, and beneficiaries of a qualified trust are treated as holding shares of a REIT in proportion to their actuarial interests in the trust for purposes of condition (vi).  We should satisfy conditions (v) and (vi) based upon existing ownership.  If we fail to satisfy these stock ownership requirements, we will fail to qualify as a REIT.

Qualified REIT Subsidiaries

If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” the separate existence of that subsidiary generally will be disregarded for Federal income tax purposes.  Generally, a qualified REIT subsidiary is a corporation, other than a taxable REIT subsidiary, all of the capital stock of which is owned by the REIT.  All assets, liabilities and items of income, deduction and credit of the qualified REIT subsidiary will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself.  A qualified REIT subsidiary of ours will not be subject to Federal corporate income taxation, although it may be subject to state and local taxation in some states.

Taxable REIT Subsidiaries

A “taxable REIT subsidiary” is an entity taxable as a corporation in which we own stock and that elects with us to be treated as a taxable REIT subsidiary under Code §856(l).  In addition, if one of our taxable REIT subsidiaries owns, directly or indirectly, securities representing more than 35% of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a taxable REIT subsidiary of ours.  A taxable REIT subsidiary is subject to Federal income tax, and state and local income tax where applicable, as a regular “C” corporation.

Generally, a taxable REIT subsidiary can perform impermissible tenant services without causing us to receive impermissible tenant services income under the REIT income tests.  Subject to the tests described below, a taxable REIT subsidiary may own assets that are not considered real estate assets.  Therefore, we may utilize taxable REIT subsidiaries to hold certain non-REIT qualifying investments.  However, several provisions regarding the arrangements between a REIT and its taxable REIT subsidiaries ensure that a taxable REIT subsidiary will be subject to an appropriate level of Federal income taxation.  For example, a taxable REIT subsidiary is limited in its ability to deduct interest payments made to us.  In addition, we will be obligated to pay a 100% penalty tax on some payments that we receive or on certain expenses deducted by the taxable REIT subsidiary if the economic arrangements among us, our tenants and the taxable REIT subsidiary are not comparable to similar arrangements among unrelated parties.

Income Tests

In order for us to maintain qualification as a REIT, certain separate percentage tests relating to the source of our gross income must be satisfied annually.  First, at least 75% of our gross income (excluding gross income from prohibited transactions) for each taxable year generally must be derived directly or indirectly from investments relating to real property or mortgages on real property (including “rents from real property,” gain, and, in certain circumstances, interest), from certain types of temporary investments and dividends on and gains from the sale of transferable shares in another REIT.  Second, at least 95% of our gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from such real property investments described above, dividends, interest and gain from the sale or disposition of stock or securities or from any combination of the foregoing.  For purposes of applying the income tests and the asset tests described below, a REIT is to look through the partnership to the REIT’s proportionate share of the partnership income and assets.

Rents received by us will qualify as “rents from real property” in satisfying the above gross income tests only if several conditions are met.  First, the amount of rent generally must not be based in whole or in part on the income or profits of any person.  However, amounts received or accrued generally will not be excluded from “rents from real property” solely by reason of being based on a fixed percentage or percentages of receipts or sales.

Second, rents received from a tenant will not qualify as “rents from real property” if we, or a direct or indirect owner of 10% or more of our stock, actually or constructively owns 10% or more of such tenant (a “Related Party Tenant”).  We may, however, lease our properties to a taxable REIT subsidiary and rents received from that subsidiary generally will not be disqualified from being “rents from real property” by reason of our ownership interest in the subsidiary if at least 90% of the property in question is leased to unrelated tenants and the rent paid by the taxable REIT subsidiary is substantially comparable to the rent paid by the unrelated tenants for comparable space, as determined pursuant to the rules in Code §856(d)(8).

Third, if rent attributable to personal property that is leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as “rents from real property.” This 15% test is based on relative fair market value of the real and personal property.

Generally, for rents to qualify as “rents from real property” for the purposes of the gross income tests, we are only allowed to provide services that are both “usually or customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant.”  Income received from any other service will be treated as “impermissible tenant service income” unless the service is provided through an independent contractor that bears the expenses of providing the services and from whom we derive no revenue or through a taxable REIT subsidiary, subject to specified limitations.  The amount of impermissible tenant service income we receive is deemed to be the greater of the amount actually received by us or 150% of our direct cost of providing the service.  If the impermissible tenant service income exceeds 1% of our total income from a property, then all of the income from that property will fail to qualify as rents from real property.  If the total amount of impermissible tenant service income from a property does not exceed 1% of our total income from that property, the income will not cause the rent paid by tenants of that property to fail to qualify as rents from real property, but the impermissible tenant service income itself will not qualify as rents from real property.

If we fail to satisfy one or both of the 75% or 95% gross income tests for any taxable year, we may nevertheless qualify as a REIT for such year if we are entitled to relief under certain provisions of the Code.  The relief provisions generally will be available if our failure to meet such tests was due to reasonable cause and not due to willful neglect, and, following the REIT’s identification of the failure to meet either of the gross income tests, a description of each item of the REIT’s gross income shall be included in a schedule for the relevant taxable year that is filed in accordance with the applicable regulations.  It is not possible, however, to state whether in all circumstances we would be entitled to the benefit of these relief provisions.  As discussed above, even if these relief provisions were to apply, a tax would be imposed with respect to the excess net income.

Asset Tests

At the close of each quarter of our taxable year, we must satisfy six tests relating to the nature of our assets.

1.
At least 75% of the value of our total assets must be represented by “real estate assets,” cash, cash items and government securities.  Our real estate assets include, for this purpose, transferable shares in other REITs, as well as our allocable share of real estate assets held by the partnerships in which we own an interest, and the non-corporate subsidiaries of these partnerships, as well as stock or debt instruments held for less than one year purchased with the proceeds of an offering of shares or long term debt.

2.	Not more than 25% of the value of our total assets may be represented by securities, other than those in the 75% asset class.

3.
Except for certain investments in REITs, qualified REIT subsidiaries, and taxable REIT subsidiaries, the value of any one issuer’s securities owned by us may not exceed 5% of the value of our total assets.

4.	Except for certain investments in REITs, qualified REIT subsidiaries and taxable REIT subsidiaries, we may not own more than 10% of the total voting power of any one issuer’s outstanding securities.

5.
Except for certain investments in REITs, qualified REIT subsidiaries and taxable REIT subsidiaries, we may not own more than 10% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the debt safe harbors discussed below.

6.	Not more than 25% of our total assets may be represented by the securities of one or more taxable REIT subsidiaries.

For purposes of these asset tests, any shares of qualified REIT subsidiaries are not taken into account, and any assets owned by the qualified REIT subsidiary are treated as owned directly by the REIT.

Securities, for purposes of the assets tests, may include debt we hold.  However, the following types of arrangements generally will not be considered securities held by us for purposes of the 10% value test: (1) Straight debt securities of an issuer which meet the requirements of Code §856(m)(2), discussed below; (2) Any loan to an individual or an estate; (3) Any Code §467 rental agreement, other than with certain related persons; (4) Any obligation to pay rents from real property as defined in Code §856(d)(1); (5) Any security issued by a state or any political subdivision thereof, the District of Columbia, a foreign government or any political subdivision thereof, or the Commonwealth of Puerto Rico, but only if the determination of any payment received or accrued under such security does not depend in whole or in part on the profits of any entity not described in the category or payments on any obligation issued by such an entity; (6) Any security issued by a REIT; or (7) Any other arrangement as determined by the Internal Revenue Service.  Under Code §856(m)(2), debt generally will constitute “straight debt” if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money (1) which is not convertible, directly or indirectly, into stock and (2) the interest rate (and the interest payment dates) of which is not contingent on the profits, the borrower’s discretion or similar factors.  However, a security may satisfy the definition of “straight debt” even though the time of payment of interest or principal thereunder is subject to a contingency, if: (i) such contingency does not have the effect of changing the effective yield to maturity more than the greater of 0.25% or 5% of the annual yield to maturity, or (ii) neither the aggregate issue price nor the aggregate face amount of the issuer’s debt instruments held by the REIT exceeds $1 million and not more than 12 months of unaccrued interest can be required to be prepaid thereunder.  Second, a security can satisfy the definition of “straight debt” even though the time or amount of any payment thereunder is subject to a contingency upon a default or the exercise of a prepayment right by the issuer of the debt, provided that such contingency is consistent with customary commercial practice.

Certain “look-through” rules apply in determining a REIT partner’s share of partnership securities for purposes of the 10% value test.  Under such rules, a REIT’s interest as a partner in a partnership is not considered a security, and the REIT is deemed to own its proportionate share of each of the assets of the partnership.  The REIT’s interest in the partnership assets is the REIT’s proportionate interest in any securities issued by the partnership, other than securities qualifying for the above safe harbors.  Therefore, a REIT that is a partner in a partnership must look through both its equity interest and interest in non-safe harbor debt securities issued by the partnership. Any non-safe harbor debt instrument issued by a partnership will not be considered a security to the extent of the REIT’s interest as a partner in the partnership.  Also, any non-safe harbor debt instrument issued by a partnership will not be considered a security if at least 75% of the partnership’s gross income (excluding gross income from prohibited transactions) is derived from the sources described in Code §856(c)(3), which contains the general REIT income test.

Certain corporate or partnership securities that otherwise that otherwise would qualify under the straight debt safe harbor will not so qualify if the REIT holding such securities, and any of its controlled taxable REIT subsidiaries, holds other securities of the issuer which are not securities qualifying for any safe harbors if such non-qualifying securities have an aggregate value greater than one percent of the issuer’s outstanding securities.

After initially meeting the asset tests after the close of any quarter, we will not lose our status as a REIT if we fail to satisfy the asset tests at the end of a later quarter solely by reason of changes in the relative values of our assets.  If the failure to satisfy the tests results from an increase in the value of our assets after the acquisition of securities or other property during a quarter, the failure can be cured by a disposition of sufficient non-qualifying assets within 30 days after the close of that quarter.  We would intend to maintain adequate records of the value of our assets to ensure compliance with the asset tests and to take any available actions within

30 days after the close of any quarter as may be required to cure any noncompliance with the asset tests.  We cannot ensure that these steps always will be successful.  If we were to fail to cure the noncompliance with the asset tests within this 30 day period, we could fail to qualify as a REIT.

A REIT will not lose its REIT status for failing to satisfy the requirements of the 5% and 10% tests if such failure is due to the ownership of assets the total value of which does not exceed the lesser of (i) 1% of the total value of the REIT’s assets at the end of the quarter for which such measurement is done or (ii) $10 million.  However, the REIT must either: (i) dispose of the assets within six months after the last day of the quarter in which the REIT identifies the failure (or such other time period prescribed by the IRS), or (ii) otherwise meet the requirements of those rules by the end of such time period.

In addition, if a REIT fails to meet any of the asset test requirements for a particular quarter, and the failure exceeds the above-described de minimis standard, then the REIT still will be considered to have satisfied these tests if the REIT satisfies several requirements.  First, the REIT’s failure to satisfy the particular asset test must be due to reasonable cause and not due to willful neglect.  Second, the REIT must file a schedule of the assets resulting in such failure with the IRS in accordance with the regulations and must dispose of the assets within six months after the last day of the quarter in which the REIT identified the failure (or such other time period prescribed by the Internal Revenue Service) or otherwise meet the requirements of those rules by the end of such time period.  Finally, the REIT must pay a tax equal to the greater of $50,000 or the amount determined by multiplying the highest corporate tax rate by the net income generated by the assets described in the schedule for the period beginning on the first date that the failure occurs and ending on the date when the REIT disposes of such assets or the end of the first quarter when the REIT no longer fails to satisfy the particular asset test.

Also, if a REIT fails to satisfy requirements other than the income or asset tests, the REIT will not lose its qualification as a REIT provided such violations are due to reasonable cause and not due to willful neglect and the REIT pays a penalty of $50,000 for each such failure.

Annual Distribution Requirements

We, in order to qualify as a REIT, are required to distribute dividends (other than capital gain dividends) to our stockholders in an amount at least equal to (i) the sum of (a) 90% of our “REIT taxable income” (computed without regard to the dividends paid deduction and our net capital gain) and (b) 90% of the net income (after tax), if any, from foreclosure property, minus (ii) the sum of certain items of noncash income.  Such distributions generally must be paid in the taxable year to which they relate.  Dividends may be paid in the following year in two circumstances.  First, dividends may be declared in the following year if the dividends are declared before we timely file our tax return for the year and paid within 12 months of the end of the tax year but before the first regular dividend payment made after such declaration. Second, if we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, we will be treated as having paid the dividend on December 31 of the year in which the dividend was declared.  To the extent that we do not distribute all of our net capital gain or distribute at least 90%, but less than 100%, of our “REIT taxable income,” as adjusted, we will be subject to tax on the nondistributed amount at regular capital gains and ordinary corporate tax rates.  Furthermore, if we should fail to distribute during each calendar year at least the sum of (i) 85% of our REIT ordinary income for such year; (ii) 95% of our REIT capital gain income for such year; and (iii) any undistributed taxable income from prior periods, we will be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed.

We may elect to retain and pay tax on net long-term capital gains and require our stockholders to include their proportionate share of such undistributed net capital gains in their income.  If we make such election, stockholders would receive a tax credit attributable to their share of the capital gains tax paid by us, and would receive an increase in the basis of their shares in us in an amount equal to the security holder’s share of the undistributed net long-term capital gain reduced by the amount of the credit.  Further, any undistributed net long-term capital gains that are included in the income of our stockholders pursuant to this rule will be treated as distributed for purposes of the 4% excise tax.

We intend to make timely distributions sufficient to satisfy the annual distribution requirements.  It is possible, however, that we, from time to time, may not have sufficient cash or liquid assets to meet the distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses and the inclusion of such income and deduction of such expenses in arriving at our taxable income, or if the amount of nondeductible expenses such as principal amortization or capital expenditures exceeds the amount of noncash deductions.  In the event that such timing differences occur, in order to meet the distribution requirements, we may arrange for short-term, or possibly long-term, borrowing to permit the payment of required dividends.  If the amount of nondeductible expenses exceeds noncash deductions, we may refinance our indebtedness to reduce principal payments and may borrow funds for capital expenditures.

Under certain circumstances, we may be able to rectify a failure to meet the distribution requirement for a year by paying “deficiency dividends” to stockholders in a later year that may be included in our deduction for dividends paid for the earlier year.  Thus, we may avoid being taxed on amounts distributed as deficiency dividends; however, we will be required to pay interest to the IRS based upon the amount of any deduction taken for deficiency dividends.

Failure to Qualify

If we fail to qualify for taxation as a REIT in any taxable year and no relief provisions apply, we will be subject to tax (including any applicable alternative minimum tax) on our taxable income at regular corporate rates.  Distributions to stockholders in any year in which we fail to qualify will not be deductible by us, nor will such distributions be required to be made.  In such event, the distributions would be subject to tax to the stockholders under the rules which apply to a C corporation.  Distributions with respect to C corporation shares (other than distributions in redemption of shares subject to Code §302(b)) will generally constitute dividend income to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes.  Unless entitled to relief under specific statutory provisions, we will also be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.  It is not possible to state whether in all circumstances we would be entitled to such statutory relief.

Taxation of Stockholders

Taxation of Taxable U.S. Stockholders.  As long as we qualify as a REIT, distributions made to our taxable U.S. stockholders out of current or accumulated earnings and profits (and not designated as capital gain dividends or retained capital gains) will be taken into account by them as ordinary income, and corporate stockholders will not be eligible for the dividends received deduction as to such amounts.  We will provide our stockholders with information necessary for the preparation of their federal tax returns within 75 days of our fiscal year end.  In the case of individual stockholders for taxable years beginning on or before December 31, 2013, such distributions, if designated by the REIT in a written notice mailed not later than 60 days after the close of its taxable year, may qualify (provided holding period and certain other requirements are met) as qualified dividend income eligible to be taxed at the reduced maximum rate of generally 15% to the extent that the REIT receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations.  A qualified foreign corporation generally excludes any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. The total amount that can be designated as qualified dividend income by the REIT generally cannot exceed the sum of (i) the REIT’s qualified dividend income for the tax year, (ii) the amount of its REIT taxable income and income taxed under the Code §337(d) regulations, minus the tax on these items, for the prior year and (iii) the amount of any earnings and profits that were distributed by the REIT for the tax year and accumulated in a tax year during which the REIT was not subject to the REIT rules.

Distributions in excess of current and accumulated earnings and profits will not be taxable to a stockholder to the extent that they do not exceed the adjusted basis of such stockholder’s common stock, but rather will reduce the adjusted basis of such shares as a return of capital.  To the extent that such distributions exceed the adjusted basis of a stockholder’s common stock, they will be included in income as long-term capital gain (or short-term capital gain if the shares have been held for one year or less), assuming the shares are a capital asset in the hands of the stockholder.  In addition, any dividend declared by us in October, November or December of any year payable to a stockholder of record on a specific date in any such month shall be treated as both paid by us and received by the stockholder on December 31 of such year, provided that the dividend is actually paid by us during January of the following calendar year.  For purposes of determining what portion of a distribution is attributable to current or accumulated earnings and profits, earnings and profits will first be allocated to distributions made to holders of the shares of preferred stock.  Stockholders may not include in their individual income tax returns any net operating losses or capital losses of ours.

In general, any gain or loss realized upon a taxable disposition of shares by a stockholder who is not a dealer in securities will be treated as a long-term capital gain or loss if the shares have been held for more than one year, otherwise as short-term capital gain or loss.  However, any loss upon a sale or exchange of common stock by a stockholder who has held such shares for six months or less (after applying certain holding period rules) generally will be treated as long-term capital loss to the extent of distributions from us required to be treated by such stockholder as long-term capital gain.

Distributions that we properly designate as capital gain dividends will be taxable to stockholders as gains (to the extent that they do not exceed our actual net capital gain for the taxable year) from the sale or disposition of a capital asset held for greater than one year.  If we designate any portion of a dividend as a capital gain dividend, a U.S. stockholder will receive an IRS Form 1099-DIV indicating the amount that will be taxable to the stockholder as capital gain.  However, stockholders that are corporations may be required to treat up to 20% of certain capital gain dividends as ordinary income.  A portion of capital gain dividends received by noncorporate taxpayers may be subject to tax at a 25% rate to the extent attributable to certain gains realized on the sale of real property.  In addition, noncorporate taxpayers are generally taxed at a maximum rate of 20% on net long-term capital gain (generally, the excess of net long-term capital gain over net short-term capital loss) attributable to gains realized on the sale of property held for greater than one year.

Distributions we make and gain arising from the sale or exchange by a stockholder of shares of our stock will not be treated as passive activity income, and, as a result, stockholders generally will not be able to apply any “passive losses” against such income or gain.  Distributions we make (to the extent they do not constitute a return of capital) generally will be treated as investment income for purposes of computing the investment interest limitation.  Gain arising from the sale or other disposition of our stock (or distributions treated as such) will not be treated as investment income under certain circumstances.

Upon any taxable sale or other disposition of our common stock, a U.S. stockholder will recognize gain or loss for Federal income tax purposes on the disposition of our stock in an amount equal to the difference between:

•      the amount of cash and the fair market value of any property received on such disposition; and

•      the U.S. stockholder’s adjusted basis in such stock for tax purposes.

Gain or loss will be capital gain or loss if the common stock has been held by the U.S. stockholder as a capital asset.  The applicable tax rate will depend on the stockholder’s holding period in the asset (generally, if an asset has been held for more than one year it will produce long-term capital gain) and the stockholder’s tax bracket.  A U.S. stockholder who is an individual or an estate or trust and who has long-term capital gain or loss will be subject to a maximum capital gain rate of 20%.  However, to the extent that the capital gain realized by a non-corporate stockholder on the sale of REIT stock corresponds to the REIT’s “unrecaptured Section 1250 gain,” such gain may be subject to tax at a rate of 25%.  Stockholders are advised to consult with their own tax advisors with respect to their capital gain tax liability.

Taxation of Tax-Exempt Stockholders.  Provided that a tax-exempt stockholder has not held our common stock as “debt financed property” within the meaning of the Code, the dividend income from us will not be unrelated business taxable income, referred to as UBTI, to a tax-exempt stockholder.  Similarly, income from the sale of common stock will not constitute UBTI unless the tax-exempt stockholder has held its stock as debt financed property within the meaning of the Internal Revenue Code or has used the common stock in a trade or business.  However, for a tax-exempt stockholder that is a social club, voluntary employee benefit association, supplemental unemployment benefit trust, or qualified group legal services plan exempt from Federal income taxation under Code §§501(c)(7), (c)(9), (c)(17) and (c)(20), respectively, or a single parent title-holding corporation exempt under Code §501(c)(2) the income of which is payable to any of the aforementioned tax-exempt organizations, income from an investment in our securities will constitute UBTI unless the organization properly sets aside or reserves such amounts for purposes specified in the Code.  These tax exempt stockholders should consult their own tax advisors concerning these “set aside” and reserve requirements.

A “qualified trust” (defined to be any trust described in Code §401(a) and exempt from tax under Code §501(a)) that holds more than 10% of the value of the shares of a REIT may be required, under certain circumstances, to treat a portion of distributions from the REIT as UBTI.  This requirement will apply for a taxable year only if (i) the REIT satisfies the requirement that not more than 50% of the value of its shares be held by five or fewer individuals (the “five or fewer requirement”) only by relying on a special “look-through” rule under which shares held by qualified trust stockholders are treated as held by the beneficiaries of such trusts in proportion to their actuarial interests therein; and (ii) the REIT is “predominantly held” by qualified trusts.  A REIT is “predominantly held” by qualified trusts if either (i) a single qualified trust holds more than 25% of the value of the REIT shares, or (ii) one or more qualified trusts, each owning more than 10% of the value of the REIT shares, hold in the aggregate more than 50% of the value of the REIT shares.  If the foregoing requirements are met, the percentage of any REIT dividend treated as UBTI to a qualified trust that owns more than 10% of the value of the REIT shares is equal to the ratio of (i) the UBTI earned by the REIT (computed as if the REIT were a qualified trust and therefore subject to tax on its UBTI) to (ii) the total gross income (less certain associated expenses) of the REIT for the year in which the dividends are paid.  A de minimis exception applies where the ratio set forth in the preceding sentence is less than 5% for any year.

The provisions requiring qualified trusts to treat a portion of REIT distributions as UBTI will not apply if the REIT is able to satisfy the five or fewer requirement without relying on the “look-through” rule.

Taxation of Non-U.S. Stockholders.  The rules governing U.S. Federal income taxation of nonresident alien individuals, foreign corporations, foreign partnerships and other foreign stockholders (collectively, “Non-U.S. stockholders”) are complex, and no attempt will be made herein to provide more than a limited summary of such rules.  The discussion does not consider any specific facts or circumstances that may apply to a particular Non-U.S. stockholder.  Prospective Non-U.S. stockholders should consult with their own tax advisors to determine the impact of U.S.  Federal, state and local income tax laws with regard to an investment in our common stock, including any reporting requirements.

Distributions that are not attributable to gain from sales or exchanges by us of U.S. real property interests and not designated by us as capital gain dividends or retained capital gains will be treated as dividends of ordinary income to the extent that they are made out of our current or accumulated earnings and profits.  Such distributions ordinarily will be subject to a withholding tax equal to 30% of the gross amount of the distribution.  If a Non-U.S. stockholder qualifies for benefits under an applicable income tax treaty, the 30% U.S. federal income tax withholding rate on dividend distributions to such stockholder may be reduced significantly.  However, if income from the investment in our stock is treated as effectively connected with the Non-U.S. stockholder’s conduct of a U.S. trade or business, the Non-U.S. stockholder generally will be subject to a tax at graduated rates in the same manner as U.S. stockholders are taxed with respect to such dividends (and may also be subject to a branch profits tax of up to 30% if the stockholder is a foreign corporation).  We expect to withhold U.S. income tax at the rate of 30% on the gross amount of any dividends paid to a Non-U.S.

stockholder  that are not designated as capital gain dividends, unless (i) a lower treaty rate applies and the Non-U.S. stockholder files an IRS Form W-8BEN evidencing eligibility for that reduced rate is filed with us or (ii) the Non-U.S. stockholder files an IRS Form W-8ECI with us claiming that the distribution is income treated as effectively connected to a U.S. trade or business.

A non-U.S. stockholder will not incur tax on a distribution in excess of our current and accumulated earnings and profits if the excess portion of the distribution does not exceed the adjusted basis of its stock. Instead, the excess portion of the distribution will reduce the adjusted basis of that stock. A non-U.S. stockholder will be subject to tax on a distribution that exceeds both our current and accumulated earnings and profits and the adjusted basis of its stock, if the non-U.S. stockholder otherwise would be subject to tax on gain from the sale or disposition of its stock, as described below. Because we generally cannot determine at the time we make a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the same rate as we would withhold on a dividend. However, a non-U.S. stockholder may obtain a refund of amounts that we withhold if we later determine that a distribution in fact exceeded our current and accumulated earnings and profits.

Additional withholding regulations may require us to withhold 10% of any distribution that exceeds our current and accumulated earnings and profits. Consequently, although we intend to withhold at a rate of 30% on the entire amount of any distribution, to the extent that we do not do so, we will withhold at a rate of 10% on any portion of a distribution not subject to withholding at a rate of 30%.

Except as discussed below with respect to 5% or less holders or regularly traded classes of stock, for any year in which we qualify as a REIT, a non-U.S. stockholder will incur tax on distributions by us that are attributable to gain from our sale or exchange of USRPIs under special provisions of the United States federal income tax laws known as the Foreign Investment in Real Property Act, or “FIRPTA.” The term USRPIs includes interests in real property and shares in corporations at least 50% of whose assets consist of interests in U.S. real property. Under those rules, a non-U.S. stockholder is taxed on distributions by us attributable to gain from sales of USRPIs as if the gain were effectively connected with a United States trade or business of the non-U.S. stockholder. A non-U.S. stockholder thus would be taxed on such a distribution at the normal capital gain rates applicable to U.S. stockholders, subject to applicable alternative minimum tax and a special alternative minimum tax in the case of a nonresident alien individual. A non-U.S. corporate stockholder not entitled to treaty relief or exemption also may be subject to the 30% branch profits tax on such a distribution. We must withhold 35% of any distribution that we could designate as a capital gain dividend. A non-U.S. stockholder may receive a credit against its tax liability for the amount we withhold. However, FIRPTA and the 35% withholding tax will not apply to any capital gain dividend with respect to any class of our stock which is regularly traded on an established securities market located in the United States if the recipient non-U.S. stockholder did not own more than 5% of such class of stock at any time during the one year period ending on the date of distribution. Instead, any capital gain dividend will be treated as an ordinary distribution subject to the rules discussed above, which generally impose a 30% withholding tax (unless reduced by a treaty). Also, the branch profits tax will not apply to such a distribution.

A non-U.S. stockholder generally will not incur tax under FIRPTA with respect to gain on a sale of our common stock as long as at all times during the testing period non-U.S. persons hold, directly or indirectly, less than 50% in value of our stock. We cannot assure you that that test will be met, but, if such test is satisfied, the sale of our stock will not be subject to tax under FIRPTA, regardless of the percentage owned by such holder and whether our stock is regularly traded on an established securities market.  Even if we meet this test, pursuant to “wash sale” rules under FIRPTA, a non-U.S. stockholder may incur tax under FIRPTA to the extent such stockholder disposes of stock within a certain period prior to a capital gain distribution and directly or indirectly (including through certain affiliates) reacquires stock within certain prescribed periods. However, a non-U.S. stockholder will not incur tax under FIRPTA on a disposition of the shares of our common or preferred stock if: (i) such non-U.S. stockholder owned, actually or constructively, at all times during a specified testing period, 5% or less of the total fair market value of a class of our stock that is “regularly traded” on an established securities market; (ii) such non-U.S. stockholder owned shares of a class of our stock that is not publicly traded on an established securities market if the fair market value of the shares acquired by such non-U.S. stockholder on the date of acquisition did not exceed 5% of the regularly traded class of stock with the lowest fair market value; or (iii) such non-U.S. stockholder owned shares of a class of our stock that is convertible into a class of our stock that is regularly traded if the fair market value of the shares acquired by such non-U.S. stockholder on the date of acquisition did not exceed 5% of the total fair market value of the regularly traded class of stock that such shares are convertible into. For as long as our common stock is regularly traded on an established securities market, a non-U.S. stockholder should not incur tax under FIRPTA with respect to gain on a sale of our common stock if it owns, actually or constructively, 5% or less of our common stock. If the gain on the sale of our stock were taxed under FIRPTA, a non-U.S. stockholder would be taxed on that gain in the same manner as U.S. stockholders subject to applicable alternative minimum tax and a special alternative minimum tax in the case of nonresident alien individuals. Furthermore, a non-U.S. stockholder generally will incur tax on gain not subject to FIRPTA if:

•      the gain is effectively connected with the non-U.S. stockholder’s United States trade or business, in which case the non-U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain; or

•      the non-U.S. stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States, in which case the non-U.S. stockholder will incur a 30% tax on his or her capital gains derived from sources within the United States.

State and Local Taxes.  We and our stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which we or they transact business or reside (although U.S. stockholders who are individuals generally should not be required to file state income tax returns outside of their state of residence with respect to our operations and distributions).  The state and local tax treatment of us and our stockholders may not conform to the Federal income tax consequences discussed above.  Consequently, prospective stockholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in our common stock.

Applicable Treasury Regulations provide presumptions regarding the status of holders when payments to the holders cannot be reliably associated with appropriate documentation provided to the payor.  Because the application of these Treasury Regulations varies depending on the stockholder’s particular circumstances, you are advised to consult your tax advisor regarding the information reporting requirements applicable to you.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive.  Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

Backup Withholding.  We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation.  Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the MGCL and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 100,000,000 shares of stock, par value $0.0001 per share, 80,000,000 which are initially designated as common stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. We intend to use a fiscal year-end of June 30. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.  As of May 30, 2013, our common stock is the only class of our securities outstanding:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	80,000,000	—	728,217

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time in limited circumstances.  Stockholders cannot be required to contribute additional capital.

Common Stock

All Shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each Share would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each Share is entitled to one vote exclusively on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power.   The majority of the outstanding Shares may, without needing the concurrence of any Sponsor (i) amend the voting rights described in the Bylaws; (ii) dissolve MRC; and (iii) approve or disapprove the sale of all or substantially all of our assets, when such sale is to be made other than in the ordinary course of our business.  Additionally, a Sponsor may not, without the concurrence of a majority of the Shares (x) amend the voting rights as described in the Bylaws; (y) sell all or substantially all of our assets, when such sale is to be made other than in the course of our ordinary business; and (z) cause the merger or other reorganization of the business.   A Sponsor may not vote on or consent to matters submitted to the stockholder regarding any transaction between us and such Sponsor.  When determining the existence of the requisite percentage of shares needed to approve a matter on which a Sponsor may not vote or consent, any Shares held by such Sponsor may not be included.  There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding Shares can elect all of our directors, and holders of less than a majority of such Shares will be unable to elect any director.

Preferred Stock

Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Notwithstanding the foregoing, any director indemnification or agreement to hold harmless will only be provided if all of the following conditions are met: (i) the Board of Directors have determined, in good faith, that the course of conduct causing the loss or liability was in our best interests; (ii) the Board of Directors have determined that the person seeking indemnification was acting on behalf of or performing services for us; (iii) such liability of loss was not the result of any negligence or misconduct by the Board of Directors, excluding Independent Directors, or gross negligence or willful misconduct by the Independent Directors; (iv) such indemnification or agreement to hold harmless is recoverable only out of our net assets and not from stockholders.  The advancement of funds to a director for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (x) the legal action related to acts or omissions with respect to the performance of duties or services on our behalf; (y) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (z) the director undertakes to repay the advanced funds, together with the applicable legal rate of interest thereon, in cases in which such director is found not to be entitled to indemnification.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (y) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (z) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the MGCL and Our Charter and Bylaws

The MGCL and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

Our Charter and Bylaws provide that the affirmative vote of the holders of a plurality of the outstanding Shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our Charter our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than one nor more than five. Our Charter provides that, at such time as we have at least three Independent Directors and our common stock is registered under the 1934 Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed with or without cause and then only by the affirmative vote of not less than a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the Charter provides for stockholder action by less than unanimous written consent, which our Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by the Board of Directors or (z) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of MRC upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments, any proposal for our conversion, whether by Charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our Charter as (i) our current directors, (ii) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors will determine such rights apply.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

We have 728,217 Shares outstanding. All of the Shares outstanding prior to the first closing of this offering are “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.  Upon consummation of this offering, the Legacy Funds will hold approximately 12.7% of our total outstanding Shares.

No assurance can be given as to (i) the likelihood that an active market for our Shares will develop; (ii) the liquidity of any such market; (iii) the ability of our stockholders to sell our securities; or (iv) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our shares.

SHARE REPURCHASE PROGRAM

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future.  Stockholders should thus not expect to be able to sell their Shares promptly or at a desired price. A Sponsor or any person selling Shares on our behalf may not complete a sale of Shares to a stockholder until at least five business days after such stockholder receives a final prospectus.   Further, each stockholder must be sent a confirmation of his or her purchase of Shares.  No stockholder will have the right to require us to repurchase his or her Shares or any portion thereof.  Because no public market will exist for our Shares, and we are uncertain when any might develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our Share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other eligible investors.

Beginning 12 months after the initial closing of the sale of Shares in this offering, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our Board of Directors in its discretion unless, in the judgment of the Independent Directors of our Board of Directors, such repurchases would not be in our best interests or would violate applicable law.

Under the MGCL Section 2-311(a), a Maryland corporation generally may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus, unless the charter provides otherwise, preferential amounts payable on dissolution with respect to senior stock. We anticipate conducting such repurchase offers in accordance with the requirements of 1934 Act Rule 13e-4 and the 1940 Act. In months in which we repurchase Shares, we expect to conduct repurchases on the same date that we hold our monthly closing of the sale of Shares in this offering. An offer to repurchase Shares will be conducted solely through tender offer materials and is not being made through this prospectus.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase Shares and under what terms:

•	the effect of such repurchases on our qualification as a REIT;

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We currently intend to limit the number of Shares we will repurchase during any calendar year to the number of Shares we could otherwise repurchase with distributions that would be used to buy our common stock under our DRIP.  This means that if we had distributions in the amount of $1 million in a calendar year and those distributions would be made in the form of our Shares at $10 per share (meaning 100,000 Shares would be distributed under the DRIP), then we would not repurchase more than 100,000 Shares in that calendar year.

At the discretion of our Board of Directors, we may also use cash on hand, cash available from any borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase Shares. In addition, we do not expect to repurchase Shares in any calendar year in excess of 5% of the weighted average number of Shares outstanding in the prior calendar year. We further anticipate that we will offer to repurchase such Shares on each date of repurchase at a price equal to 90% of the current offering price on each date of repurchase.

If you wish to tender your Shares to be repurchased you must either tender at least 25% of the Shares you purchased in the offering or all of the Shares that you own. If you choose to tender only a portion of your Shares, you must maintain a minimum balance of $1,000 worth of Shares following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares we seek to repurchase, we will repurchase Shares on a pro-rata basis. As a result, we may repurchase less than the full amount of Shares that you request to have repurchased unless you select the “All or None” option, in which case you would be deemed to have withdrawn your tender if you could not sell all your Shares. If we do not repurchase the full amount of your Shares that you have requested to be repurchased, or we determine not to make repurchases of our Shares, you may not be able to dispose of your Shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

The Board of Directors will require that we repurchase Shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your Shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of Shares from our stockholders.

When the Board of Directors determines that we will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which Shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit Shares to be tendered, stockholders will be required to complete an Assignment Form, which will be included in the materials sent to our stockholders, as well as any other documents required by the Assignment Form. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If Shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 60 days following the commencement of the tender offer.  We intend to offer an “All or None” option which would provide you with the ability to automatically withdraw your tender if the repurchase offer would result in an pro rata purchase of your Shares, such that you would only sell your Shares if you could sell all of them.

We will not repurchase Shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.  In the event that MCM Advisers, MacKenzie Capital Management or any of their Affiliates holds Shares in the capacity of a stockholder, any such Affiliates may tender Shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder.

We intend to seek exemptive relief from the SEC from Rule 102 of 1934 Act Regulation M, in connection with our proposed Share repurchase program. We believe that we will receive exemptive relief from the SEC which would allow us to conduct repurchases as noted above. However, to the extent we are unable to receive such relief, we would instead make repurchases under the Share repurchase program at prices equal to the current NAV of our common shares, which would not require exemptive relief from the SEC. If we modify any of the material terms of our proposed Share repurchase program, including the price at which we would offer to make repurchases, we will reflect such revisions in a sticker supplement to the prospectus.

ARRANGEMENTS WITH DEALER MANAGER AND SELECTED BROKER-DEALERS

We have entered a dealer manager agreement with ARI to act as our dealer manager for this offering.  ARI may be an underwriter within the meaning of the Securities Act in connection with its activities in this offering.  ARI has no commitment to purchase any Shares and will act as an agent in obtaining indications of interest in our common stock from certain investors, as well as manage the offering process with other broker-dealers and sell directly to persons purchasing through advisory accounts.

Except as provided below, Selling Agents will receive selling commissions of 7% of the gross proceeds of Shares sold in the offering, plus a 0.5% due diligence and marketing expense payment.  When ARI sells to persons buying Shares in an investment advisory account, ARI will receive a 2% administrative fee in lieu of a commission.  ARI will also receive a Dealer Manager Fee of up to 2% of the gross offering proceeds as compensation for acting as the dealer manager, a portion of which fee may be waived by ARI when wholesaling fees are not incurred.  ARI will retain a portion of this amount and will pay the balance to its wholesalers.  The 2% dealer manager compensation does not include non-cash compensation paid to member firms as gifts, business entertainment or training/education. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of the Shares.

We will not pay selling commissions or Dealer Manager Fees on Shares issued under our DRIP. The amount that would have been paid as selling commissions and Dealer Manager Fees if the Shares issued under our DRIP had been sold in this public offering of Shares will be retained and used by us. Therefore, the net proceeds to us for issuances under our DRIP will be greater than the net proceeds to us for sales pursuant to this prospectus.

We have agreed to indemnify the participating broker-dealers, including ARI, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of Shares are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any Shares will be sold.  Any person acting as a broker-dealer will not be indemnified by us for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; and (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our shares were offered or sold as to indemnification for violations of securities laws.

Our executive officers and directors and their immediate family members, as well as officers and employees of our Adviser and its affiliates and their immediate family members and other individuals designated by management, and, if approved by our Board of Directors, may purchase Shares in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of Shares will be sold to individuals so designated by management, net of all selling commissions and Dealer Manager Fees, shortly after the commencement of the offering. However, except for certain share ownership restrictions contained in our Charter, there is no limit on the number of Shares that may be sold to such persons. In addition, the selling commission and the Dealer Manager Fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the Dealer Manager Fee payable in connection with sales to such institutional investors and affiliates. Our Adviser and its affiliates will be expected to hold their Shares purchased as stockholders for investment and not with a view towards distribution.

We are offering volume discounts to investors who purchase more than $250,000 worth of our Shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per Share and the reduced selling commissions payable for volume sales of our Shares.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)
		Reduced Commission Rate
$1 – $ 250,000	$10.00	7.0%
$250,000 – 500,000	9.90	6.0%
$500,000 – 750,000	9.80	5.0%
$750,000 – 1,000,000	9.70	4.0%
$1,000,000 –1,500,000	9.60	3.0%
$ 1,500,000 and up	9.50	2.0%

(1)	Assumes a $10.00 per Share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per Share and selling commissions to the incremental Shares within the indicated range only. Thus, for example, assuming a price per Share of $10.00, a purchase of $500,000 would result in a weighted average purchase price of approximately $9.95 per Share as shown below:

•	$250,000 at $10.00 per Share (total: 25,000 Shares) and a 7.0% commission;

•	$250,000 at $9.90 per Share (total: 25,252.525 Shares) and a 6.0% commission

To qualify for a volume discount as a result of multiple purchases of our Shares you must use the same selected broker-dealer and you must mark the “Additional Investment” space on the subscription agreement. We are not responsible for failing to combine purchases if you fail to mark the “Additional Investment” space. Once you qualify for a volume discount, you will be eligible to receive the benefit of such discount for subsequent purchases of Shares through the same selected broker-dealer.

 To the extent purchased through the same selected broker-dealer, the following persons may combine their purchases as a “single purchaser” for the purpose of qualifying for a volume discount:

•	an individual, his spouse, their children under the age of 21 and all pension or trust funds established by each such individual;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code; and

•	all commingled trust funds maintained by a given bank.

In the event a person wishes to have his order combined with others as a “single purchaser,” that person must request such treatment in writing at the time of subscription setting forth the basis for the discount and identifying the orders to be combined. Any request will be subject to our verification that the orders to be combined are made by a single purchaser. If the subscription agreements for the combined orders of a single purchaser are submitted at the same time, then the commissions payable and discounted share price will be allocated pro rata among the combined orders on the basis of the respective amounts being combined. Otherwise, the volume discount provisions will apply only to the order that qualifies the single purchaser for the volume discount and the subsequent orders of that single purchaser.

Only Shares purchased in our offering pursuant to this prospectus are eligible for volume discounts. Shares issued through our DRIP will not count toward the threshold limits listed above that qualify you for the different discount levels.  In the ordinary course of business, ARI and/or its affiliates may in the future engage in financial advisory, investment banking and other transactions with us for which customary compensation will be paid.

SAFEKEEPING, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our cash is held in safekeeping by Summit Bank located at 2969 Broadway, Oakland CA 94611.  E*TRADE Securities LLC, located in Harborside Financial Center, 501 Plaza 2, 34 Exchange Place, Jersey City, NJ 07311 serves as custodian for most of our traded securities.  US Bank National Association will serve as custodian with respect to our non-traded assets. ACS Securities Services, Inc. will act as our transfer agent, distribution paying agent, and registrar. The principal business address of our transfer agent is 3988 N. Central Expressway, Dallas, Texas 75204.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell LLP, Kansas City, Missouri.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and related schedule of investments of MacKenzie Realty Capital, Inc. as of February 28, 2013 and for the period from July 1, 2012 through February 28, 2013, and as of June 30, 2012 and for the period from January 25, 2012 (date of inception) through June 30, 2012, have been audited by Moss Adams LLP, an independent registered public accounting firm, as stated in their reports, which are included herein and upon authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Shares offered by this prospectus. The registration statement contains additional information about us and our Shares being offered by this prospectus.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the 1934 Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. We are also required to provide stockholders with quarterly reports containing the information contained in any quarterly report filed by us with the SEC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which is available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at MacKenzie Realty Capital, Inc., 1640 School Street, Moraga, California 94556, by telephone at (925) 631-9100 or (800) 854-8357, or on our website at http://www.mackenzierealty.com.

TABLE OF DEFINITIONS

Affiliate
An affiliate of another person includes any of the following:

a.any person directly or indirectly owning, controlling, or holding, with power to vote ten percent or more of the outstanding voting securities of such other person.
b.any person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other person.
c.any person directly or indirectly controlling, controlled by, of under common control with such other person.
d.any executive officer, director, trustee or general partner of such other person.
e.    any legal entity for which such person acts as an executive officer, director, trustee or general partner.

Bylaws	Our Bylaws, as adopted or amended pursuant to our Charter.
Charter	Our Articles of Incorporation, as may be amended and filed under the MGCL.
Director	Any member of the board of directors of MRC.
Independent Director
A Director who is not an “interested person” of MacKenzie Realty Capital, Inc. as defined in 1940 Act §2(a)(19).  An “interested person” is defined in relevant parts in Section 2(a)(19) as:

“Interested person” of another person means--
a.when used with respect to an investment company—
i.any affiliated person of such company,
ii.any member of the immediate family of any natural person who is an affiliated person of such company,
iii.any interested person of any investment adviser of or principal underwriter for such company,
iv.any person or partner or employee of any person who at any time since the beginning of the last two completed fiscal years of such company has acted as legal counsel for such company,
v.any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6-month period preceding the date of the determination of whether that person or affiliated person is an interested person, has executed any portfolio transactions for, engaged in any principal transactions with, or distributed shares for—
I.the investment company;
II.any other investment company having the same investment adviser as such investment company or holding itself out to investors as a related company for purposes of investment or investor services; or
III.any account over which the investment company's investment adviser has brokerage placement discretion,
vi.any person or any affiliated person of a person (other than a registered investment company) that, at any time during the 6-month period preceding the date of the determination of whether that person or affiliated person is an interested person, has loaned money or other property to--
I.the investment company;
II.any other investment company having the same investment adviser as such investment company or holding itself out to investors as a related company for purposes of investment or investor services; or
III.any account for which the investment company's investment adviser has borrowing authority,
vii.any natural person whom the SEC by order has determined to be an interested person by reason of having had, at any time since the beginning of the last two completed fiscal years of such company, a material business or professional relationship with such company or with the principal executive officer of such company or with any other investment company having the same investment adviser or principal underwriter or with the principal executive officer of such other investment company:
            b.Provided, that no person shall be deemed to be an interested person of an investment company solely by reason of (aa) his being a member of its board of directors or advisory board or an owner of its securities, or (bb) his membership in the immediate family of any person specified in clause (aa) of this proviso; and
For the purposes of this definition, “member of the immediate family” means any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, and includes step and adoptive relationships. The SEC may modify or revoke any order issued under clause (vi) of subparagraph (A) or (B) of this paragraph whenever it finds that such order is no longer consistent with the facts. No order issued pursuant to clause (vi) of subparagraph (A) or (B) of this paragraph shall become effective until at least sixty days after the entry thereof, and no such order shall affect the status of any person for the purposes of this title or for any other purpose for any period prior to the effective date of such order.

Legacy Funds
Collectively, MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC.

Legacy Portfolio	The portfolio of investments contributed by the eight Legacy Funds on February 28, 2013.
MacKenzie Capital Management, the Manager, or the Administrator	MacKenzie Capital Management, LP.
MCM Advisers, Investment Adviser	MCM Advisers, LP.
MRC, We, Us, Our	MacKenzie Realty Capital, Inc.
NAV	Our net asset value.
Organization and Offering Expenses
All expenses incurred by and to be paid from our assets in connection with and in preparing it for registration and subsequently offering and distributing it to the public, including total selling commissions (including fees of the underwriters' attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants’ and attorneys’ fees.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Mackenzie Realty Capital, Inc.

We have audited the accompanying balance sheet, including the related schedule of investments of Mackenzie Realty Capital, Inc. (the “Company”) as of February 28, 2013, and the related statements of operations, changes in net assets, and cash flows for the period from July 1, 2012 through February 28, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mackenzie Realty Capital, Inc. as of February 28, 2013, and the results of its operations and its cash flows for the period from July 1, 2012 through February 28, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP
San Francisco, California
May 24, 2013

MacKenzie Realty Capital, Inc.
BALANCE SHEET
February 28, 2013

Assets
Investments, at fair value (cost of $6,448,380)	$6,448,380
Cash and cash equivalents	5,937
Other assets	485,630
Deferred offering costs	337,543
Total assets	$7,277,490

Liabilities
Accounts payable and accrued liabilities	$80,574
Total liabilities	80,574

Commitments and Contingencies

Net assets
Common stock, $0.0001 par value, 80,000,000 shares authorized, 728,217 shares issued and outstanding	73
Capital in excess of par value	7,282,097
Accumulated deficit	(85,254)
Total net assets	$7,196,916

Net asset value per share of common stock	$9.88

The accompanying notes are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.

SCHEDULE OF INVESTMENTS

February 28, 2013

Name	Asset Type	Shares / Units	Cost Basis	Fair Value Per Unit	Total Fair Value
Agree Realty Corp.	Public REIT	4,200.00	$117,894	$28.07	$117,894
Apartment Investment & Mgmt. Co.	Public REIT	3,888.00	115,163	29.62	115,163
Ashford Hospitality Trust	Public REIT	32,400.00	381,348	11.77	381,348
Associated Estates Realty Corporation	Public REIT	4,000.00	69,920	17.48	69,920
Commonwealth REIT	Public REIT	16,900.00	426,725	25.25	426,725
FelCor Lodging Trust	Public REIT	6,400.00	32,128	5.02	32,128
Maxus Realty Trust	Public REIT	8,800.00	151,624	17.23	151,624
MPG Office Trust	Public REIT	13,000.00	33,670	2.59	33,670
One Liberty Properties, Inc.	Public REIT	3,000.00	65,160	21.72	65,160
Rouse Properties, Inc.	Public REIT	1,577.00	26,194	16.61	26,194
			1,419,826		1,419,826

BellaVista Capital, Inc.	Private REIT	123,987.00	74,392	0.60	74,392
Hines REIT	Private REIT	2,692.31	13,569	5.04	13,569
T REIT, Inc.	Private REIT	21,956.98	1,317	0.06	1,317
USA Real Estate Investment Trust	Private REIT	6.60	330	50.00	330
			89,608		89,608

250 West 57th Street Associates, LLC	LP Interest	0.67	66,670	100,000.00	66,670
AEI Net Income & Growth XIX, LP	LP Interest	1.70	170	100.00	170
AEI Net Income & Growth XX, LP	LP Interest	16.00	11,432	714.50	11,432
Brown Palace Hotel Associates, LP	LP Interest	0.25	35,750	143,000.00	35,750
Civic Center, L.P.	LP Interest	2.00	163,994	81,997.00	163,994
CRI Hotel Income Partners, LP	LP Interest	15,961.00	64,642	4.05	64,642
Del Taco Restaurant Properties I	LP Interest	287.00	207,358	722.50	207,358
Del Taco Restaurant Properties II	LP Interest	273.00	60,459	221.46	60,459
Del Taco Restaurant Properties III	LP Interest	628.00	125,983	200.61	125,983
Del Taco Income Properties IV	LP Interest	2,296.00	59,696	26.00	59,696
Divall Insured Income Property 2, LP	LP Interest	830.30	211,926	255.24	211,926
DRV Holding Company, LLC	LP Interest	500.00	500,000	1,000.00	500,000
El Conquistador Limited Partnership	LP Interest	2.00	80,976	40,487.90	80,976
Empire State Building Association, LLC	LP Interest	1.00	110,000	110,000.00	110,000
Hotel Durant, LLC	LP Interest	7.10	577,299	81,344.12	577,299
Inland Land Appreciation Fund I, LP	LP Interest	149.40	18,166	121.59	18,166
Inland Land Appreciation Fund II, LP	LP Interest	211.00	27,951	132.47	27,951
Madison Place Associates	LP Interest	6.80	77,943	11,462.25	77,943
MPF Pacific Gateway—Class B	LP Interest	23.20	6,287	271.00	6,287	*
National Property Investors 6, LP	LP Interest	7.00	145	20.70	145
Northland Cable Properties Seven, LP	LP Interest	79.00	1,694	21.44	1,694
Post Street Renaissance Partners Class A	LP Interest	9.10	177,844	19,543.25	177,844
Post Street Renaissance Partners Class D	LP Interest	11.60	542,115	46,734.09	542,115
Rancon Realty Fund IV	LP Interest	975.00	173,706	178.16	173,706
Rancon Realty Fund V	LP Interest	935.00	165,691	177.21	165,691
Secured Income, LP	LP Interest	25,600.00	223,232	8.72	223,232
Uniprop Income Fund II	LP Interest	12,156.00	56,890	4.68	56,890
			3,748,019		3,748,019

Coastal Realty Bus. Tr. – REEP, Inc.	Investment Trust	72,320.00	72,320	1.00	72,320	*
Coastal Realty Bus. Tr. – Secured Income	Investment Trust	37,577.00	327,671	8.72	327,671	*
Coastal Realty Bus. Tr. —Series F-2	Investment Trust	10,000.00	58,800	5.88	58,800	*
Coastal Realty Bus. Tr. —Series H-2	Investment Trust	47,284.17	246,351	5.21	246,351	*
Coastal Realty Bus. Tr. —Series L-2	Investment Trust	7,950.00	18,444	2.32	18,444	*
Coastal Realty Bus. Tr. —Series Q	Investment Trust	10.00	467,341	46,734.09	467,341	*
			1,190,927		1,190,927

Total Investments			$6,448,380		$6,448,380
*Investments in related parties

The accompanying notes are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.
STATEMENT OF OPERATIONS
For the Period from July 1, 2012 through February 28, 2013

Expenses
Organization costs	$24,410
Other	7,903

Total expenses	32,313

Net investment loss	$(32,313)

Net investment loss per share	$(0.04)

Net loss per share	$(0.83)

Weighted average shares	38,700

The accompanying notes are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.

STATEMENT OF CHANGES IN NET ASSETS

For the Period from July 1, 2012 through February 28, 2013

Operations
Net investment loss from operations	$(32,313)
Net decrease in net assets resulting from operations	(32,313)

Capital share transactions
Issuance of common stock (Note 1)	6,922,170
Net increase in net assets resulting from capital share transactions	6,922,170

Total increase in net assets	6,889,857
Net assets at beginning of period	307,059
Net assets at end of period	$7,196,916

The accompanying notes are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.

STATEMENT OF CASH FLOWS

For the Period from July 1, 2012 through February 28, 2013

Cash flows from operating activities
Net investment loss from operations	$(32,313)
Adjustments to reconcile net change in net assets resulting from operations to net cash from operating activities:
Changes in assets and liabilities:
Other assets	2,660
Deferred offering costs	(145,700)
Accounts payable and accrued liabilities	20,221

Net cash used in operations	(155,132)

Net decrease in cash and cash equivalents	(155,132)

Cash and cash equivalents at beginning of the period	161,069

Cash and cash equivalents at end of the period	$5,937

Supplemental schedule of noncash operating and financing activities:
Common stock issued in exchange for investments (note 1)	$6,448,380
Common stock issued in exchange for other assets (note 1)	473,790
$6,922,170

The accompanying notes are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

February 28, 2013

NOTE 1 – PRINCIPAL BUSINESS AND ORGANIZATION

MacKenzie Realty Capital, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on January 25, 2012, and has been active in matters relating to its organization as a non-diversified, closed-end investment company that will elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Company is authorized to issue 100,000,000 shares, of which (i) 80,000,000 are designated as common stock, with a $0.0001 par value per Share; and (ii) 20,000,000 are designated as preferred stock, with a $0.0001 par value per share.  The Company has not yet commenced operations.  The Company intends to operate so as to qualify to be taxed as a real estate investment trust (“REIT”) as defined under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). The Company’s fiscal year-end is June 30.

The Company is managed by MacKenzie Capital Management, LP (“MacKenzie”) under the administration agreement dated and effective as of November 1, 2012.  MacKenzie, which has been engaged in the management and sponsorship of offerings that invest primarily in real estate related securities since 1982, will manage all of the Company’s affairs except for providing investment advice. The Company is advised by MCM Advisers, LP (the “Adviser”) under the advisory agreement dated and effective as of February 28, 2013.  The Company intends to pursue a strategy focused on investing primarily in illiquid or non-traded debt and equity securities issued by U.S. companies generally owning commercial real estate.  These companies are likely to be non-traded REITs, small-capitalization publicly traded REITs, public and private real estate limited partnerships, limited liability companies, and tenancies-in-common.

On February 28, 2013, the Company acquired pursuant to an exchange agreement (“Contribution Agreement”) a portfolio of investments and other assets (“Legacy Portfolio”) from eight private funds: MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC, which are collectively referred to as “Legacy Funds.” The Legacy Funds are managed by MacKenzie. The assets acquired from the Legacy Funds have a collective fair value of approximately $6.9 million as of February 28, 2013. As consideration for the Company’s acquisition of the portfolio, 692,217 shares of the Company’s common stock were issued to the Legacy Funds. In addition, in 2012 prior to the Company’s acquisition of the Legacy Portfolio, each of the Legacy Funds and MP Value Fund 8, LLC, a private investment fund managed by MacKenzie,  purchased 4,000 shares of the Company’s common stock at $10 per share in order to provide the Company with funds to complete this exchange and prepare its initial public offering.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Company follows the financial reporting standards for investment companies set forth in GAAP.  Accordingly, the investments will be recorded at estimated fair value in the balance sheet with changes in unrealized gains (losses) in the fair value of such investments included in net investment income within the Company’s statement of operations.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times the cash balances held in financial institutions by the Company may exceed these insured limits.

Organization Costs:  Organization costs include, among other things, the cost of incorporation including the cost of legal services pertaining to the organization and incorporation of the business and incorporation fees. These costs are expensed as incurred. For the period from July 1, 2012, through February 28, 2013, the Company incurred organization costs of $24,410.

Deferred Offering Costs:  The Company’s deferred offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement. As of February 28, 2013, the Company had deferred offering costs of $337,543. Offering costs have been deferred and will be expensed over a twelve month period beginning the day operations commence.

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

February 28, 2013

Other Assets: Other assets primarily consist of receivables from the Legacy Funds in conjunction with the portfolio acquisition transaction discussed above under Note 1. The receivable amounts from the Legacy Funds were fully collected as of April 16, 2013.

Income Taxes:  The Company intends to elect to be treated for federal income tax purposes, and intends to qualify thereafter, as a REIT under Subchapter M of the Code. Generally, a REIT is exempt from federal income taxes if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. The Company intends to distribute sufficient dividends to maintain its REIT status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 85% of net ordinary income, 95% of the realized net short-term capital gains in excess of realized net long-term capital losses, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company will generally endeavor each year to avoid any federal excise taxes.

Net Investment Loss Per Share: The net investment loss per share is calculated by dividing the net decrease in net assets from operation by number of shares outstanding as of February 28, 2013.

Net Loss Per Share:  The net loss per common share is calculated by dividing the net decrease in net assets from operation by the weighted average number of shares outstanding during the period.

Subsequent Events:  Subsequent events are events or transactions that occur after the date of the balance sheet but before the date the financial statements are available to be issued. Subsequent events that provide additional evidence about conditions that existed at the date of the statement of net assets are considered in the preparation of the financial statements presented herein. Subsequent events that occur after the date of the statement of net assets that do not provide evidence about the conditions that existed as of the date of the statement of net assets are considered for disclosure based upon their significance in relation to the Company’s financial statements taken as a whole.

Valuation of Investments: The Company’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Company develops fair values for investments based on available inputs which could include pricing that is observed in the marketplace. Examples of market information that the Company attempts to obtain include the following:

•	Recent quoted trading prices for the same or similar securities;
•	Recent purchase prices paid for the same or similar securities;
•	Recent sale prices received for the same or similar securities;
•	Relevant reports issued by industry analysts and publications; and
•	Other relevant observable and unobservable inputs, including liquiditydiscount.

After considering all available indications of the appropriate rate of return that market participants would require, the Company considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Company invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly changed from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Company may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Company to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Company is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

February 28, 2013

NOTE 3 –REGISTRATION STATEMENT

The Company filed a registration statement on June 1, 2012, on Form N-2 with the Securities and Exchange Commission to register the offer and sale of no more than 500,000 shares of its common stock.  An amendment to the N-2 will be filed to instead register 5,000,000 shares of common stock for sale.  The initial offer will be for up to 5,000,000 shares of common stock at $10 per share with no minimum.  The Company has no current plans to issue shares of preferred stock.

NOTE 4 –INVESTMENTS

The following table summarizes the activities of the Company’s investments at fair value as of February 28, 2013:

Asset Type	Beginning Balance	Purchases	Ending Balance
Public REIT	$-	$1,419,826	$1,419,826
Private REIT	-	89,608	89,608
LP Interest	-	3,748,019	3,748,019
Investment Trust	-	1,190,927	1,190,927
Total	$-	$6,448,380	$6,448,380

Fair Value Measurements

GAAP establishes a hierarchical disclosure framework which prioritizes and ranks the level of market price observables used in measuring investments at fair value. Market price is impacted by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observables and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

Level I –
Quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I are publicly traded equity securities. The Company does not adjust the quoted price for these investments even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

Level II –
Price inputs are quoted prices for similar financial instruments in active markets; quoted prices for identical or similar financial instruments in markets that are not active; and model-derived valuations in which all significant inputs or significant value-drivers are observable in active markets. Investments which are generally included in this category are publicly traded equity securities with restrictions.

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

February 28, 2013

Level III –
Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair values for these investments are estimated by management using valuation methodologies that consider a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance, financial condition, and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment by management. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the valuation of the Company’s investments as of February 28, 2013:

	Total	Level I	Level II	Level III
Public REIT	$1,419,826	$1,268,202	$151,624	$-
Private REIT	89,608	-	-	89,608
LP Interest	3,748,019	-	-	3,748,019
Investment Trust	1,190,927	-	-	1,190,927
Total	$6,448,380	$1,268,202	$151,624	$5,028,554

The following is a reconciliation of the beginning and ending balances for investments measured at fair value on a recurring basis using significant unobservable inputs (Level III) for the period ended February 28, 2013:

Balance at July 1, 2012	$-
Purchases of investments	5,028,554

Ending balance at February 28, 2013	$5,028,554

The following table shows quantitative information about significant unobservable inputs related to the Level II fair value measurements used at February 28, 2013:

Investments	Asset Type	Total Fair Value	Valuation Techniques	Inputs Used

Maxus Realty Trust	Public REIT	$151,624	10-day trading average	Trading prices

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

February 28, 2013

The following table shows quantitative information about significant unobservable inputs related to the Level III fair value measurements used at February 28, 2013:
Investments	Industry	Asset Type	Total Fair Value	Valuation Techniques	Unobservable Inputs Used

Coastal Realty Business Trust - REEP, Inc.	Apartment	Investment Trust	$ 72,320	Recent purchase price paid for identical or similar security	Acquisition cost
Coastal Realty Business Trust - Secured Income	Apartment	Investment Trust	327,671	Recent prices from industry publications	Secondary market industry publication
Coastal Realty Business Trust - Series Q	Hotel	Investment Trust	467,341	Sales method	Revenue multiplier of 4.73, Liquidity discount of 33%
Coastal Realty Business Trust - Series F-2	Retail	Investment Trust	58,800	Recent prices from industry publications	Secondary market industry publication
Coastal Realty Business Trust - Series H-2	Hotel	Investment Trust	246,351	Recent prices from industry publications	Secondary market industry publication
Coastal Realty Business Trust - Series L-2	Office	Investment Trust	18,444	Current prices from other secondary market participant	Tender offer price from competitor
Divall Insured Income Properties 2, LP	Apartment	LP Interest	211,926	Recent prices from industry publications	Secondary market industry publication
El Conquistador Limited Partnership	Apartment	LP Interest	80,976	Direct capitalization method	Capitalization rate of 10.6%, Liquidity discount of 33%
Madison Place Associates	Apartment	LP Interest	77,943	Discounted face value of the underlying note	Face value of underlying note, Liquidity discount of 33%
National Property Investors 6, LP	Apartment	LP Interest	145	Sales method	Per Door of $95,766, Liquidity discount of 33%
Secured Income, LP	Apartment	LP Interest	223,232	Recent prices from industry publications	Secondary market industry publication
Uniprop Income Fund II	Apartment	LP Interest	56,890	Recent prices from industry publications	Secondary market industry publication
Northland Cable Properties Seven, LP	Cable	LP Interest	1,694	Residual value	Sponsor provided value, Liquidity discount of 60%
Brown Palace Hotel Associates, LP	Hotel	LP Interest	35,750	Recent purchase price paid for identical or similar security	Acquisition cost
CRI Hotel Income Partners, LP	Hotel	LP Interest	64,642	Sales method	Revenue multiplier ranging from 2.07 to 2.2, Liquidity discount of 33%
Post Street Renaissance Partners Class A	Hotel	LP Interest	177,844	Sales method	Revenue multiplier of 4.73, Liquidity discount of 33%
Post Street Renaissance Partners Class D	Hotel	LP Interest	542,115	Sales method	Revenue multiplier of 4.73, Liquidity discount of 33%
DRV Holding Company, LLC	Land	LP Interest	500,000	Recent purchase price paid for identical or similar security	Acquisition cost
Inland Land Appreciation Fund I, LP	Land	LP Interest	18,166	Recent prices from industry publications	Secondary market industry publication
Inland Land Appreciation Fund II, LP	Land	LP Interest	27,951	Recent prices from industry publications	Secondary market industry publication
250 West 57th Street Associates, LLC	Office	LP Interest	66,670	Recent purchase price paid for identical or similar security	Acquisition cost
Civic Center, L.P.	Office	LP Interest	163,994	Direct capitalization method	Capitalization rate of 7.9%, Liquidity discount of 33%
Empire State Building Associates, LLC	Office	LP Interest	110,000	Recent purchase price paid for identical or similar security	Acquisition cost
MPF Pacific Gateway - Class B	Office	LP Interest	6,287	Residual value	Sponsor provided value, Liquidity discount of 60%
Rancon Realty Fund IV	Office	LP Interest	173,706	Recent prices from industry publications and other secondary market participant	Secondary market industry publication and competitor's tender offer price
Rancon Realty Fund V	Office	LP Interest	165,691	Recent prices from industry publications and other secondary market participant	Secondary market industry publication and competitor's tender offer price
AEI Net Income & Growth Fund XIX, LP	Retail	LP Interest	170	Recent prices from industry publications	Secondary market industry publication
AEI Net Income & Growth Fund XX, LP	Retail	LP Interest	11,432	Recent prices from industry publications	Secondary market industry publication
Del Taco Restaurant Properties I	Retail	LP Interest	207,358	Recent prices from industry publications	Secondary market industry publication
Del Taco Restaurant Properties II	Retail	LP Interest	60,459	Recent prices from industry publications	Secondary market industry publication
Del Taco Restaurant Properties III	Retail	LP Interest	125,983	Recent prices from industry publications	Secondary market industry publication
Del Taco Income Properties IV	Retail	LP Interest	59,696	Sales method	Capitalization rate of 6.4%, Liquidity discount of 33%
Hotel Durant, LLC	Retail	LP Interest	577,299	Direct capitalization method	Capitalization rate of 7.8%, Liquidity discount of 33%
USA Real Estate Investment Trust	Land	Private REIT	330	Recent prices from industry publications	Secondary market industry publication
Bellavista Capital, Inc.	Apartment	Private REIT	74,392	Sales method	Sponsor provided value, Liquidity discount of 60%
Hines REIT	Office	Private REIT	13,569	Recent prices from industry publications	Secondary market industry publication
T REIT, Inc.	Office	Private REIT	1,317	Residual value	Sponsor provided value, Liquidity discount of 60%
Total Investments			$ 5,028,554

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

February 28, 2013

NOTE 5 –RELATED PARTY TRANSACTIONS

Management & Investment Advisory Fees: The Company entered into a portfolio structuring agreement and an investment advisory agreement with the Adviser as well as an administration agreement with MacKenzie.  The Adviser will provide investment advisory services to the Company.  MacKenzie will provide administrative, accounting and other services required for the day-to-day operation of the Company.  Compensation to the Adviser and MacKenzie will be fee-based and will not result in the issuance of shares of Company stock.  As of February 28, 2013, no fees have been paid.

Investments:

MPF Pacific Gateway: The Company has a 15.82% interest in MPF Pacific Gateway, which is a holding company that owns an investment in a REIT Liquidating Trust. MPF Pacific Gateway is managed by MacKenzie.

Coastal Realty Business Trust (“CRBT”): CRBT is a Nevada business trust whose trustee is MacKenzie and whose beneficiaries are various private funds managed by MacKenzie. Its purpose is to own various investments on behalf of such funds. Each CRBT Trust Series (“Series”) pools capital from several funds managed by MacKenzie and invests (generally) in shares of private real estate investment trusts (“REIT”) as provided for in the Trust Agreement. Each Series participant is limited by the terms of the agreement and, as such, an interest in a Series has no redemption rights.

The Company has a 7.52% interest in CRBT Series F-2, which acquires and manages a real estate portfolio consisting mainly of office properties located in the United States.

The Company has a 55.77% interest in CRBT Series H-2, which invests in shares of a REIT that owns a real estate portfolio totaling 170 properties located in the United States and Canada. These properties include senior housing, hotels and resorts, golf courses, and marinas, among others.

The Company has a 7.94% interest in CRBT Series L-2, which invests in shares of a REIT that acquires and manages a diversified real estate portfolio, primarily comprised of retail, office, hotel, multi-family, and industrial properties.

The Company has a 5.27% interest in CRBT Series Q, which invests in units of a limited partnership formed for the purpose of acquiring, refurbishing, and operating the Prescott Hotel and Postrio Restaurant located near Union Square in San Francisco, California.

The Company has a 16.46% interest in CRBT–REEP, Inc., which invests in one of three general partner interests of units of a limited partnership which owns one multi-family property located in Frederick, Maryland.

The Company has a 16.46% interest in CRBT–Secured Income, which invests in units of a limited partnership, which owns one multi-family property located in Frederick, Maryland.

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

February 28, 2013

NOTE 7 – FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements. The following is a schedule of financial highlights for a common share outstanding for the period ending February 28, 2013:

Per Share Data:

Beginning net asset value	$8.53
Net investment loss	(0.04
Issuance of stock at prices above net asset value	1.39
Ending net asset value	9.88
Offering costs per share	(0.46
Ending net asset value deducting offering cost	$9.42

Ratio to average net assets (1)

Total expenses	-2.8%
Net investment loss	-2.8%
Total rate of return (2)	-2.8%

(1)
Average net assets were derived from the month-end net asset amounts for the period from July 2012 through February 2013. For the period ended February 28, 2013, the average net assets amounted to $1,161,932.

(2)	Total return is calculated based upon the change in value of the net assets. An individual shareholder’s return may vary from this return based on the time of capital transactions.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
MacKenzie Realty Capital, Inc.

We have audited the accompanying balance sheet of MacKenzie Realty Capital, Inc. (the “Company”), as of June 30, 2012, and the related statements of operations and changes in net assets for the period from January 25, 2012 (date of inception) through June 30, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of MacKenzie Realty Capital, Inc. as of June 30, 2012, and the results of its operations for the period from January 25, 2012 (date of inception) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP

San Francisco, California
May 24, 2013

MacKenzie Realty Capital, Inc.

BALANCE SHEET

June 30, 2012

Assets
Cash and cash equivalents	$161,069
Retainer for legal services	10,000
Other assets	4,500
Deferred offering costs	191,843
Total assets	$367,412

Liabilities
Accounts payable and accrued liabilities	$60,353
Total liabilities	$60,353

Commitments and contingencies (note 3)

Net assets
Common stock, $0.0001 par value, 80,000,000 shares authorized, 36,000 shares issued and outstanding	$4
Capital in excess of par value	359,996
Accumulated deficit	(52,941
Total net assets	$307,059

Net asset value per share of common stock	$8.53

*The accompanying notes are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.

STATEMENT OF OPERATIONS

For the Period from January 25, 2012 (date of inception) through June 30, 2012

Expenses
Organization costs	$52,759
Administration fees	182
Total expenses	52,941

Net investment loss from operations	$(52,941)

Net loss per share	$(1.47)

Weighted average shares	36,000

*The accompanying notes are an integral part of these financial statements.

MacKenzie Realty Capital, Inc.

STATEMENT OF CHANGES IN NET ASSETS

For the Period from January 25, 2012 (date of inception) through June 30, 2012

Operations
Net investment loss	$(52,941)
Net decrease in net assets resulting from operations	(52,941)

Capital share transactions
Issuance of common stock	360,000

Net increase in net assets resulting from capital share transactions	360,000
Total increase in net assets	307,059
Net assets at beginning of period	-
Net assets at end of period	$307,059

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

NOTE 1 – PRINCIPAL BUSINESS AND ORGANIZATION

MacKenzie Realty Capital, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on January 25, 2012, and has been active in matters relating to its organization as a non-diversified, closed-end investment company that will elect tobe regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”).  The Company is authorized to issue 100,000,000 shares, of which (i) 80,000,000 are designated as Common stock, with a $0.0001 par value per Share; and (ii) 20,000,000 are designated as Preferred stock, with a $0.0001 par value per Share.  The Company has not yet commenced operations.   The Company intends to operate so as to qualify to be taxed as a real estate investment trust (“REIT”) as defined under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). The Company’s fiscal year-end is June 30.

The Company is managed by MacKenzie Capital Management, LP (“MacKenzie”) under the administration agreement dated and effective as of November 1, 2012.  MacKenzie, which has been engaged in the management and sponsorship of offerings that invest primarily in real estate related securities since 1982, will manage all of the Company’s affairs except for providing investment advice. The Company is advised by MCM Advisers, LP (the “Adviser”) under the advisory agreement dated and effective as of February 28, 2013.  The Company intends to pursue a strategy focused on investing primarily in illiquid or non-traded debt and equity securities issued by U.S. companies generally owning commercial real estate.  These companies are likely to be non-traded REITs, small-capitalization publicly traded REITs, public and private real estate limited partnerships, limited liability companies, and tenancies-in-common.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Company follows the financial reporting standards for investment companies set forth in GAAP.  Accordingly, the investments will be recorded at estimated fair value in the balance sheet with changes in unrealized gains (losses) in the fair value of such investments included in net investment income within the Company’s statement of operations.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. These balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to certain limits. At times the cash balances held in financial institutions by the Company may exceed these insured limits.

Organization Costs:  Organization costs include, among other things, the cost of incorporation including the cost of legal services pertaining to the organization and incorporation of the business and incorporation fees. These costs are expensed as incurred. For the period from January 25, 2012 (date of inception) through June 30, 2012, the Company incurred organization costs of $52,759.

Deferred Offering Costs:  The Company’s deferred offering costs include, among other things, legal fees and other costs pertaining to the preparation of the registration statement. As of June 30, 2012, the Company had deferred offering costs of $191,843. Offering costs have been deferred and will be expensed over a twelve month period beginning the day operations commence.

Income Taxes:  The Company intends to elect to be treated for federal income tax purposes, and intends to qualify thereafter, as a REIT under Subchapter M of the Code. Generally, a REIT is exempt from federal income taxes if it distributes at least 90% of “Investment Company Taxable Income,” as defined in the Code, each year. The Company intends to distribute sufficient dividends to maintain its REIT status each year. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 85% of net ordinary income, 95% of the realized net short-term capital gains in excess of realized net long-term capital losses, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company will generally endeavor each year to avoid any federal excise taxes.

Net Loss Per Share:  The net loss per common share is calculated by dividing the net decrease in net assets from operation by the weighted average number of shares outstanding during the period.

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

Subsequent Events:  Subsequent events are events or transactions that occur after the date of the statement of net assets but before the date the financial statements are available to be issued. Subsequent events that provide additional evidence about conditions that existed at the date of the statement of net assets are considered in the preparation of the financial statements presented herein. Subsequent events that occur after the date of the statement of net assets that do not provide evidence about the conditions that existed as of the date of the statement of net assets are considered for disclosure based upon their significance in relation to the Company’s financial statements taken as a whole.

Valuation of Investments: The Company’s financial statements include investments that are measured at their estimated fair values in accordance with GAAP. A fair value measurement represents the price at which an orderly transaction would occur between willing market participants at the measurement date. The Company develops fair values for investments based on available inputs which could include pricing that is observed in the marketplace. Examples of market information that the Company attempts to obtain include the following:

•           Recent quoted trading prices for the same or similar securities;
•           Recent purchase prices paid for the same or similar securities;
•           Recent sale prices received for the same or similar securities;
•           Relevant reports issued by industry analysts and publications; and
•           Other relevant observable and unobservable inputs, including liquidity discounts.

After considering all available indications of the appropriate rate of return that market participants would require, the Company considers the reasonableness of the range indicated by the results to determine an estimate that, in its opinion, is most representative of fair value.

The markets for many of the real estate securities in which the Company invests are generally illiquid. Establishing fair values for illiquid investments is inherently subjective and is often dependent upon significant estimates and modeling assumptions. If either the volume and/or level of trading activity for an investment has significantly changed from normal market conditions, or price quotations or observable inputs are not associated with orderly transactions, the market inputs used might not be relevant. For example, recent quoted trading prices might not be relevant if a ready market does not exist for the quantity of investments that the Company may wish to sell.

In circumstances where relevant market inputs cannot be obtained, increased analysis and management judgment are required to estimate fair value. This generally requires the Company to establish the use of internal assumptions about future cash flows, including the cash flows of underlying real property, and appropriate risk-adjusted discount rates. Regardless of the valuation inputs used, the objective of fair value measurement is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

The Company is under no compulsion to dispose of its investments, and expects to hold them for a substantial period of time. Therefore, estimated values as determined above may not reflect amounts that could be realized upon actual sale at a future date.

NOTE 3 –COMMITMENTS AND RELATED PARTY TRANSACTIONS

The Company intends to enter into an investment advisory agreement with the Adviser as well as an administrative agreement with MacKenzie.  The Adviser will provide investment advisory services to the Company.  MacKenzie will provide administrative, accounting and other services required for the day-to-day operation of the Company.  Compensation to the Adviser and MacKenzie will be fee -based and will not result in the issuance of shares of Company stock.  As of June 30, 2012, no fees have been paid to date.

MacKenzie Realty Capital, Inc.

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

The private funds managed by MacKenzie invest in securities similar to those that the Company seeks to acquire.  MacKenzie solicited the members of several of these funds to contribute their assets, at their estimated fair value, in exchange for common shares of the Company.  Of the funds solicited, a majority of the members of nine funds, MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MP Value Fund 8, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC, which are collectively referred as the “Legacy Funds,” voted in favor of the proposal. The contribution of the assets will occur prior to the effectiveness of the Company’s registration statement to sell shares to the public.  In advance of its contribution, each such fund purchased 4,000 shares of the Company common stock at $10 per share in order to provide the Company with funds to complete this exchange and prepare its public offering.

NOTE 4 –REGISTRATION STATEMENT

The Company filed a registration statement on June 1, 2012, on Form N-2 with the Securities and Exchange Commission to register the offer and sale of no more than 500,000 shares of its common stock.  An amendment to the N-2 will be filed to instead register 5,000,000 shares of common stock for sale.  The initial offer will be for up to 5,000,000 shares of common stock at $10 per share with no minimum.  The Company has no current plans to issue shares of preferred stock.

NOTE 5 –SUBSEQUENT EVENT

On February 28, 2013, the Company acquired a portfolio of investments and other assets from eight out of the nine Legacy Funds, MP Income Fund 16, LLC, MP Income Fund 18, LLC, MP Income Fund 19, LLC, MP Value Fund 5, LLC, MP Value Fund 7, LLC, MPF Flagship Fund 9, LLC, MP Income Fund 20, LLC, and Mackenzie Patterson Special Fund 6, LLC. The assets acquired from the Legacy Funds have a collective fair value of approximately $6.9 million as of February 28, 2013. As consideration for the Company’s acquisition of the portfolio, 692,217 shares of the Company’s common stock were issued to the Legacy Funds.

5,000,000 Shares

MacKenzie Realty Capital, Inc.

Common Stock

PROSPECTUS

May 30, 2013

Part C — Other Information

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

The Registrant’s financial statements dated February 28, 2013, notes to the financial statements and report of independent public accountants thereon are included herein.

2.	Exhibits:
Exhibit No.	Description of Document
a.	Form of First Amended and Restated Articles of Incorporation*
b.	Form of First Amended and Restated Bylaws*
c.	Inapplicable
d.	Subscription Agreement*
e.	Inapplicable
f.	Inapplicable
g.1.	Investment Advisory Agreement with MCM Advisers, LP dated February 28, 2013*
g.2.	Portfolio Structuring Fee Agreement with MCM Advisers, LP dated February 28, 2013*
h.1.	Form of Marketing Services Agreement*
h.2.	Form of Sales Agent Agreement*
i.	Inapplicable
k.1.	Form of Investor Services Agreement with ACS Securities Services, Inc.*
k.2.	Form of Administration Agreement with MacKenzie Capital Management, LP*
l.	Opinion of Maryland counsel(1)
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm(*)
o.	Financial Statements of the Legacy Funds for Fiscal Years 2011 and 2012*
p.	Inapplicable
q.	Inapplicable
r.1.	Code of Ethics of the Registrant*
r.2.	Code of Ethics for Principal Executive Officer and Principal Financial Officer*
____________

*	Filed herewith
(1)	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Arrangements With Dealer Manager and Selected Broker-Dealers” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee	$7,500
Securities and Exchange Commission fees	$6,138

Directors’ fees and expenses	$45,000
Accounting fees and expenses	$*
Legal fees and expenses	$250,000
Printing expenses	$10,000
Transfer Agent’s fees	$10,000
Miscellaneous	$*
Total	$*
____________

*     To be filed by amendment

Item 28. Persons Controlled by or Under Common Control

Immediately prior to this offering, the Legacy Funds own 100% of the outstanding common stock of the Registrant and are also advised by MCM Advisers, LP.  Each of the Legacy Funds was formed in California.

Name of Legacy Fund:	Percentage of Voting Securities Owned:
MP Value Fund 5, LLC	14.3%
MP Value Fund 7, LLC	19.1%
MP Value Fund 8, LLC	0.55%
MPF Flagship Fund 9, LLC	19.7%
MP Income Fund 16, LLC	13.5%
MP Income Fund 18, LLC	11.0%
MP Income Fund 19, LLC	8.1%
MP Income Fund 20, LLC	4.57%
MacKenzie Patterson Special Fund 6, LLC	9.2%

Item 29. Number of Holders of Securities

As of May 30, 2013, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($0.001 par value)	9

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

The Charter authorizes the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31. Business and Other Connections of Investment Advisor

The information in the prospectus under the captions “Prospectus Summary - About MacKenzie Capital Management”, Prospectus Summary – About MCM Advisers”, “Management – Board of Directors and Executive Officers”, “Portfolio Management” and “Investment Advisory Agreement” is hereby incorporated by reference.  In addition, the Form ADV of MCM Advisers, LP, as filed with the Securities and Exchange Commission (SEC File No. 801-50572), is incorporated herein by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment advisor, MCM Advisers, LP, 1640 School Street, Moraga, California 94556, at the offices of the Registrant’s administrator, MacKenzie Capital Management, LP, 1640 School Street, Moraga, California 94556, at the offices of one of the Registrant’s custodians, E*TRADE Securities LLC,  Harborside Financial Center, 501 Plaza 2, 34 Exchange Place, Jersey City, NJ 07311 or at the offices of the Registrant’s transfer agent, ACS Securities Services, Inc., 3988 N. Central Expressway, Dallas, Texas 75204.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of the common shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

     (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

     (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

  (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

  (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

  (e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

     The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

     (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

  (f) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering by the Registrant pursuant to the issuance of rights to subscribe for shares below net asset value;

  (g) to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the 1933 Act prior to any offering below net asset value if the net dilutive effect of such offering (as calculated in the manner set forth in the dilution table contained in the prospectus), together with the net dilutive effect of any prior offerings made pursuant to this post-effective amendment (as calculated in the manner set forth in the dilution table contained in the prospectus), exceeds fifteen percent (15%);

  (h) to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

5.       Not Applicable.

6.       Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Moraga and State of California on the 30th day of May, 2013.

MacKenzie Realty Capital, Inc.

/s/ Robert Dixon
Robert Dixon
Chief Executive Officer

The undersigned directors and officers of MacKenzie Realty Capital, Inc. hereby constitute and appoint Robert Dixon our true and lawful attorney-in-fact with full power to execute in our name and behalf, in the capacities indicated below, this Amendment to Registration Statement on Form N-2 and all other amendments to such Registration Statement, including post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Paul Koslosky	Chief Financial Officer
Paul Koslosky	(Principal Financial and Accounting Officer)	May 30, 2013

/s/ Robert Dixon	Chief Executive Officer
Robert Dixon	(Principal Executive Officer)	May 30, 2013

/s/ C.E. Patterson
C.E. Patterson	Director	May 30, 2013

/s/ Tim Dozois
Tim Dozois	Director	May 30, 2013

/s/ Tom Frame
Tom Frame	Director	May 30, 2013

Exhibit Index
Exhibit No.	Description of Document
a.	Form of First Amended and Restated Articles of Incorporation
b.	Form of First Amended and Restated Bylaws
c.	Inapplicable
d.	Subscription Agreement
e.	Inapplicable
f.	Inapplicable
g.1.	Investment Advisory Agreement with MCM Advisers, LP dated February 28, 2013
g.2.	Portfolio Structuring Fee Agreement with MCM Advisers, LP dated February 28, 2013
h.1.	Form of Marketing Services Agreement
h.2.	Form of Sales Agent Agreement
i.	Inapplicable
k.1.	Form of Investor Services Agreement with ACS Securities Services, Inc.
k.2.	Form of Administration Agreement with MacKenzie Capital Management, LP
l.	Opinion of Maryland counsel
m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm
o.	Financial Statements of the Legacy Funds for Fiscal Years 2011 and 2012
p.	Inapplicable
q.	Inapplicable
r.1.	Code of Ethics of the Registrant
r.2.	Code of Ethics for Principal Executive Officer and Principal Financial Officer